TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of ten of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Equity Funds.

TCW Galileo Aggressive Growth Equities Fund
TCW Galileo Convertible Securities Fund
TCW Galileo Earnings Momentum Fund
TCW Galileo Large Cap Growth Fund
TCW Galileo Large Cap Value Fund
TCW Galileo Opportunity Fund
TCW Galileo Select Equities Fund
TCW Galileo Small Cap Growth Fund
TCW Galileo Small Cap Value Fund
TCW Galileo Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2002


Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   3
Principal Risks............................................................   4
Performance Summary........................................................   6
Fund Expenses and Expense Example..........................................  14
TCW Galileo Aggressive Growth Equities Fund
Investment Objectives/Approach.............................................  16
Main Risks.................................................................  18
TCW Galileo Convertible Securities Fund
Investment Objectives/Approach.............................................  19
Main Risks.................................................................  21
TCW Galileo Earnings Momentum Fund
Investment Objectives/Approach.............................................  23
Main Risks.................................................................  25
TCW Galileo Large Cap Growth Fund
Investment Objectives/Approach.............................................  26
Main Risks.................................................................  28
TCW Galileo Large Cap Value Fund
Investment Objectives/Approach.............................................  29
Main Risks.................................................................  31
TCW Galileo Opportunity Fund
Investment Objectives/Approach.............................................  32
Main Risk..................................................................  34
TCW Galileo Select Equities Fund
Investment Objectives/Approach.............................................  35
Main Risks.................................................................  36
TCW Galileo Small Cap Growth Fund
Investment Objectives/Approach.............................................  37
Main Risks.................................................................  39

                                                                            Page
TCW Galileo Small Cap Value Fund
Investment Objectives/Approach.............................................  40
Main Risks.................................................................  42
TCW Galileo Value Opportunities Fund
Investment Objectives/Approach.............................................  43
Main Risks.................................................................  45
Risk Considerations........................................................  46
Management of the Funds....................................................  50
Multiple Class Structure...................................................  51
Your Investment
Account Policies and Services..............................................  53
To Open an Account/To Add to an Account....................................  57
To Sell or Exchange Shares.................................................  58
Distributions and Taxes....................................................  59
Financial Highlights.......................................................  60
For More Information.......................................................  70

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Equity Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds,                                          Principal Investment
Inc.                        Investment Objectives           Strategies
---------------------------------------------------------------------------------
TCW Galileo                 Long-term capital               Invests in equity
Aggressive Growth           appreciation                    securities issued by
Equities Fund                                               companies that appear
                                                            to offer superior
                                                            growth prospects.
---------------------------------------------------------------------------------
TCW Galileo                 High total return               Invests in
Convertible                 from current income             convertible
Securities Fund             and capital                     securities.
                            appreciation
---------------------------------------------------------------------------------
TCW Galileo Earnings        Long-term capital               Invests in equity
Momentum Fund               appreciation                    securities of
                                                            companies
                                                            experiencing or
                                                            expected to
                                                            experience
                                                            accelerating earnings
                                                            growth.
---------------------------------------------------------------------------------
TCW Galileo Large Cap       Long-term capital               Invests in equity
Growth Fund                 appreciation                    securities of large
                                                            capitalization U.S.
                                                            companies with above
                                                            average earnings
                                                            prospects.
---------------------------------------------------------------------------------
TCW Galileo Large Cap       Long-term capital               Invests in equity
Value Fund                  appreciation                    securities of large
                                                            capitalization value
                                                            companies.
---------------------------------------------------------------------------------
TCW Galileo                 Long-term capital               Invests in equity
Opportunity Fund            appreciation                    securities of small
                                                            capitalization
                                                            companies.
---------------------------------------------------------------------------------
TCW Galileo Select          Long-term capital               Invests in common
Equities Fund               appreciation                    stock of large
                                                            capitalization
                                                            companies.
---------------------------------------------------------------------------------
TCW Galileo Small Cap       Long-term capital               Invests in equity
Growth Fund                 appreciation                    securities issued by
                                                            small capitalization
                                                            growth companies.
---------------------------------------------------------------------------------
TCW Galileo Small Cap       Long-term capital               Invests in equity
Value Fund                  appreciation                    securities issued by
                                                            small capitalization
                                                            value companies.
---------------------------------------------------------------------------------
TCW Galileo Value           Long-term capital               Invests in equity
Opportunities Fund          appreciation                    securities issued by
                                                            midcap value
                                                            companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

.. MARKET RISK

 There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

.. SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

.. PRICE VOLATILITY

 There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Aggressive Growth Equities, Earnings Momentum, Opportunity Small Cap Growth, Small Cap Value and Value Opportunity Funds are subject to greater price volatility than other funds because they invest primarily in securities of small or medium sized companies.

Each Fund may also be subject (in varying degrees) to the following risks:

.. LIQUIDITY RISK

 There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Earnings Momentum, Aggressive Growth Equities, Opportunity, Small Cap Growth, Small Cap Value, and Value Opportunities Funds are subject to liquidity risk because they invest primarily in securities of small or medium sized companies. The Convertible Securities Fund is subject to liquidity risk because it may invest in lower quality securities.

.. FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

.. JUNK BONDS

 These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The Convertible Securities Fund's portfolio consists, at times, primarily of below investment grade corporate securities.

Each Fund may be more susceptible to some of the risks discussed on the previous page than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk
Considerations" section at page 46.

Because each Fund (except the Opportunity Fund) is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual and after-tax returns and its long-term performance with respect to its Class I shares. The first table shows you how the Fund's performance has varied from year to year and, except for the Opportunity and Small Cap Value Funds, includes the performance of the predecessor limited partnership of each Fund. The predecessor limited partnerships were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The second table compares the before and after-tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 ("1940 Act"). Both tables assume reinvestment of dividends and distributions.

The performance of the partnerships was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 act and, therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected.

The performance information for the Opportunity Fund includes the performance of its predecessor fund ("Predecessor Fund"), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the tables was calculated using the fees and expenses Class I shares of the Predecessor Fund.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                  TCW Galileo Aggressive Growth Equities Fund



                                1995            60.66%
                                1996            12.38%
                                1997            12.65%
                                1998            63.30%
                                1999           127.59%
                                2000           -33.30%
                                2001           -34.69%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 22.19%

                    TCW Galileo Convertible Securities Fund


                                1992            14.57%
                                1993            20.10%
                                1994            -6.71%
                                1995            22.61%
                                1996            15.02%
                                1997            19.26%
                                1998            12.52%
                                1999            39.04%
                                2000            -1.32%
                                2001           -11.04%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 9.34%

                       TCW Galileo Earnings Momentum Fund

                                1994            -5.70%
                                1995            26.43%
                                1996            10.56%
                                1997             9.94%
                                1998             7.45%
                                1999            66.03%
                                2000           -21.21%
                                2001           -14.42%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 17.05%

                       TCW Galileo Large Cap Growth Fund

                                1998            59.15%
                                1999            56.45%
                                2000           -25.34%
                                2001           -29.34%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 9.97%

                        TCW Galileo Large Cap Value Fund

                                1998     18.99%
                                1999     12.82%
                                2000     11.59%
                                2001    -10.99%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 9.75%

                          TCW Galileo Opportunity Fund

                                1995     15.99%
                                1996     25.51%
                                1997     11.74%
                                1998    -25.11%
                                1999     29.49%
                                2000     39.47%
                                2001      7.80%

              *The Fund's total return for December 2001 was 9.27%

                        TCW Galileo Select Equities Fund

                                1992     10.85%
                                1993     22.93%
                                1994     -7.04%
                                1995     26.45%
                                1996     20.58%
                                1997     22.70%
                                1998     37.97%
                                1999     42.95%
                                2000     -6.21%
                                2001    -19.25%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 14.67%

                       TCW Galileo Small Cap Growth Fund

                                1992      2.74%
                                1993     13.06%
                                1994     -4.38%
                                1995     64.29%
                                1996     17.63%
                                1997     14.37%
                                1998     20.26%
                                1999    126.05%
                                2000    -38.31%
                                2001    -31.20%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 23.95%

                        TCW Galileo Small Cap Value Fund

                                2001  20.15%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 18.83%

                      TCW Galileo Value Opportunities Fund

                                1997   17.10%
                                1998    0.30%
                                1999   25.06%
                                2000   38.26%
                                2001   33.65%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 19.39%

            Best and worst quarterly performance during this period


   Fund                                 Performance
-----------------------------------------------------
  . Aggressive Growth Equities Fund
   Quarter ending December 31, 1999    65.37% (Best)
   Quarter ending September 30, 2001  -39.89% (Worst)
-----------------------------------------------------
  . Convertible Securities Fund
   Quarter ending December 31, 1999    24.80% (Best)
   Quarter ending September 30, 2001  -16.64% (Worst)
-----------------------------------------------------
  . Earnings Momentum Fund
   Quarter ending December 31, 1999    40.88% (Best)
   Quarter ending September 30, 2001  -32.72% (Worst)
-----------------------------------------------------
  . Large Cap Growth Fund
   Quarter ending December 31, 1999    36.06% (Best)
   Quarter ending December 31, 2000   -25.34% (Worst)
-----------------------------------------------------
  . Large Cap Value Fund
   Quarter ending December 31, 1998    20.90% (Best)
   Quarter ending September 30, 2001  -17.19% (Worst)
-----------------------------------------------------
  . Opportunity Fund
   Quarter ending June 30, 1999        21.00% (Best)
   Quarter ending September 30, 1998  -21.57% (Worst)
-----------------------------------------------------
  . Select Equities Fund
   Quarter ending December 31, 1999    31.15% (Best)
   Quarter ending September 30, 2001  -25.75% (Worst)
-----------------------------------------------------
  . Small Cap Growth Fund
   Quarter ending December 31, 1999    80.24% (Best)
   Quarter ending September 30, 2001  -45.09% (Worst)
-----------------------------------------------------
  . Small Cap Value Fund
   Quarter ending December 31, 2001    32.18% (Best)
   Quarter ending September 30, 2001  -21.53% (Worst)
-----------------------------------------------------
  . Value Opportunities Fund
   Quarter ending December 31, 1998    30.09% (Best)
   Quarter ending September 30, 1998  -21.03% (Worst)

                          Average Annual Total Returns
                    For the Periods ended December 31, 2001


                                                                From Inception/
                                                                Registration or
                                                1 year  5 years    10 years
-------------------------------------------------------------------------------
  . Aggressive Growth Equities Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (6/3/96)                                    - 34.69% 12.77%       8.97%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                           - 34.69% 11.53%       7.89%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares from Registration Date  - 21.12% 10.99%       7.68%
-------------------------------------------------------------------------------
   S&P 400 Mid-Cap Index from Registration
   Date                                         - 0.61% 16.11%      15.83%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                     - 34.69% 12.77%      18.48%
-------------------------------------------------------------------------------
  . Convertible Securities Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (1/2/97)                                    - 11.04% 10.33%      10.37%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                           - 12.68%  6.61%       6.61%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares from Registration Date   - 6.75%  6.93%       6.93%
-------------------------------------------------------------------------------
   CS/First Boston Convertible Securities
   Index from Registration Date                 - 6.45%  8.86%       8.87%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                     - 11.07% 10.37%      11.48%*
-------------------------------------------------------------------------------
  . Earnings Momentum Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (11/1/94)                                   - 14.42%  5.78%       8.35%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                           - 14.42%  1.34%       4.80%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares from Registration Date   - 8.78%  3.86%       6.16%
-------------------------------------------------------------------------------
   Russell 2000 Index from Registration Date      2.49%  7.52%       9.05%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                     - 14.42%  5.78%       9.31%


                                                                 From Inception
                                                 1 year  5 years  or 10 years
-------------------------------------------------------------------------------
  . Large Cap Growth Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (6/3/98)                                      -29.34%   N/A        3.64%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                             -29.34%   N/A        2.42%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date         -17.87%   N/A        3.13%
-------------------------------------------------------------------------------
   S&P/BARRA Growth Index from Registration
   Date                                          -12.74%   N/A        2.11%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                       -29.34%   N/A        8.18%
-------------------------------------------------------------------------------
  . Large Cap Value Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (6/3/98)                                      -10.99%   N/A        5.95%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                             -11.22%   N/A        5.64%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date          -6.69%   N/A        4.67%
-------------------------------------------------------------------------------
   S&P/BARRA Value Index from Registration Date  -11.72%   N/A        2.32%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                       -10.99%   N/A        7.54%
-------------------------------------------------------------------------------
  . Opportunity Fund
-------------------------------------------------------------------------------
   Return Before Taxes                             7.71% 10.25%      12.46%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions             6.15%  8.36%      10.04%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale
   of Fund Shares                                  5.45%  7.56%       9.18%
-------------------------------------------------------------------------------
   Russell 2000 Index                              2.49%  7.52%      10.47%
-------------------------------------------------------------------------------
  . Select Equities Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (3/1/93)                                      -19.25% 12.88%      13.57%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                             -19.25% 10.02%      11.82%
-------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date         -11.72%  9.90%      11.13%
-------------------------------------------------------------------------------
   S&P 500 Index from Registration Date          -11.87% 10.70%      13.54%
-------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                       -19.25% 12.88%      13.48%*


                                                                From Inception
                                                1 year  5 years  or 10 years
------------------------------------------------------------------------------
  . Small Cap Growth Fund
------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (3/1/94)                                    - 31.20%  5.70%      11.75%
------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                           - 31.20%  4.98%      10.99%
------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares from Registration Date  - 19.00%  4.79%       9.94%
------------------------------------------------------------------------------
   Russell 2000 Index from Registration Date      2.49%  7.52%       9.61%
------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                     - 31.20%  5.70%      10.98%
------------------------------------------------------------------------------
  . Small Cap Value Fund
------------------------------------------------------------------------------
   Return Before Taxes                           20.15%   N/A       20.54%
------------------------------------------------------------------------------
   Return After Taxes on Distributions           20.04%   N/A       19.75%
------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares                           12.26%   N/A       16.14%
------------------------------------------------------------------------------
   Russell 2000 Value Index                      14.02%   N/A       19.46%
------------------------------------------------------------------------------
  . Value Opportunities
------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (11/3/97)                                     33.65%   N/A       22.42%
------------------------------------------------------------------------------
   Return After Taxes on Distributions from
   Registration Date                             33.11%   N/A       20.64%
------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares from Registration Date    20.71%   N/A       17.93%
------------------------------------------------------------------------------
   Russell MidCap Value Index from
   Registration Date                              2.34%   N/A        7.92%
------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                       33.65% 22.10%      23.25%



*Represents the 10 year return.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                          Aggressive                        Large     Large                       Small  Small      Value
                            Growth   Convertible Earnings    Cap       Cap                Select   Cap    Cap       Oppor-
                           Equities  Securities  Momentum   Growth    Value  Opportunity Equities Growth Value     tunities
                          ---------- ----------- --------   ------    -----  ----------- -------- ------ -----     --------
Shareholder Transaction
  Fees
1) Redemption Fees......     None       None       None      None     None      None       None    None  None        None
2) Exchange Fees........     None       None       None      None     None      None       None    None  None        None
3) Contingent Deferred
    Sales Load..........     None       None       None      None     None      None       None    None  None        None
4) Maximum Sales Charge
    (Load) on Reinvested
    Dividends...........     None       None       None      None     None      None       None    None  None        None
5) Maximum Sales Charge
    (Load)
    on Purchases........     None       None       None      None     None      None       None    None  None        None
Annual Fund Operating
  Expenses
 Management Fees........     1.00%      0.75%      1.00%     0.55%    0.55%     0.90%      0.75%   1.00% 1.00%       0.80%
 Distribution (12b-1)
   Fees.................     None       None       None      None     None      None       None    None  None        None
 Other Expenses.........     0.18%      0.29%      1.74%     0.96     0.17%     0.37%      0.12%   0.14% 5.09%       0.22%
 Total Annual Fund
   Operating Expenses...     1.18%      1.04%      2.74%/1/  1.51%/2/ 0.72%     1.27%      0.87%   1.14% 6.09%/3/    1.02%

/1/The Adviser voluntarily agreed to reduce its fee or to pay the operating ex-penses of the Fund to reduce Annual Fund operating Expenses to 1.61% of Net As-sets through October 31, 2001.
/2/The Adviser voluntarily agreed to reduce its fee or to pay the operating ex-penses of the Fund to reduce Annual Fund Operating Expenses to 1.45% of Net As-sets through October 31, 2001.
/3/The Adviser voluntarily agreed to reduce its fee or to pay the operating ex-penses of the Fund to reduce Annual Fund Operating Expenses to 1.58% of Net As-sets through October 31, 2001.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                 1 Year 3 Years 5 Years 10 Years
                                      ------------------------------------------
Aggressive Growth Equities......................  $120  $  378  $  649   $1,432
Convertible Securities..........................   106     331     574    1,271
Earnings Momentum...............................   277     850   1,450    3,070
Large Cap Growth................................   154     477     824    1,802
Large Cap Value.................................    74     230     401      894
Opportunity Fund................................   129     403     697    1,534
Select Equities.................................    89     278     482    1,073
Small Cap Growth................................   116     362     628    1,386
Small Cap Value.................................   606   1,797   2,963    5,768
Value Opportunities.............................   104     325     563    1,248

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 80% of the value of its net assets will be invested (except when maintaining a temporary defensive position) in equity securities. The Fund will primarily be invested in issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand               The Adviser utilizes a "bottom-up"
                                     approach to identify securities for
Emerging growth companies are        investment. First, the Adviser uses
companies that are likely to show    quantitative and qualitative criteria to
rapid growth through reinventing     screen companies. The Adviser then
an existing industry or              subjects companies that make it through
pioneering a new industry.           this screening process to fundamental
                                     analysis, which generally looks for at
                                     least one or more of the following
                                     factors:

                                     . a demonstrated record of consistent
                                       earnings growth or the potential to
                                       grow earnings

                                     . an ability to earn an attractive return
                                       on equity

                                     . a price/earnings ratio which is less
                                       than the Adviser's internally estimated
                                       three-year earnings growth rate

                                     . a large and growing market share

                                     . a strong balance sheet

                                     . significant ownership interest by
                                       management and a strong management
                                       team.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Christopher J. Ainley and Douglas S.
                                     Foreman are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

TCW Galileo Convertible Securities Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, the Fund (except when maintaining a temporary defensive position) invests at least 80% of the value of its net assets in convertible securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser typically considers the following
Convertible securities are           factors when determining which securities
corporate securities that may be     to select:
exchanged for a set number of
shares of common stock or other
securities, such as warrants or
options of the issuer at a
predetermined price (the
conversion price). They can be in
the form of equity or debt.

                                     . the Adviser's own evaluations of the
                                       creditworthiness of the issuers of the
                                       securities using traditional credit
                                       analysis

                                     . the interest or dividend income
                                       generated by the securities

                                     . the potential for capital appreciation
                                       of the securities and the underlying
                                       common stocks

                                     . the protection against price declines
                                       relative to the underlying common
                                       stocks

                                     . the prices of the securities relative
                                       to other comparable securities

                                     . whether the securities have protective
                                       conditions

                                     . the diversification of the Fund's
                                       investments

                                     . the ratings assigned to the securities

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Kevin A. Hunter and Thomas D. Lyon are
                                     the Fund's portfolio managers.

Main Risks

The Fund holds primarily convertible securities, which may go up or down in value, in accordance with moves in the convertible securities' underlying stock, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. A convertible security may lose all of its value if the value of the underlying common stock falls below the conversion price of the security.

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in convertible debt securities that are below investment grade. These securities rated below investment grade are also commonly known as "junk" bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Debt securities that are rated below investment grade are considered to be speculative. This is especially true during periods of economic uncertainty or during economic downturns. Accordingly, the Fund's investment in junk bonds entails a greater risk than an investment in higher rated securities. Below investment grade securities are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The lower a bond is rated, the greater its credit risk. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality securities. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and changes in currency exchange rates

.. withholding taxes

.. a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Earnings Momentum Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of companies experiencing or expected to experience accelerating earnings growth. The Fund will invest primarily in common stocks, but may also invest in convertible securities, warrants, options and foreign securities.

Concepts to understand               The Adviser uses a "bottom-up" approach
                                     to identify industries or companies that
Earnings acceleration is the         are experiencing or expected to
pattern of increasing rate of        experience an acceleration in earnings
growth in a company or industry      growth. It monitors the following changes
is typically triggered by a          in an attempt to identify these
change that causes fundamentals      companies:
to improve.

                                     . changes in general economic, political
                                       or demographic trends

                                     . development of new products or
                                       technology

                                     . changes in consumer attitudes

                                     . changes in a company's competitive
                                       advantage

                                     . changes in the way a company is
                                       operated or valued

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may invest some assets in
                                     options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realize
                                     gains, for investors.

                                     Lisa Zeller is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility," "liquidity risk" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

..foreign controls on investment and currency exchange rates

..withholding taxes

..a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes include higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization U.S. companies with above-average earnings prospects. It will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in companies with a market capitalization of greater than $3 billion at the time of purchase.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to invest in companies that
Large capitalization companies       will have reported earnings that exceed
are established companies that       analysts' expectations (i.e., potential
are considered known quantities.     for earnings surprises). The Adviser
Large capitalization companies       utilizes "bottom-up" fundamental research
often have the resources to          to identify these companies. The Adviser
weather economic shifts, although    performs fundamental research by using
they can be slower to innovate       techniques such as:
than small companies.


                                     . making company visits
Growth companies are companies
exhibiting faster than average
gains in earnings and which are
expected to continue to show high
levels of growth gain.

                                     . attending industry conferences

                                     . maintaining communication with company
                                       management

                                     The Adviser then uses the information
                                     that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

                                     The Adviser uses quantitative and
                                     qualitative screening criteria to
                                     determine which companies to subject to
                                     its fundamental analysis.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Wendy S. Barker and Douglas S. Foreman
                                     are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to invest in attractively
Large capitalization companies       valued equity securities of companies
are established companies that       where the return on invested capital is
are considered known quantities.     improving. The Adviser utilizes bottom-up
Large capitalization companies       fundamental research to identify these
often have the resources to          companies. The Adviser performs
weather economic shifts, although    fundamental research by using techniques
they can be slower to innovate       such as:
than small companies.


                                     . making company visits
Value companies are companies
that appear underpriced according
to certain financial measurements
of their intrinsic worth or
business prospects (such as
price-to-earnings or price-to-
book ratios). Because a stock can
remain undervalued for years,
value investors often look for
factors that could trigger a rise
in price.

                                     . financial screening to identify
                                       companies

                                     . maintaining a disciplined approach to
                                       stock selection and portfolio
                                       construction

                                     The Adviser will use both quantitative
                                     and qualitative screening criteria to
                                     supplement the scope of fundamental
                                     research.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may invest some assets in
                                     options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased gains,
                                     for investors.

                                     Thomas K. McKissick and N. John Snider
                                     are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Opportunity Fund

Invest Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser tries to identify those companies
Small-Sized Companies. The Fund      that have fallen out of favor and whose
seeks long term capital              stock is selling below what the Adviser
appreciation by focusing on          believes is its real value. The Adviser
small, fast-growing companies        looks for those stocks with a potential
that offer cutting-edge products,    catalyst such as new products,
services or technologies. Because    technologies, or management that will
these companies are often in         trigger an increase in their value. The
their early stages of                Adviser analyzes each candidate's
development, their stocks tend to    fundamental strength, looking for
fluctuate more than most other       companies with well positioned product
securities.                          lines and experienced management with
                                     equity ownership. In the course of this
                                     analysis, the Adviser often discovers
                                     that many individual stocks in a
                                     particular industry or market sector
                                     offer attractive investment
                                     opportunities. The Adviser's analysis
                                     finds that frequently the market
                                     undervalues entire industries and
                                     sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may concentrate the Fund's investments in a number of industries that the Adviser's analysis has revealed as poised for growth.

                                     The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some its assets in
                                     covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     William R. Church is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Altough stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and foreign investing risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. witholding taxes

.. a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currences, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

                                     Typically, the Fund sells an individual
Concepts to understand               security when the company fails to meet
                                     expectations, there is a deterioration of
Large capitalization companies       underlying fundamentals, in the Adviser's
are established companies that       opinion the security becomes fully
are considered known quantities.     valued, the intermediate and long-term
Large companies often have the       prospects for the company are poor or the
resources to weather economic        Adviser determines to take advantage of a
shifts, though they can be slower    better investment opportunity.
to innovate than small companies.

                                     The Fund may invest some assets in
                                     options, futures and foreign currency
                                     futures and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     Glen E. Bickerstaff is the Fund's portfo-lio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. withholding taxes

.. a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser pursues a small cap growth
Small-Sized Companies seek long      investment philosophy. That philosophy
term capital appreciation by         consists of fundamental company-by-
focusing on small, fast-growing      company analysis to screen potential
companies that offer cutting-edge    investments and to continuously monitor
products, services or                securities in the Fund's portfolio.
technologies. Because these
companies are often in their
early stages of development,
their stocks tend to fluctuate
more than most other securities.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor's Small Cap 600 Index. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser looks to invest the Fund's assets
Undervalued Assets: When a           in the equity securities of companies
company's securities are selling     that are in one or more of the following
below probable liquidation           situations:
values, net working capital or
tangible book value.

                                     . have undervalued assets or undervalued
                                       growth potential


Undervalued Growth Potential:
When a company has a strong          . are in a turnaround situation
potential growth rate and a
strong balance sheet but has
securities selling at a market
multiple (based on normalized
earnings) and/or a price earnings
multiple at a discount to its
peer group of companies.

                                     . are emerging growth companies

                                     The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.


                                     Investments will be sold for reasons such
Turnaround Situation: When a         as when it is judged by the Adviser that
company has a sound balance sheet    a company will not achieve anticipated
but has securities that are          results or when the investment becomes
selling at a significant market      fully valued.
discount to the Adviser's
estimate of the company's 24
month sustainable earnings.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Emerging Growth Company: When a
company has the potential for a
significant annual growth rate, a
proprietary product and/or pre-
eminent market position, with a
price/earnings multiple of
generally not more than half the
expected growth rate.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Nicholas F. Galluccio and Susan I.
                                     Schottenfeld are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the Russell MidCap Value Index. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser looks to invest the Fund's assets
Undervalued Assets: When a           in the equity securities of companies
company's securities are selling     that are in one or more of the following
below probable liquidation           situations:
values, net working capital or
tangible book value.

                                     . have undervalued assets


                                     . have undervalued growth potential

Undervalued Growth Potential:        . are in a turnaround situation
When a company has a strong
potential growth rate and a
strong balance sheet but has
securities selling at less than a
market multiple (based on
normalized earnings) and/or a
price earnings multiple at a
discount to its peer group of
companies.

                                     . are emerging growth companies

                                     The Adviser also utilizes fundamental
                                     analysis on each company. This includes a review of available financial information, company visits and management interviews.

                                     Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

Turnaround Situation: When a
company has a sound balance sheet
but has securities that are
selling at a significant market
discount to the Adviser's
estimate of the company's 24
month sustainable earnings.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Emerging Growth company: When a
company has the potential for a
significant annual growth rate, a
proprietary product and/or pre-
eminent market position, with a
price/earnings multiple of
generally not more than half the
expected growth rate.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Nicholas F. Galluccio and Susan I.
                                     Schottenfeld are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic

General Investment Risk              events, and tax and regulatory effects
                                     (including lack of adequate regulations
Since shares of a Fund represent     for a market or particular type of
an investment in securities with     instrument). Market restrictions on
fluctuating market prices, the       trading volume can also affect price and
value of Fund shares will vary as    liquidity.
the value of each Fund's
portfolio securities increases or
decreases. Therefore, the value
of an investment in a Fund could
go down as well as up.

                                     Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

                                     The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing                    As compared to U.S. companies, foreign
                                     issuers generally disclose less financial
Investing in foreign securities      and other information publicly and are
involves risks in addition to the    subject to less stringent and less
risks associated with domestic       uniform accounting, auditing and
securities. An additional risk is    financial reporting standards. Foreign
currency risk. While the price of    countries typically impose less thorough
the Fund's shares is quoted in       regulations on brokers, dealers, stock
U.S. dollars, a Fund generally       exchanges, insiders and listed companies
converts U.S. dollars to a           than does the U.S., and foreign
foreign market's local currency      securities markets may be less liquid and
to purchase a security in that       more volatile than domestic markets.
market. If the value of that         Investment in foreign securities involves
local currency falls relative to     higher costs than investment in U.S.
the dollar, the U.S. dollar value    securities, including higher transaction
of the foreign security will         and custody costs as well as the
decrease.                            imposition of additional taxes by foreign
                                     governments. In addition, security
                                     trading practices abroad may offer less
                                     protection to investors such as the
                                     Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                                     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit Risk                          The Funds may invest in convertible
                                     securities rated below investment grade.
Credit Risk refers to the            Debt securities that are rated below
likelihood that an issuer will       investment grade are considered to be
default in the payment of            speculative. Those debt securities rated
principal and/or interest on a       below investment grade are also commonly
security. Because convertible        known as "junk bonds". These securities
securities may be rated below        are regarded as bonds predominately
investment grade, they are           speculative with respect to the issuer's
subject to greater credit risk.      continuing ability to meet principal and
                                     interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the
                                     Funds' investment objective will be more dependent on the adviser's analysis than would be the case if the Funds were investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Adviser to accurately value certain portfolio securities.

Non-Diversified Status               Each of the Galileo Equity Funds, except
                                     the Opportunity Fund, is non-diversified
Because a relatively high            for 1940 Act purposes and as such may
percentage of a Fund's assets may    invest a larger percentage of its assets
be invested in the securities of     in individual issuers than a diversified
a limited number of issuers, a       investment company. In this regard, the
Fund may be more susceptible to      Fund is not subject to the general
any single economic, political or    limitation that it not invest more than
regulatory occurrence than a         5% of its total assets in the securities
diversified fund.                    of any one issuer. To the extent the Fund
                                     makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.
                                     However, each Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal
                                     Revenue Code of 1986, as amended.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800,
Los Angeles, California 90017. As of December 31, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)         Business Experience During Last Five Years*
-------------------------------------------------------------------------------
 Christopher J. Ainley Group Managing Director, the Adviser, TCW Asset
                       Management Company and Trust Company of the West.
 Wendy S. Barker       Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 Glen E. Bickerstaff   Group Managing Director, the Adviser, TCW Asset
                       Management Company and Trust Company of the West since
                       May 1998. Previously, he was senior portfolio manager
                       and Vice President of Transamerica Investment Services.
 Nicholas J. Capuano   Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 William R. Church     Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West since January
                       2002. Previously, he was a Vice President and Senior
                       Investment Officer of SG Cowen Asset Management., Inc.
                       Prior to July 1998, Mr. Church was a Class I Limited
                       Partner of Cowen Asset Management, Inc. and Managing
                       Director of Cowen Incorporated.
 Douglas S. Foreman    Group Managing Director and Chief Investment Officer-
                       U.S. Equities, the Adviser, TCW Asset Management Company
                       and Trust Company of the West.
 Nicholas F. Galluccio Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 Kevin A. Hunter       Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 Thomas D. Lyon        Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West since November,
                       1997. Previously, he was Vice President--Portfolio
                       Management with Transamerica Investment Services.
 Thomas K. McKissick   Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 Susan I. Schottenfeld Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.
 N. John Snider        Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West since April 2000.
                       Previously Mr. Snider was a Vice President and Portfolio
                       Manager at Provident Investment Counsel from October
                       1998 to April 2000. Prior to that, he was a portfolio
                       manager at Arco Investment Management Company.
 Lisa Zeller           Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreements

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

  Fund                    Annual Management Fee (As Percent of Average Net Asset Value)
---------------------------------------------------------------------------------------
Aggressive Growth                                     1.00%
  Equities
Convertible Securities                                0.75%
Earnings Momentum                                     1.00%
Large Cap Growth                                      0.55%
Large Cap Value                                       0.55%
Opportunity                                           0.90%
Select Equities                                       0.75%
Small Cap Growth                                      1.00%
Small Cap Value                                       1.00%
Value Opportunities Fund                              0.80%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. The Select Equities Fund also offers a third class of shares, the Advisor Class. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N and Advisor Class shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Advisor Class shares for distribution and related services. Because these fees are paid out of the Fund's Class N and Advisor Class assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Advisor Class shares are also subject to an administrative services fee of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Class shares.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Funds' Board.

Minimums

                                              Additional
                    Initial Additional  IRA      IRA
--------------------------------------------------------
  All Equity Funds  $25,000   $5,000   $2,000    $500

The TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

.. amounts of $100,000 or more

.. amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

.. requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts             Each Fund restricts excessive trading
                                     (usually defined as more than four
Each Fund also reserves the right    exchanges out of the Fund within a
to make a "redemption in kind"--     calendar year). You are limited to one
payment in portfolio securities      exchange of shares in the same Fund
rather than cash--if the amount      during any 15-day period except investors
you are redeeming in any 90-day      in 401(k) and other group retirement
period is large enough to affect     accounts, investors who purchase shares
Fund operations ( for example, if    through certain broker-dealers and asset
it equals more than $250,000 or      allocation accounts managed by the
represents more than 1% of the       Adviser or an affiliate. Each Fund
Fund's assets).                      reserves the right to:

                                     . refuse any purchase or exchange request
                                       that could adversely affect a Fund or
                                       its operations, including those from
                                       any individual or group who, in the
                                       Fund's view, are likely to engage in
                                       excessive trading

                                     . change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     . delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions)

      TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------------
In Writing
Complete the New Account Form.
Mail your New Account Form and
a check made payable to TCW
Galileo      Fund
to:
       Via Regular Mail
TCW Galileo Funds, Inc.                   (Same, except that you should include a note
                                          specifying
PFPC Inc.                        the Fund name, your account number, and the name(s)
P.O. Box 8909                    your account is registered in.)
Wilmington, DE 19899-8909
  Via Express, Registered or
        Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
440 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------------------------------------------------------
By Telephone
Please contact the Investor
Relations Department at (800)
FUND TCW (386-3829)for New
Account Form.
Wire: Have your bank send your   (Same)
investment to:
PNC Bank, Philadelphia PA
ABA No. 031-0000-53
Account No. 86-1282-4023
FBO TCW Galileo      Fund
(Name on the Fund Account)
(Fund Account Number)
--------------------------------------------------------------------------------------
Via Exchange
Call the transfer agent at
(800) 248-4486 or the Investor
Relations Department at (800)
FUND TCW (386-3829). The new
account will have the same
registration as the account
from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

   TO SELL OR EXCHANGE SHARES
--------------------------------------
By Mail
Write a letter of instruction
that includes:
.. your name(s) and signature(s)
  as on the account form
.. your account number
.. the Fund name
.. the dollar amount you want to
  sell or exchange
.. how and where to send the
  proceeds
--------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies and
Services--Selling Shares").
Mail your letter of instruction
to:
        Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909
   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------
By Telephone
Be sure the Fund has your bank
account information on file. Call
the transfer agent at (800) 248-
4486 to request your transaction.
Proceeds will be sent
electronically to your bank or a
check will be sent to the address
of record. Any undeliverable
checks or checks that remain
uncashed for six months will be
cancelled and will be reinvested
in the Fund at the per share net
asset value determined as of the
date of cancellation.
Telephone redemption requests
must be for a minimum of $1,000.
--------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.
Be sure to maintain an account
balance of $25,000 or more.
Systematic Withdrawal plans are
subject to a minimum annual
withdrawal of $500.

                                             To reach the transfer agent,
                                             PFPC Inc., call toll free in the
                                             U.S.

                                             (800) 248-4486
                                             Outside the U.S.
                                             (302) 791-3535 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually except for the Convertible Securities Fund, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Fund

                                         Year Ended October 31
                                         -------------------------------------
                                2001      2000      1999     1998      1997
                                         -------------------------------------
Net asset value per share,
beginning of year               $28.11    $22.29    $11.35    $9.40     $9.19
                                         -------------------------------------
Income (Loss) Investment
operations:
 Net Investment (loss)           (0.13)    (0.25)    (0.14)   (0.11)    (0.08)
 Net realized and unrealized
 gain (loss) on investments     (16.92)     8.80     12.68     2.06      0.29
                                         -------------------------------------
Total from investment
operations                      (17.05)     8.55     12.54     1.95      0.21
                                         -------------------------------------
Less Distributions:
 Distributions from net net
 realized gains                  (0.92)    (2.73)    (1.60)      --        --
                                         -------------------------------------
Net asset value per share,
end of year                     $10.14    $28.11    $22.29   $11.35     $9.40
                                         -------------------------------------
Total return                  (62.42)%    40.14%   121.34%   20.74%     2.28%
Ratios/Supplemental Data:
Net assets, end of year (in
thousands)                     $91,698  $254,452  $168,193  $84,904  $135,850
Ratio of expenses to average
net assets                       1.18%     1.13%     1.14%    1.17%     1.12%
Ratio of net investment
income (loss) to average net
assets                         (0.83)%   (0.82)%   (0.79)%  (1.03)%   (0.86)%
Portfolio turnover rate         25.47%    44.85%    64.12%   55.36%    50.45%

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Convertible Securities Fund

                                                                   January 2, 1997
                                                                    (Commencement
                                                                   of Operations)
                                 Year Ended October 31                 through
                            -----------------------------------      October 31,
                              2001     2000     1999     1998           1997
                            ---------------------------------------------------------
 Net asset value per
 share, beginning of year     $15.17   $12.66   $10.53   $11.41         $10.00
                            ---------------------------------------------------------
 Income (Loss) from
 investment operations:
 Net investment income          0.44     0.40     0.41     0.37           0.31
 Net realized and
 unrealized gain (loss)
 on investments                (4.31)    3.63     2.56    (0.08)          1.43
                            ---------------------------------------------------------
 Total from investment
 operations                    (3.87)    4.03     2.97     0.29           1.74
                            ---------------------------------------------------------
 Less Distributions:
 Distributions from net
 investment income             (0.46)   (0.40)   (0.34)   (0.37)         (0.33)
 Distributions in excess
 of net investment income      (0.02)   (0.05)      --    (0.05)            --
 Distributions from net
 realized gains                (1.84)   (1.07)   (0.50)   (0.75)            --
                            ---------------------------------------------------------
 Total Distributions           (2.32)   (1.52)   (0.84)   (1.17)         (0.33)
                            ---------------------------------------------------------
 Net asset value per
 share, end of period          $8.98   $15.17   $12.66   $10.53         $11.41
                            ---------------------------------------------------------
 Total return               (28.37)%   33.59%   29.68%    2.69%         17.66%/1/
 Ratios/Supplemental
 Data:
 Net assets, end of
 period (in thousands)       $51,388  $73,628  $49,830  $27,388        $36,890
 Ratio of expenses to
 average net assets            1.04%    1.06%    1.03%    1.05%/3/       0.95%/2/,/3/
 Ratio of net investment
 income to average net
 assets                        4.05%    2.64%    3.53%    3.34%          3.54%/2/
 Portfolio turnover rate     169.18%  193.02%  150.91%  139.65%        141.43%/1/

/1/For the period January 2, 1997 (commencement of operations) to October 31, 1997 and not indicative of a full year's operating results.
/2/Annualized.
/3/The Adviser had voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of net assets through December 31, 1997 and 1.05% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net as-sets would have been 1.51% for the period January 2, 1997 (commencement of op-erations) through October 31, 1997 and 1.16% for the year ended October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Earnings Momentum Fund

                                      Year Ended October 31
                                          -------------------------------------
                              2001       2000       1999      1998      1997
                                          -------------------------------------
Net asset value per share,
beginning of period           $15.69     $15.12     $10.56    $13.87    $13.01
                                          -------------------------------------
Investment operations:
 Net Investment income
 (loss)                        (0.06)     (0.19)     (0.16)    (0.14)    (0.12)
 Net realized and
 unrealized gain on
 investments                   (4.05)      4.11       5.26     (2.20)     1.98
                                          -------------------------------------
Total from investment
operations                     (4.11)      3.92       5.10     (2.34)     1.86
                                          -------------------------------------
Less Distributions:
 Distributions from net
 realized gains                (5.95)     (3.35)     (0.54)    (0.97)    (1.00)
                                          -------------------------------------
Net asset value per share,
end of period                  $5.63     $15.69     $15.12    $10.56    $13.87
                                          -------------------------------------
Total return                (35.84)%     26.67%     50.23%  (17.76)%    15.53%
Ratios/Supplemental Data:
Net assets, end of year
(in thousands)                $7,670     $6,651    $21,838   $32,299  $101,667
Ratio of expenses to
average net assets             1.61%/1/   1.52%/1/   1.46%     1.27%     1.17%
Ratio of net investment
income (loss) to average
net assets                   (0.88)%      1.08%    (1.30)%   (1.10)%   (0.96)%
Portfolio turnover rate      102.89%    152.72%    118.87%    51.25%    93.06%

/1/The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ra-tios as reported by Lipper Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2001. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.74% and 1.54% for the years ended October 31, 2001 and 2000, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund

                                                               June 3, 1998
                                                              (Commencement
                                                              of Operations)
                                 Year Ended October 31           through
                                ----------------------------   October 31,
                                  2001       2000     1999         1998
                                             ----------------------------------
 Net asset value per share,
 beginning of period              $17.97     $16.58   $11.18      $10.00
                                             ----------------------------------
 Income (Loss) from Investment
 operations:
 Net Investment (loss)             (0.09)     (0.09)   (0.09)         --
 Net realized and unrealized
 gain (loss) on investments        (7.85)      2.42     6.00        1.18
                                             ----------------------------------
 Total from investment
 operations                        (7.94)      2.33     5.91        1.18
                                             ----------------------------------
 Less Distributions:
 Distributions from Net
 Realized Gains                    (1.40)     (0.94)   (0.51)         --
                                             ----------------------------------
 Net asset value per share,
 end of period                     $8.63     $17.97   $16.58      $11.18
                                             ----------------------------------
 Total return                   (47.53)%     13.97%   54.59%      11.80%/1/
 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                      $12,889    $26,247  $23,164      $7,800
 Ratio of expenses to average
 net assets                        1.45%/3/   1.04%    1.30%       0.91%/2/,/3/
 Ratio of net investment
 income (loss) to average net
 assets                          (0.84)%      0.46%  (0.64)%     (0.07)%/2/
 Portfolio turnover rate         134.42%    113.62%   78.02%      50.76%/1/

/1/For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/Annualized
/3/The Adviser has voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Inc. for the Fund's investment objective which is subject to change on a monthly basis throughout October 31, 2001. Had such action not been taken, total annualized operating expenses, as a percentage of average net as-sets, would have been 1.51% for the year ended October 31, 2001 and 2.53% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund

                                                               June 3, 1998
                                                              (Commencement
                                                              of Operations)
                                   Year Ended October 31         through
                                 ---------------------------   October 31,
                                   2001      2000     1999         1998
                                            -----------------------------------
 Net asset value per share,
 beginning of period               $14.12    $11.82   $10.12      $10.00
                                            -----------------------------------
 Income (Loss) from Investment
 operations:
 Net Investment income               0.08      0.10     0.09        0.04
 Net realized and unrealized
 gain (loss) on investments         (3.12)     2.31     1.66        0.08
                                            -----------------------------------
 Total from investment
 operations                         (3.04)     2.41     1.75        0.12
                                            -----------------------------------
 Less Distributions:
 Distributions from net
 investment income                  (0.09)    (0.11)   (0.05)         --
                                            -----------------------------------
 Net asset value per share, end
 of period                         $10.99    $14.12   $11.82      $10.12
                                            -----------------------------------
 Total return                    (21.62)%    20.46%   17.30%       1.20%/1/
 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                      $137,425  $134,388  $66,234      $7,505
 Ratio of expenses to average
 net assets                         0.72%     0.79%    0.85%       0.55%/2/,/3/
 Ratio of net investment income
 (loss) to average net assets       0.67%     0.75%    0.79%       1.04%/2/
 Portfolio turnover rate           82.83%   108.54%  142.36%      83.84%/1/

/1/For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/Annualized.
/3/The Adviser has voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.48% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total Return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the three years ended November 30, 2001of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors, to the Fund's Predecessor Fund, whose report thereon appears in the annual report, which is available upon request. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.

TCW Galileo Opportunity Fund

                                            Year Ended November 30
                                           -------------------------------------
                                    2001     2000     1999      1998     1997
                                           -------------------------------------
 Net Asset Value, Beginning of
 Period                             $16.13   $12.19   $10.24    $16.69   $16.77
                                           -------------------------------------
 Investment operations:
 Investment loss--Net/1/             (0.06)   (0.03)   (0.04)    (0.04)   (0.03)
 Net realized and unrealized
 gains (losses) on investments        2.49     3.97     1.99     (3.47)    2.01
                                           -------------------------------------
 Total from investment operations     2.43     3.94     1.95     (3.51)    1.98
                                           -------------------------------------
 Distributions from net
 investment income                      --       --       --        --       --
 Distributions from net realized
 gains on investments                (0.51)      --       --     (2.94)   (2.06)
                                           -------------------------------------
 Total Distributions                 (0.51)      --       --     (2.94)   (2.06)
                                           -------------------------------------
 Net Asset Value, End of Period     $18.05   $16.13   $12.19    $10.24   $16.69
                                           -------------------------------------
 Total return                       15.38%   32.32%   19.04%  (24.71)%   13.82%
 Ratios/Supplemental Data:
 Net assets, end of year (in
 thousands)                        $10,055   $8,631   $9,339   $19,051  $52,944
 Ratio of Expenses to Average Net
 Assets                              1.27%    1.30%    1.27%     1.14%    1.02%
 Ratio of net Investment Loss to
 Average Net Assets                (0.35)%  (0.21)%  (0.35)%   (0.34)%  (0.19)%
 Decrease reflected on above
 ratios due to expense
 Reimbursements/Waivers                 --       --       --     0.01%    0.06%
 Portfolio Turnover Rate              111%     164%     150%      124%     159%

/1/Based upon average shares outstanding.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund

                                       Year Ended October 31
                                        ---------------------------------------
                              2001      2000        1999      1998      1997
                                        ---------------------------------------
Net asset value per share,
beginning of year             $25.68    $20.69      $16.89    $19.29    $15.93
                                        ---------------------------------------
Income (Loss) from
Investment operations:
 Net Investment income
 (loss)                        (0.09)    (0.08)      (0.07)    (0.02)     0.01
 Net realized and
 unrealized gain (loss) on
 investments                   (9.82)     5.99        6.32      3.38      3.57
                                        ---------------------------------------
Total from investment
operations                     (9.91)     5.91        6.25      3.36      3.58
                                        ---------------------------------------
Less Distributions:
 Distributions from net
 investment income                --        --          --        --     (0.02)
 Distributions from net
 realized gains on
 investments                   (1.32)    (0.92)      (2.45)    (5.76)    (0.20)
                                        ---------------------------------------
Total Distributions            (1.32)     0.92)      (2.45)    (5.76)    (0.22)
                                        ---------------------------------------
Net asset value per share,
end of year                   $14.45    $25.68      $20.69    $16.89    $19.29
                                        ---------------------------------------
Total return                (40.36)%    29.38%      42.12%    23.83%    22.68%
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)              $787,637  $607,897    $288,546  $184,865  $156,113
Ratio of expenses to
average net assets             0.87%     0.85%/1/    0.88%     0.86%     0.83%
Ratio of net investment
income (loss) to average
net assets                   (0.52)%   (0.31)%     (0.39)%   (0.14)%     0.08%
Portfolio turnover rate       12.25%    52.37%      48.29%   103.51%    39.22%

/1/The Adviser has voluntarily agreed to reduce its fees, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2000. Had such action not been taken, total annualized operating expenses, as a percentage of average net as-sets, would have been 0.86% for the year ended October 31, 2000.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund

                                         Year Ended October 31
                              ------------------------------------------------
                                2001      2000      1999      1998      1997
                                        ---------------------------------------
Net asset value per share,
beginning of year               $37.71    $30.81    $16.48    $18.74    $17.17
                                        ---------------------------------------
Income (Loss) from
Investment operations:
 Net Investment (loss)           (0.15)    (0.32)    (0.22)    (0.18)    (0.15)
 Net realized and unrealized
gain (loss) on investments      (21.54)     9.29     14.82     (0.90)     1.91
                                        ---------------------------------------
Total from investment
operations                      (21.69)     8.97     14.60     (1.08)     1.76
                                        ---------------------------------------
Less Distributions:
 Dividends from net realized
gains on investments             (0.74)    (2.07)    (0.27)    (1.18)    (0.19)
                                        ---------------------------------------
Net asset value per share,
end of year                     $15.28    $37.71    $30.81    $16.48    $18.74
                                        ---------------------------------------
Total return                  (58.44)%    28.91%    89.63%   (5.98)%    10.38%
Ratios/Supplemental Data:
Net assets, end of period ($
x 1,000)                      $143,672  $375,377  $240,792  $116,050  $144,756
Ratio of expenses to average
net assets                       1.14%     1.12%     1.14%     1.13%     1.14%
Ratio of net investment
income (loss) to average net
assets                         (0.64)%   (0.74)%   (0.94)%   (0.95)%   (0.89)%
Portfolio turnover rate         29.24%    50.94%    74.52%    63.67%    60.52%

Financial Highlights

The Financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had invested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Value Fund

                                                                June 14, 2000
                                                                (Commencement
                                                                     of
                                                                 Operations)
                                                   Year Ended      through
                                                   October 31    October 31,
                                                      2001          2000
                                                   -----------------------------
 Net asset value per share, beginning of period      $10.97        $10.00
                                                   -----------------------------
 Income (Loss) from Investment operations:
 Net Investment (loss)                                (0.10)           --
 Net realized and unrealized gain on investments       0.36          0.97
                                                   -----------------------------
 Total from investment operations                      0.26          0.97
                                                   -----------------------------
 Less Distributions:
 Distributions from net realized gains                (0.24)           --
                                                   -----------------------------
 Net asset value per share, end of period             10.99         10.97
                                                   -----------------------------
 Total return                                         2.43%         9.70%/1/
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $4,174        $1,078
 Ratio expenses to average net assets                 1.58%/3/      1.55%/2/,/3/
 Ratio of net investment income (loss) to
 average net assets                                 (0.85)%           --%/2/,/4/
 Portfolio turnover rate                             77.09%        32.81%/1/

/1/For the period June 14, 2000 (commencement of operations) through October 31, 2000 and not indicative of a full year's operating results.
/2/Annualized.
/3/The Adviser has voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense rates as re-ported by Lipper Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2001. Had such action not been taken, total annualized operating expenses, as a percentage of average net as-sets, would have been 6.09% for the year ended October 31, 2001 and 7.52% for the period June 14, 2000 (commencement of operations) through October 31, 2000. /4/Ratio of net investment income to average net assets in less than 0.01%.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Value Opportunities Fund

                                                              November 3,  1997
                                                                (Commencement
                                                               of Operations)
                                   Year Ended October 31           through
                                  --------------------------     October 31,
                                    2001     2000     1999          1998
                                  ----------------------------------------------
Net asset value per share,
beginning of period                 $14.87   $11.23    $9.24        $10.00
                                  ----------------------------------------------
Income (Loss) from Investment
operations:
 Net Investment income (loss)        (0.01)    0.05    (0.01)           --
 Net realized and unrealized
 gain (loss) on investments           2.38     4.80     2.00         (0.75)
                                  ----------------------------------------------
Total from investment operations      2.37     4.85     1.99         (0.75)
                                  ----------------------------------------------
Less Distributions:
 Distributions from net
 investment income                   (0.01)      --       --            --
 Distributions in excess of net
 investment income                   (0.05)      --       --         (0.01)
 Distributions from net realized
 gains on investments                (1.24)   (1.21)      --            --
                                  ----------------------------------------------
Total Distributions                  (1.30)   (1.21)      --         (0.01)
                                  ----------------------------------------------
Net asset value per share, end
of period                           $15.94   $14.87   $11.23         $9.24
                                  ----------------------------------------------
Total return (%)                    17.56%   47.19%   21.54%       (7.49)%/1/
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                        $347,960  $58,644  $30,238       $28,634
Ratio of expenses to average net
assets                               1.02%    1.15%    1.18%         1.16%/2/
Ratio of net investment income
(loss) to average net assets       (0.04)%    0.41%  (0.10)%         0.05%/2/
Portfolio turnover rate             75.80%  137.41%  140.07%        97.30%/1/

/1/For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/Annualized.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:               SEC file number: 811-7170

Call (800) 248-4486                  More information on the Fund is available
                                     free upon request, including the
For information regarding the TCW    following:
Galileo Funds, Inc.:

                                     Annual / Semi-Annual Report
Call (800) FUND TCW (386-3829)
                                     Describes the Fund's performance, lists
In writing:                          portfolio holdings and contains a letter
                                     from the Fund's portfolio manager
TCW Galileo Funds, Inc.              discussing recent market conditions,
PFPC Inc.,                           economic trends and Fund strategies.
P.O. Box 8909

Wilmington, DE 19899-8909            Statement of Additional Information (SAI)

On the Internet:                     Provides more details about the Fund and
TCW GALILEO FUNDS, INC.              its policies. A current SAI is on file
www.tcw.com                          with the Securities and Exchange
                                     Commission (SEC) and is incorporated by
You may visit the SEC's website      reference and is legally considered part
at http://www.sec.gov to view        of this prospectus.
text-only versions of Fund
documents filed with the SEC. You
can also obtain copies by
visiting the SEC's Public
Reference Room in Washington, DC
(phone 1-800-SEC-0330) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section, 450
Fifth Street, N.W., Washington,
DC 20549-0102 or electronic
request at the following e-mail
address: www.publicinfo@sec.gov.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of five of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Fixed Income Funds.

TCW Galileo Money Market Fund

TCW Galileo Core Fixed Income Fund

TCW Galileo High Yield Bond Fund

TCW Galileo Mortgage-Backed Securities Fund

TCW Galileo Total Return Mortgage-Backed Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2002

Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   2

Principal Risks............................................................   3

Performance Summary........................................................   6

Fund Expenses and Expense Example..........................................  10



TCW Galileo Money Market Fund
Investment Objectives/Approach.............................................  11
Main Risks.................................................................  12



TCW Galileo Core Fixed Income
Fund
Investment Objectives/Approach.............................................  13
Main Risks.................................................................  15



TCW Galileo High Yield Bond
Fund
Investment Objectives/Approach.............................................  17
Main Risks.................................................................  19


TCW Galileo Mortgage-Backed
Securities Fund
Investment Objectives/Approach.............................................  20
Main Risks.................................................................  21


TCW Galileo Total Return
Mortgage-Backed Securities Fund
Investment Objectives/Approach.............................................  22
Main Risks.................................................................  24
Risk Considerations........................................................  25
Management of the Funds....................................................  34
Multiple Class Structure...................................................  35


Your Investment
Account Policies and Services..............................................  36
To Open an Account/To Add to an Account....................................  39
To Sell or Exchange Shares.................................................  40
Distributions and Taxes....................................................  41
Financial Highlights.......................................................  42

For More Information.......................................................  47

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Fixed Income Funds are affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Galileo Fixed Income Funds, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.  Investment Objectives  Principal Investment Strategies
-------------------------------------------------------------------------------
TCW Galileo Money        Current income,        Invests in high
Market Fund              preservation of        credit quality,
                         capital                short-term
                         and liquidity          money market
                                                securities.
-------------------------------------------------------------------------------
TCW Galileo Core         Maximize current       Invests in fixed
Fixed Income Fund        income and achieve     income securities.
                         above average total
                         return consistent
                         with prudent
                         investment management
                         over a full market
                         cycle
-------------------------------------------------------------------------------
TCW Galileo High         Maximize current       Invests in high yield
Yield Bond Fund          income and achieve     bonds, commonly known
                         above average total    as "junk" bonds.
                         return consistent
                         with reasonable risk
                         over a full
                         market cycle
-------------------------------------------------------------------------------
TCW Galileo Mortgage-    Maximize current       Invests in mortgage-
Backed Securities        income                 backed securities
Fund                                            guaranteed by, or
                                                secured by collateral
                                                which is guaranteed
                                                by, the United States
                                                Government, its
                                                agencies,
                                                instrumentalities or
                                                its sponsored
                                                corporations, or
                                                private issued
                                                mortgage- backed
                                                securities rated Aa
                                                or higher by Moody's
                                                or AA or higher by
                                                S&P.
-------------------------------------------------------------------------------
TCW Galileo Total        Maximize current       Invests in mortgage-
Return Mortgage-         income and achieve     backed securities
Backed Securities        above average total    guaranteed by, or
Fund                     return consistent      secured by collateral
                         with prudent           which is guaranteed
                         investment management  by, the United States
                         over a full market     government, its
                         cycle                  agencies,
                                                instrumentalities or
                                                its sponsored
                                                corporations, or
                                                private issued
                                                mortgage-
                                                backed securities
                                                rated Aa or higher by
                                                Moody's or AA or
                                                higher by S&P.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

.. MARKET RISK

 There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

..SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in a Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Galileo Funds described in this prospectus are fixed income funds, each Fund may also be subject (in varying degrees) to the following additional risks:

.. CREDIT RISK

 There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The High Yield Bond Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as "junk bonds." The Core Fixed Income Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

.. INTEREST RATE RISK

 There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Core Fixed

 Income, High Yield Bond, Total Return Mortgage-Backed Securities, and Mortgage-Backed Securities Funds, because each Fund may hold securities with long terms to maturity.

 In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by these Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

.. JUNK BONDS

 These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in below investment grade corporate securities. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

.. FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Core Fixed Income and High Yield Bond Funds are subject to foreign investing risk because these Funds may invest a portion of their assets in foreign company securities. If they invest in "emerging markets," and they may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Core Fixed Income and High Yield Bond Funds may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

.. LIQUIDITY RISK

 There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund (except the Money Market
 Fund) is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 25.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the other Galileo Fixed Income Funds will fluctuate in value.

Performance Summary

The tables below show each Fund's annual returns and its long-term performance with respect to its Class I shares. The performance information contained in the tables includes the performance of the predecessor limited partnership (the "Limited Partnerships") of each Fund (except for the Money Market and Total Return Mortgage-Backed Securities Funds), which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The first table shows you how each Fund's performance has varied from year to year. The second table compares of each Fund's performance over time to that of a broad-based securities market index including after-tax returns for the periods that each Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 ("1940 Act"). Both tables assume reinvestment of dividends and distributions.

The performance of the Limited Partnerships was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operations. The Limited Partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the Limited Partnerships had been registered under the 1940 Act their performance could have been adversely affected.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                         TCW Galileo Money Market Fund

                                1992    3.91%
                                1993    2.97%
                                1994    3.91%
                                1995    5.75%
                                1996    5.14%
                                1997    5.33%
                                1998    5.25%
                                1999    4.91%
                                2000    6.14%
                                2001    3.91%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 0.34%

   The Fund's 7 day simple yield was 1.86% and its 7 day compounded yield was
                         1.90% as of December 31, 2001

                       TCW Galileo Core Fixed Income Fund

                                1992     6.60%
                                1993    10.65%
                                1994    -7.73%
                                1995    18.08%
                                1996     2.03%
                                1997     8.90%
                                1998     9.04%
                                1999    -0.86%
                                2000     7.76%
                                2001     5.77%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is -1.46%

                        TCW Galileo High Yield Bond Fund

                                1992    15.51%
                                1993    15.48%
                                1994    -0.34%
                                1995    15.95%
                                1996    11.96%
                                1997    12.28%
                                1998     2.27%
                                1999     4.31%
                                2000    -6.82%
                                2001     4.18%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is -3.18%

                  TCW Galileo Mortgage-Backed Securities Fund

                                1992     6.59%
                                1993     4.57%
                                1994    -0.44%
                                1995    11.58%
                                1996     7.31%
                                1997     6.81%
                                1998     4.09%
                                1999     5.61%
                                2000     7.34%
                                2001     5.92%

The Fund's total return for the period October 31, 2001 to December 31, 2001 is
                                     -0.38%

            TCW Galileo Total Return Mortgage-Backed Securities Fund

                                1994    -6.20%
                                1995    20.80%
                                1996     5.10%
                                1997    11.90%
                                1998     7.23%
                                1999    -0.46%
                                2000    13.45%
                                2001     9.41%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is -0.25%

            Best and worst quarterly performance during this period


   Fund                                             Performance
-----------------------------------------------------------------
  . Money Market Fund
   Quarter ending June 30, 1989                   2.38% (Best)
   Quarter ending December 31, 2001               0.56% (Worst)
-----------------------------------------------------------------
  . Core Fixed Income Fund
   Quarter ending June 30, 1995                   5.93% (Best)
   Quarter ending March 31, 1994                  - 4.54% (Worst)
-----------------------------------------------------------------
  . High Yield Bond Fund
   Quarter ending March 31, 1991                  11.94% (Best)
   Quarter ending September 30, 1990              - 5.32% (Worst)
-----------------------------------------------------------------
  . Mortgage-Backed Securities Fund
   Quarter ending March 31, 1995                  3.37% (Best)
   Quarter ending June 30, 1994                   - 1.18% (Worst)
-----------------------------------------------------------------
  . Total Return Mortgage-Backed Securities Fund
   Quarter ending June 30, 1995                   6.81% (Best)
   Quarter ending June 30, 1994                   - 4.78% (Worst)


                                                                From Inception/
  Average annual total return as of                             Registration or
  December 31, 2001                              1 year 5 years    10 years
-------------------------------------------------------------------------------
  . Money Market Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date    3.91%   5.10%       4.72%*
   Salomon Brothers 3 Month T-Bill Index from
   Registration Date                             4.08%   5.01%       4.70%*
-------------------------------------------------------------------------------
  . Core Fixed Income Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (3/1/1993)                                    5.77%   6.06%       5.38%
   Return After Taxes on Distributions from
   Registration Date                             3.44%   3.62%       2.97%
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date         3.49%   3.63%       3.08%
   Lehman Brothers Aggregate Bond Index from
   Registration
   Date                                          8.44%   7.43%       6.91%
   Return Before Taxes Including Limited
   Partnership
   Performance                                   5.77%   6.06%       5.81%*

                                                                From Inception/
  Average annual total return as of                             Registration or
  December 31, 2001                              1 year 5 years    10 years
-------------------------------------------------------------------------------
  . High Yield Bond Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (3/1/1993)                                    4.18%   3.06%       5.92%
   Return After Taxes on Distributions from
   Registration Date                             0.28%  -0.73%       2.03%
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date         2.53%   0.64%       2.83%
   Salomon Brothers High Yield Cash Pay Index
   from Registration Date                        6.93%   4.02%       6.76%
   Return Before Taxes Including Limited
   Partnership Performance                       4.18%   3.06%       7.21%*
-------------------------------------------------------------------------------
  . Mortgage-Backed Securities Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (3/1/1993)                                    5.92%   5.95%       5.86%
   Return After Taxes on Distributions from
   Registration Date                             4.06%   3.91%       3.57%
   Return After Taxes on Distributions and Sale
   of Fund Shares                                3.59%   3.72%       3.51%
   Salomon Brothers 1-Year Treasury Index from
   Registration Date                             7.10%   6.08%       5.62%
   Return Before Taxes Including Limited
   Partnership Performance                       5.92%   5.95%       5.86%*
-------------------------------------------------------------------------------
  . Total Return Mortgage-Backed Securities
    Fund
-------------------------------------------------------------------------------
   Return Before Taxes from Registration Date
   (6/17/1993)                                   9.41%   8.22%       7.33%
   Return After Taxes on Distributions from
   Registration Date                             6.77%   5.14%       4.30%
   Return After Taxes on Distributions and Sale
   of Fund Shares from Registration Date         5.67%   5.03%       4.30%
   Lehman Brothers Mortgage-Backed Securities
   Index from Registration Date                  8.22%   7.49%       6.96%


*Represents the 10 year return

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                                                                   Total Return
                                          Core  High   Mortgage-    Mortgage-
                                  Money  Fixed  Yield    Backed       Backed
                                  Market Income Bond   Securities   Securities
                                  ------ ------ -----  ----------  ------------
Shareholder Transaction Fees
1) Redemption Fees..............   None   None  None      None         None
2) Exchange Fees................   None   None  None      None         None
3) Contingent Deferred Sales
   Load.........................   None   None  None      None         None
4)Maximum Sales Charge (Load) on
    Reinvested Dividends........   None   None  None      None         None
5)Maximum Sales Charge (Load) on
    Purchases...................   None   None  None      None         None

Annual Fund Operating Expenses
 Management Fees................   0.25%  0.40% 0.75%     0.50%/1/     0.50%
 Distribution (12b-1) Fees......   None   None  None      None         None
 Other Expenses.................   0.12%  0.33% 0.16%     0.29%        0.24%
 Total Annual Fund
   Operating Expenses...........   0.37%  0.73% 0.91%     0.79%/1/     0.74%

/1/ The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.64% of Net Assets through October 31, 2001.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.


                                                1 Year 3 Years 5 Years 10 Years
                                      -----------------------------------------
Money Market...................................  $38    $119    $208    $ 468
Core Fixed Income..............................   75     233     406      906
High Yield Bond................................   93     290     504    1,120
Mortgage-Backed Securities.....................   81     252     439      978
Total Return Mortgage-Backed Securities........   76     237     411      918

TCW Galileo Money Market Fund

Investment Objectives/Approach

The Fund seeks current income, preservation of capital and liquidity. To pursue these goals, it invests in high credit quality, short-term money market securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share. To pursue this goal, the Fund invests in money market instruments that have remaining maturities of 397 days or less (and an average portfolio maturity of 90 days or less on a dollar-weighted basis).

If the Fund's board believes that any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take steps to eliminate or reduce these consequences. These steps include:


Concepts to understand               . selling portfolio securities prior to
                                       maturity

Maturity is the date on which the
principal amount of a note,          . shortening the average maturity of the
draft, acceptance, bond or other       portfolio
debt instrument becomes due and
payable.

                                     . withholding or reducing dividends

                                     . redeeming shares in kind

                                     . utilizing a net asset value per share
                                       determined by using available market
                                       quotations

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Main Risks

This portfolio generally has the least investment risk of the TCW Galileo Funds because it invests in securities that have high credit ratings.

The two primary risks affecting this Fund are "credit risk" and "interest rate risk." Credit risk refers to the likelihood that the Fund could lose money if a money market issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an investment, or goes bankrupt. This Fund invests primarily in securities that have limited susceptibility to this risk. Interest rate risk refers to the possibility that the value of the Fund's portfolio investment may fall since fixed income securities generally fall in value when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in fixed income securities. These fixed income securities include U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate) and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser uses a controlled risk approach.
Duration is often used to measure    The techniques of this approach attempt
the potential volatility of a        to control the principal risk components
bond's price: bonds with longer      of the fixed income markets. These
durations are more sensitive to      components include:
changes in interest rates, making
them more volatile than bonds
with shorter durations. Bonds
with fixed maturities have a
readily determinable duration.
Bonds with uncertain payment
schedules, such as mortgage-
backed securities, which can be
prepaid, have durations which may
vary or lengthen in certain
interest rate environments,
making their values even more
volatile than they were when
acquired.

                                     . security selection within a given
                                       sector

                                     . relative performance of the various
                                       market sectors

                                     . the shape of the yield curve

                                     . fluctuations in the overall level of
                                       interest rates

                                     The Adviser also utilizes active asset
                                     allocation in managing the Fund's
                                     investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

                                     The Fund may invest some assets in
                                     options, futures and foreign currency
                                     futures and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and be very sensitive to changes in interest rates.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Mark L. Attanasio, Philip A. Barach and
                                     Jeffrey E. Gundlach are the Fund's port-folio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities, which may make the Fund more susceptible to credit risk. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgage sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

..foreign controls on investment and changes in currency exchange rates

..withholding taxes

..a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below investment grade fixed income securities and foreign securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments or do not invest in foreign securities.

TCW Galileo High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser places emphasis on securities at
Junk bonds are bonds that have a     the lower-risk end of the high yield
credit rating of BB or lower by      bond/below investment grade spectrum.
rating agencies such as Moody's      These securities are issued by companies
Investors Service, Inc. and          that the Adviser believes have stable to
Standard & Poor's Corporation.       improving business prospects. The
These bonds are often issued by      Adviser's investment approach also
companies without long track         emphasizes consistent and high current
records of sales and earnings, or    income. It attempts to reduce the Fund's
by those companies with              investment risk through diversification
questionable credit strength. In     and by analysis of:
the event of a prepayment problem
by the issuer of these bonds,
they will only be paid if there
is anything left after the
payment of senior debt, such as
bank loans and investment grade
bonds.

                                     . each issuer

                                     . each issuer's ability to make timely
                                       payments of principal and interest

                                     . broad economic trends and corporate
                                       developments


Junk bonds are considered to be      The Fund seeks to earn additional income
mostly speculative in nature.        by making loans of its portfolio
This gives the Fund more credit      securities to brokers, dealers and other
risk than the other Galileo Fixed    financial institutions. The loans will be
Income Funds, but also gives it      secured at all times by cash and liquid
the potential for higher returns.    high-grade debt obligations. As with any
                                     extension of credit, there are risks of
                                     delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     James M. Hassett, Mark D. Senkpiel, and
                                     Melissa V. Weiler are the Fund's portfo-lio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. withholding taxes

.. a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in short-term mortgage-backed securities consisting primarily of mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to construct a portfolio
Duration is often used to measure    with a weighted average effective
the potential volatility of a        duration of no more than two years.
bond's price: bonds with longer
durations are more sensitive to
changes in interest rates, making
them more volatile than bonds
with shorter durations. Bonds
with fixed maturities have a
readily determinable duration.
Bonds with uncertain payment
schedules, such as mortgage-
backed securities which can be
prepaid, have durations which may
vary or lengthen in certain
interest rate environments,
making their value even more
volatile than they were when
acquired.

                                     The Fund may invest some assets in
                                     inverse floaters and interest-only and
                                     principal-only securities, which are
                                     sometimes referred to as derivatives.
                                     These practices may reduce returns or
                                     increase volatility and may be very
                                     sensitive to changes in interest rates.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Weighted average duration is the
average duration of the
securities in the portfolio
weighted by market value.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

Weighted average reset frequency
is the average time to the next
coupon reset date of the floating
rate securities in the portfolio
weighted by market value.

                                     Philip A. Barach, Jeffrey E. Gundlach and
                                     Frederick H. Horton are the Fund's port-folio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Its holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

TCW Galileo Total Return Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in mortgage-backed securities consisting primarily of mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to construct a portfolio
Duration is often used to measure    with a weighted average effective
the potential volatility of a        duration of no more than eight years.
bond's price: bonds with longer
durations are more sensitive to
changes in interest rates, making
them more volatile than bonds
with shorter durations. Bonds
with fixed maturities have a
readily determinable duration.
Bonds with uncertain payment
schedules, such as mortgage-
backed securities which can be
prepaid, have durations which may
vary or lengthen in certain
interest rate environments,
making their value even more
volatile than they were when
acquired.

                                     The Fund may invest some assets in
                                     inverse floaters and interest-only and
                                     principal-only securities, which are
                                     sometimes referred to as derivatives.
                                     These practices may reduce returns or
                                     increase volatility and may be very
                                     sensitive to changes in interest rates.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Weighted average duration is the
average duration of the
securities in the portfolio
weighted by market value.

Weighted average reset frequency
is the average time to the next
coupon reset date of the floating
rate securities in the portfolio
weighted by market value.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Philip A. Barach, Jeffrey E. Gundlach and
                                     Frederick H. Horton are the Fund's
                                     portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possiblity that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possiblity that the Fund may lost money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and

General Investment Risk              tax and regulatory effects (including
                                     lack of adequate regulations for a market
Since shares of the Fund             or particular type of instrument). Market
represent an investment in           restrictions on trading volume can also
securities with fluctuating          affect price and liquidity.
market prices, the value of Fund
shares will vary as the value of
each Fund's portfolio securities
increases or decreases.
Therefore, the value of an
investment in a Fund could go
down as well as up. This is also
true for funds that invest
primarily in fixed income
securities. High credit quality
investments also react in value
to interest rate changes.

                                     Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

                                     The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities              "Credit risk" refers to the likelihood
                                     that an issuer will default in the
                                     payment of principal and/or interest on
                                     an instrument. Financial strength and
                                     solvency of an issuer are the primary
                                     factors influencing credit risk. In
                                     addition, lack of or inadequacy of
                                     collateral or credit enhancements for a
                                     fixed income security may affect its
                                     credit risk. Credit risk of a security
                                     may change over its life and securities
                                     which are rated by rating agencies are
                                     often reviewed and may be subject to
                                     downgrades.

Fixed income securities are
subject to two primary types of
risk: credit risk and interest
rate risk.


                                     The High Yield Bond portfolio consists
                                     primarily of below investment grade
                                     corporate securities that are commonly
                                     known as junk bonds. In addition, the
                                     Core Fixed Income Fund may invest in debt instruments rated below investment grade. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing                    As compared to U.S. companies, foreign
                                     issuers generally disclose less financial
Investing in foreign securities      and other information publicly and are
involves risks in addition to the    subject to less stringent and less
risks associated with domestic       uniform accounting, auditing and
securities. An additional risk is    financial reporting standards. Foreign
currency risk. While the price of    countries typically impose less thorough
a Fund's shares is quoted in U.S.    regulations on brokers, dealers, stock
dollars, a Fund generally            exchanges, insiders and listed companies
converts U.S. dollars to a           than does the U.S., and foreign
foreign market's local currency      securities markets may be less liquid and
to purchase a security in that       more volatile than domestic markets.
market. If the value of that         Investment in foreign securities involves
local currency falls relative to     higher costs than investment in U.S.
the U.S. dollars, the U.S. dollar    securities, including higher transaction
value of the foreign security        and custody costs as well as the
will decrease.                       imposition of additional taxes by foreign
                                     governments. In addition, security
                                     trading practices abroad may offer less
                                     protection to investors such as the
                                     Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                                     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund is authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Core Fixed Income Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit and Market Risks of Mortgage-Backed Securities. The investments by Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of
Mortgage-Backed Securities           the creditworthiness of the organization
                                     that issued or guarantees them. In
Mortgage-backed securities           addition, the mortgage-backed securities
represent participation interests    market in general may be adversely
in pools of residential mortgage     affected by changes in governmental
loans purchased from individual      legislation or regulation. Fluctuations
lenders by a federal agency or       in the market value of mortgage-backed
originated and issued by private     securities after their acquisition
lenders.                             usually do not affect cash income from
                                     these securities but are reflected in
                                     Fund's net asset value. Factors that
                                     could affect the value of a mortgage-
                                     backed security include, among other
                                     things, the types and amounts of
                                     insurance which a mortgage carries, the
                                     amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

                                     Liquidity Risk of Mortgage-Backed
                                     Securities. The liquidity of mortgage-
                                     backed securities varies by type of
                                     security; at certain times a Fund may
                                     encounter difficulty in disposing of
                                     investments. Because mortgage-backed
                                     securities may be less liquid than other
securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the

United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Funds' returns from stripped securities they hold.

Inverse Floaters. The Mortgage-Backed and Total Return Mortgage-Backed Securities Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)        Business Experience During Last Five Years*
-------------------------------------------------------------------------------
 Mark L. Attanasio    Group Managing Director and Chief Investment Officer-
                      Below Investment Grade Fixed Income, the Adviser, TCW
                      Asset Management Company and Trust Company of the West.
 Philip A. Barach     Group Managing Director and Chief Investment Officer-
                      Investment Grade Fixed Income, the Adviser, TCW Asset
                      Management Company and Trust Company of the West.
 Jeffrey E. Gundlach  Group Managing Director and Chairman Multi-Strategy Fixed
                      Income Committee, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 James M. Hassett     Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Frederick H. Horton  Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Mark D. Senkpiel     Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Melissa V. Weiler    Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

  Fund                                   Annual Management Fee (As Percent of Average Net Asset Value)
------------------------------------------------------------------------------------------------------
Money Market                                                         0.25%
Core Fixed Income                                                    0.40%
High Yield Bond                                                      0.75%
Mortgage-Backed Securities                                           0.50%*
Total Return Mortgage-Backed Securities                              0.50%

* The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2002.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fixed Income Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders for the Money Market Fund must be received by the Fund by 12:00 p.m. Eastern time. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

                                                    Additional
                          Initial Additional  IRA      IRA
--------------------------------------------------------------
  All Fixed Income Funds  $25,000   $5,000   $2,000    $500

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

.. amounts of $100,000 or more

.. amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

.. requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Check writing privilege

You may request checks which may be drawn on your Money Market Fund account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited.
You can set up this service with your New Account Form or by calling 800-248-
4486.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice. If your account with the Money Market Fund drops below $10,000 as a result of redemptions and or exchanges, the Fund may close your account and send you the proceeds upon 30 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts             Each Fund restricts excessive trading
                                     (usually defined as more than four
The Fund also reserves the right     exchanges out of the Fund within a
to make a "redemption in kind"--     calendar year). You are limited to one
payment in portfolio securities      exchange of shares in the same Fund
rather than cash--if the amount      during any 15-day period except investors
you are redeeming in any 90-day      in 401(k) and other group retirement
period is large enough to affect     accounts, investors who purchase shares
Fund operations (for example, if     through certain broker-dealers and asset
it equals more than $250,000 or      allocation accounts managed by the
represents more than 1% of the       Adviser or an affiliate. Each Fund
Fund's assets).                      reserves the right to:

                                     .  refuse any purchase or exchange
                                       request that could adversely affect a
                                       Fund or its operations, including those
                                       from any individual or group who, in
                                       the Fund's view, are likely to engage
                                       in excessive trading

                                     .  change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     .  delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions)

      TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------------
In Writing
Complete the New Account Form.
Mail your New Account Form and
a check made payable to TCW
Galileo      Fund to:
       Via Regular Mail
TCW Galileo Funds, Inc.                   (Same, except that you should include a note
                                          specifying
PFPC Inc.                        the Fund name, your account number, and the name(s)
P.O. Box 8909                    your account is registered in.)
Wilmington, DE 19899-8909

  Via Express, Registered or
        Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------------------------------------------------------
By Telephone
Please contact the Investor
Relations Department at
(800) FUND TCW [386-3829] for a
New Account Form.
Wire: Have your bank send your   (Same)
investment to:
PNC Bank, Philadelphia, PA
ABA No. 031-0000-53
Account No. 86-1282-4023
FBO TCW Galileo      Fund
(Name on the Fund Account)
(Fund Account Number)
For same day credit to the
Money Market Fund, wires must
be received by the transfer
agent prior to 12:00 p.m.
Eastern time. Purchases
received after 12:00 p.m. earn
dividends commencing the next
business day.
--------------------------------------------------------------------------------------
Via Exchange
Call the Transfer Agent at
(800) 248-4486 or the Investor
Relations Department at
(800) FUND TCW [386-3829]. The
new account will have the same
registration as the account
from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486

   TO SELL OR EXCHANGE SHARES
--------------------------------------
By Mail
Write a letter of instruction
that includes:
.. your name(s) and signature(s)
  as they appear on the account
  form
.. your account number
.. the Fund name
.. the dollar amount you want to
  sell or exchange
.. how and where to send the
  proceeds
--------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies and
Services--Selling Shares").
Mail your letter of instruction
to:
        Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909
   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------
By Telephone
Be sure the Fund has your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your transaction.
Proceeds will be sent
electronically to your bank or a
check will be sent to the address
of record. Any undeliverable
check or checks that remain
uncashed for six months will be
cancelled and will be reinvested
in the Fund at the per share net
asset value determined as of the
date of cancellation.
Telephone redemption requests
must be for a minimum of $1,000.
--------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.
Be sure to maintain an account
balance of $25,000
($10,000--the Money Market Fund
only) or more.
Systematic Withdrawal plans are
subject to a minimum
annual withdrawal of $500.

                                             To reach the Transfer Agent at
                                             PFPC Inc., call toll free in the
                                             U.S.

                                             (800) 248-4486
                                             Outside the U.S.
                                             (302) 791-3535 (collect)

                                             To reach your investment repre-
                                             sentative or the Investor Rela-
                                             tions Department at TCW Galileo
                                             Funds, call toll free in the U.S.

                                             (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund except the Money Market Fund will be declared and paid monthly. Dividends from net investment income for the Money Market Fund will be declared and paid each weekday exclusive of days the New York Stock Exchange or the Fund's custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Money Market Fund

                                      Year Ended October 31
                           ----------------------------------------------------
                             2001        2000      1999      1998        1997
                                        ------------------------------------------
 Net asset value per
 share, beginning of year     $1.00       $1.00     $1.00     $1.00       $1.00
                                        ------------------------------------------
 Income from Investment
 operations:
 Net Investment income       0.0450      0.0579    0.0434    0.0519      0.0516
 Less Distributions:
 Distributions from net
 investment income          (0.0450)    (0.0579)  (0.0434)  (0.0519)    (0.0516)
                                        ------------------------------------------
 Net asset value per
 share, end of year           $1.00       $1.00     $1.00     $1.00       $1.00
                                        ------------------------------------------
 Total return                 4.64%       5.94%     4.85%     5.31%       5.29%
 Ratios/Supplemental
 Data:
 Net assets, end of
 period (in thousands)     $328,757    $232,175  $261,300  $242,451    $222,771

 Ratio of expenses to
 average net assets           0.37%/1/    0.38%     0.38%     0.40%/1/    0.40%/1/
 Ratio of net investment
 income to average net
 assets                       4.46%       5.80%     4.76%     5.19%       5.17%

/1/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets. Had such action not been taken, total annualized operating expenses as a percentage of average net as-sets would have been 0.38%, 0.41% and 0.40% for the years ended October 31, 2001, 2000 and 1999, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund

                                          Year Ended October 31
                                 ----------------------------------------------
                                  2001     2000     1999        1998     1997
                                 ----------------------------------------------
 Net asset value per share,
 beginning of year                 $9.23    $9.42    $9.89       $9.62    $9.45
                                 ----------------------------------------------
 Income (Loss) from Investment
 operations:
 Net Investment income              0.57     0.57     0.57        0.55     0.58
 Net realized and unrealized
 gain (loss) on investments         0.42    (0.21)   (0.50)       0.29     0.19
                                 ----------------------------------------------
 Total from investment
 operations                         0.99     0.36     0.07        0.84     0.77
                                 ----------------------------------------------
 Less Distributions:
 Distributions from net
 investment income                 (0.59)   (0.55)   (0.54)      (0.57)   (0.60)
                                 ----------------------------------------------
 Net asset value per share, end
 of year                           $9.63    $9.23    $9.42       $9.89    $9.62
                                 ----------------------------------------------
 Total return (%)                 11.01%    3.97%    0.69%       9.02%    8.45%
 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                      $63,262  $73,290  $70,666    $162,996  $19,368
 Ratio of expenses to average
 net assets                        0.73%    0.81%    0.58%/1/    0.62%    0.93%
 Ratio of net investment income
 to average net assets             6.07%    6.10%    5.83%       5.60%    6.13%
 Portfolio turnover rate          92.81%  107.59%  136.63%     272.77%  142.96%

/1/The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to the average of the total expense rates as re-ported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 1999. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.72% for the year ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund

                                         Year Ended October 31
                              ------------------------------------------------
                                2001      2000      1999      1998      1997
                                        ---------------------------------------
 Net asset value per share,
 beginning of year               $7.82     $8.85     $9.20    $10.11     $9.77
                                        ---------------------------------------
 Income (Loss) from
 Investment operations:
 Net Investment income            0.74      0.84      0.80      0.88      0.91
 Net realized and
 unrealized gain (loss) on
 investments                     (0.83)    (0.97)    (0.37)    (0.74)     0.34
                                        ---------------------------------------
 Total from investment
 operations                      (0.09)    (0.13)     0.43      0.14      1.25
 Less Distributions:
 Distributions from net
 investment income               (0.71)    (0.86)    (0.78)    (0.89)    (0.91)
 Distributions in excess of
 net investment income           (0.08)    (0.04)       --     (0.01)       --
 Distributions from net
 realized gains                     --        --        --     (0.15)       --
                                        ---------------------------------------
 Total Distributions             (0.79)    (0.90)    (0.78)    (1.05)    (0.91)
 Net asset value per share,
 end of year                     $6.94     $7.82     $8.85     $9.20    $10.11
                                        ---------------------------------------
 Total return                  (1.39)%   (1.77)%     4.60%     1.18%    13.26%
 Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)               $246,623  $195,986  $188,098  $165,702  $208,761
 Ratio of expenses to
 average net assets              0.91%     0.91%     0.90%     0.85%     0.83%
 Ratio of net investment
 income to average net
 assets                          9.93%     9.80%     8.60%     8.89%     9.10%
 Portfolio turnover rate        78.35%    64.29%   128.15%    92.24%   109.45%

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Mortgage-Backed Securities Fund

                                            Year Ended October 31
                              ------------------------------------------------
                                2001     2000       1999       1998     1997
                              ------------------------------------------------
 Net asset value per share,
 beginning of year               $9.60    $9.59      $9.60      $9.70    $9.67
                              ------------------------------------------------
 Income (Loss) from
 Investment operations:
 Net Investment income            0.59     0.60       0.59       0.35     0.58
 Net realized and
 unrealized gain (loss) on
 investments                      0.18    (0.02)     (0.09)      0.10     0.05
                               -----------------------------------------------
 Total from investment
 operations                       0.77     0.58       0.50       0.45     0.63
                               -----------------------------------------------
 Less Distributions:
 Distributions from net
 investment income               (0.54)   (0.42)     (0.51)     (0.11)   (0.38)
 Distributions in excess of
 net investment income              --    (0.15)        --         --    (0.22)
 Distributions from paid-
 in-capital                         --       --         --      (0.44)      --
                               -----------------------------------------------
 Total Distributions             (0.54)   (0.57)     (0.51)     (0.55)   (0.60)
 Net asset value per share,
 end of year                     $9.83    $9.60      $9.59      $9.60    $9.70
                               -----------------------------------------------
 Total return                    8.16%    6.21%      5.36%      4.73%    6.71%
 Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)               $ 54,351  $60,925    $53,496    $43,639  $53,307
 Ratio of expenses to
 average net assets           0.64%/1/    0.62%/1/   0.75%/1/   0.83%    0.77%
 Ratio of net investment
 income to average net
 assets                          6.01%    6.26%      6.10%      3.61%    6.00%
 Portfolio turnover rate        37.69%   27.97%     53.48%     68.40%  109.91%

/1/The Adviser has voluntarily agreed to reduce its fee, or to pay the operat-ing expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper, Inc. for the Fund's investment objective which is subject to change on a monthly basis through October 31, 2001. Had such action not been taken, total annualized operating expenses as a percentage of average net as-sets would have been 0.79%, 0.77% and 0.80% for the years ended October 31, 2001, 2000 and 1999, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund

                                           Year Ended October 31
                                  --------------------------------------------
                                   2001     2000     1999      1998     1997
                                  --------------------------------------------
 Net asset value per share,
 beginning of year                  $9.07    $8.96    $9.76     $9.91    $9.56
                                  --------------------------------------------
 Income (Loss) from Investment
 operations:
 Net Investment income               0.60     0.59     0.62      0.84     0.75
 Net realized and unrealized
 gain (loss) on investments          0.71     0.12    (0.60)    (0.07)    0.32
                                  --------------------------------------------
 Total from investment
 operations                          1.31     0.71     0.02      0.77     1.07
                                  --------------------------------------------
 Less Distributions:
 Distributions from net
 investment income                  (0.44)   (0.45)   (0.62)    (0.86)   (0.72)
 Distributions in excess of net
 investment income                  (0.13)   (0.15)   (0.20)    (0.01)      --
 Distributions from net
 realized gains                        --       --       --     (0.05)      --
                                  --------------------------------------------
 Net asset value per share, end
 of year                            $9.81    $9.07    $8.96     $9.76    $9.91
                                  --------------------------------------------
 Total return                      14.78%    8.32%    0.20%     8.20%   11.66%
 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                       $89,096  $71,115  $90,275  $101,501  $81,442
 Ratio of expenses to average
 net assets                         0.74%    0.77%    0.69%     0.70%    0.67%
 Ratio of net investment income
 to average net assets              6.31%    6.63%    6.62%     8.52%    7.77%
 Portfolio turnover rate           11.26%    8.44%   28.07%    27.95%   16.01%

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:

                                     SEC file number: 811-7170

                                     More information on the Fund is available free upon request, including the follow-ing:

Call (800) 248-4486


For information regarding the TCW
Galileo Funds, Inc.:                 Annual / Semi-Annual Report


                                     Describes the Fund's performance, lists
Call (800) FUND TCW (386-3829)       portfolio holdings and contains a letter
                                     from the Fund's portfolio manager
                                     discussing recent market conditions,
                                     economic trends and Fund strategies.

In writing:

TCW Galileo Funds, Inc.
c/o PFPC Inc.
P.O. Box 8909

Wilmington, DE 19899-8909

                                     Statement of Additional Information (SAI)
On the Internet:

TCW GALILEO FUNDS, INC.              Provides more details about the Fund and
www.tcw.com                          its policies. A current SAI is on file
                                     with the Securities and Exchange
                                     Commission (SEC) and is incorporated by
                                     reference and is legally considered part of this prospectus.

You may visit the SEC's website
at http://www.sec.gov to view
text-only versions of Fund
documents filed with the SEC. You
can also obtain copies by
visiting the SEC's Public
Reference Room in Washington, DC
(phone 1-800-SEC-0330) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section, 450
Fifth Street, N.W., Washington,
DC 20549-0102 or by electronic
request at the following e-mail
address: www.publicinfo@sec.gov.

TCW Galileo
Funds, Inc.
This prospectus tells you about the Class N shares of fifteen of the separate investment funds offered by TCW Galileo Funds, Inc., (collectively the "Funds") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Aggressive Growth Equities Fund
TCW Galileo Diversified Value Fund
TCW Galileo Income + Growth Fund
TCW Galileo Large Cap Growth Fund
TCW Galileo Large Cap Value Fund
TCW Galileo Opportunity Fund
TCW Galileo Select Equities Fund
TCW Galileo Small Cap Growth Fund
TCW Galileo Small Cap Value Fund
TCW Galileo Technology Fund
TCW Galileo Value Opportunities Fund
TCW Galileo Core Fixed Income Fund
TCW Galileo High Yield Bond Fund
TCW Galileo Total Return Mortgage-Backed Securities Fund
TCW Galileo European Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2002
[TCW GALILEO FUNDS LOGO]

Table of Contents

General Fund Information
Investment Objectives and Principal Strategies..............................   2
Principal Risks.............................................................   4
Performance Summary.........................................................   7
Fund Expenses and Expense Example...........................................  22
TCW Galileo Aggressive Growth Equities Fund
Investment Objectives/Approaches............................................  25
Main Risks..................................................................  27
TCW Galileo Diversified Value Fund
Investment Objectives/Approach..............................................  28
Main Risks..................................................................  30
TCW Galileo Income + Growth Fund
Investment Objectives/Approach..............................................  31
Main Risks..................................................................  33
TCW Galileo Large Cap Value Fund
Investment Objectives/Approach..............................................  34
Main Risks..................................................................  36
TCW Galileo Large Cap Growth Fund
Investment Objectives/Approach..............................................  37
Main Risks..................................................................  39
TCW Galileo Opportunity Fund
Investment Objectives/Approach..............................................  40
Main Risks..................................................................  42
TCW Galileo Select Equities Fund
Investment Objectives/Approach..............................................  43
Main Risks..................................................................  44
TCW Galileo Small Cap Growth Fund
Investment Objectives/Approach..............................................  45
Main Risks..................................................................  47
TCW Galileo Small Cap Value Fund
Investment Objectives/Approach..............................................  48
Main Risks..................................................................  50
TCW Galileo Technology Fund
Investment Objectives/Approach..............................................  51
Main Risks..................................................................  53
TCW Galileo Value Opportunities Fund
Investment Objectives/Approach..............................................  55
Main Risks..................................................................  57
U.S. Fixed Income
TCW Galileo Core Fixed Income Fund
Investment Objectives/Approach..............................................  58
Main Risks..................................................................  60
TCW Galileo High Yield Bond Fund
Investment Objectives/Approach..............................................  62
Main Risks..................................................................  64
TCW Galileo Total Return Mortgage-Backed Securities Fund
Investment Objectives/Approach..............................................  65
Main Risks..................................................................  67
International
TCW Galileo European Equities Fund
Investment Objectives/Approach..............................................  68
Main Risks..................................................................  70
Risk Considerations.........................................................  71
Management of the Funds.....................................................  82
Multiple Class Structure....................................................  86
Your Investment
Account Policies and Services...............................................  87
To Open an Account/ To Add to an Account....................................  90
To Sell or Exchange Shares..................................................  91
Distributions and Taxes.....................................................  92
Financial Highlights........................................................  93
For More Information........................................................ 107

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

 TCW Galileo Funds, Inc.                Investment Objectives                Principal Investment Strategies
------------------------------------------------------------------------------------------------------------
 TCW Galileo Aggressive Growth Equities Long-term capital appreciation       Invests in equity
 Fund                                                                        securities issued
                                                                             by companies that
                                                                             appear to offer
                                                                             superior growth
                                                                             prospects.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Diversified Value Fund     Long-term capital appreciation       Invests in equity
                                                                             securities of
                                                                             large
                                                                             capitalization
                                                                             companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Income + Growth Fund       High level of dividend income        Invests in equity
                                                                             securities of
                                                                             issuers which pay
                                                                             dividends.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Large Cap Growth Fund      Long-term capital appreciation       Invests in equity
                                                                             securities of
                                                                             large
                                                                             capitalization
                                                                             U.S. companies
                                                                             with above average
                                                                             earnings
                                                                             prospects.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Large Cap Value Fund       Long-term capital appreciation       Invests in equity
                                                                             securities of
                                                                             large
                                                                             capitalization
                                                                             value companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Opportunity Fund           Long-term capital appreciation       Invests in equity
                                                                             securities of
                                                                             small
                                                                             capitalization
                                                                             companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Select Equities Fund       Long-term capital appreciation       Invests in common
                                                                             stock of large
                                                                             capitalization
                                                                             companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Small Cap Growth Fund      Long-term capital appreciation       Invests in equity
                                                                             securities issued
                                                                             by small
                                                                             capitalization
                                                                             growth companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Small Cap Value Fund       Long-term capital appreciation       Invests in equity
                                                                             securities issued
                                                                             by small cap value
                                                                             companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Technology Fund            Long-term capital appreciation       Invests in the
                                                                             equity securities
                                                                             of companies with
                                                                             superior growth
                                                                             prospects engaged
                                                                             in the technology,
                                                                             telecommunications
                                                                             and information
                                                                             industries.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Value Opportunities Fund   Long-term capital appreciation       Invests in equity
                                                                             securities issued
                                                                             by midcap value
                                                                             companies.
------------------------------------------------------------------------------------------------------------
 TCW Galileo Core Fixed Income Fund     Maximize current income and          Invests in fixed
                                        achieve above average total return   income securities.
                                        consistent with prudent investment
                                        management over a full market cycle
------------------------------------------------------------------------------------------------------------
 TCW Galileo High Yield Bond Fund       Maximize current income and          Invest in high
                                        achieve above average total return   yield bonds,
                                        consistent with reasonable risk over commonly known as
                                        a full market cycle                  "Junk" bonds.

 TCW Galileo Funds, Inc.            Investment Objectives              Principal Investment Strategies
------------------------------------------------------------------------------------------------------
 TCW Galileo Total Return Mortgage- Maximize current income and        Invests in
 Backed Securities Fund             achieve above average total return mortgage-backed
                                    consistent with prudent investment securities
                                    management over a full market      guaranteed by, or
                                    cycle                              secured by
                                                                       collateral that
                                                                       is guaranteed by,
                                                                       the United States
                                                                       government, its
                                                                       agencies,
                                                                       instrumentalities
                                                                       or its sponsored
                                                                       corporations, or
                                                                       private issued
                                                                       mortgage-backed
                                                                       securities rated
                                                                       Aa or higher by
                                                                       Moody's or AA or
                                                                       higher by S&P.
------------------------------------------------------------------------------------------------------
 TCW Galileo European Equities Fund Long-term capital appreciation     Invests in equity
                                                                       securities issued
                                                                       by European
                                                                       companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

.. MARKET RISK

 There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

.. SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Each Fund may also be subject (in varying degrees) to the following risks:

.. PRICE VOLATILITY

 There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

.. LIQUIDITY RISK

 There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies; high yield bonds; mortgage-backed securities; or foreign or emerging markets securities, which have all experienced periods of illiquidity.

.. FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests primarily in the assets of foreign companies or a portion of its assets in foreign company securities may be subject to foreign investing risk. If a Fund invests in "emerging makets," the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

.. CREDIT RISK

 There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. A Fund may be subject to greater credit risk if it: invests in below investment grade convertible or fixed income securities; in high yield bonds, which are commonly referred to as "junk bonds"; or in private issued mortgage-backed securities.

.. INTEREST RATE RISK

 There is the possibility that the value of a Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Fund because it may hold securities with long terms to maturity.

 In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

.. JUNK BONDS

 These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in debt instruments rated below investment grade. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

.. CONCENTRATION

 There is the possibility that because the Technology Fund focuses its investments in the technology sector, its performance may be more negatively impacted by the technology sector's poor performance than a fund broadly invested over numerous sectors or industries.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 71. Each of the Funds, with the exception of the Diversified Value, Income + Growth, Opportunity, Core Fixed Income, High Yield Bond, and Total Return Mortgage-Backed Securities Funds, are non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each non-diversified Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The tables below show each Fund's annual and after-tax returns and its performance with respect to its Class N shares. The first table shows you how the Fund's performance has varied from year to year. The second table compares the before and after-tax returns over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions.

The performance information for the Diversified Value, Income + Growth and Opportunity Funds includes the performance of its predecessor fund ("Predecessor Funds"), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Funds in the bar charts and other tables was calculated using the fee and expenses, not including the 4.75% sales charge for Class A shares, of the Class A shares of the Predecessor Funds. The Small Cap Value Fund Class N has no operating history. Thus, no performance tables are included for the Fund. As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year


                  TCW Galileo Aggressive Growth Equities Fund

                                2000     -33.59%
                                2001     -35.05%

*The Fund's Class N total return for the period October 31, 2001 to December 31, 2001 is: 22.01%.

            Best and worst quarterly performance during this period


  Fund                                         Performance
-------------------------------------------------------------
  . Aggressive Growth Equities Fund
    Quarter ending December 31, 2001            39.52% (Best)
    Quarter ending September 30, 2001         - 39.95% (Worst)



  Average Annual Total Return as of                                    Since
  December 31                                        1 year  5 years inception
------------------------------------------------------------------------------
  . Aggressive Growth Equities Fund                  - 35.05%   N/A    - 4.32%
------------------------------------------------------------------------------
    Return After Taxes on Distributions              - 35.05%   N/A    - 5.68%
------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of
    Fund Shares                                      - 21.34%   N/A    - 3.24%
------------------------------------------------------------------------------
    S&P 400 Mid-Cap Index                             - 0.61%   N/A     14.59%

                       TCW Galileo Diversified Value Fund

                                1998      -3.27%
                                1999       9.34%
                                2000      13.66%
                                2001*     -3.25%

*The Fund's Class N total return for December 2001 is: 2.03%.

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Diversified Value Fund
    Quarter ending June 30, 1999         16.00% (Best)
    Quarter ending September 30, 1998  - 16.39% (Worst)



  Average Annual Total Return as of                                    Since
  December 31                                        1 year  5 years inception
------------------------------------------------------------------------------
  . Diversified Value Fund                           - 3.25%   N/A     3.85%
------------------------------------------------------------------------------
    Return After Taxes on Distributions              - 3.33%   N/A     3.60%
------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of
    Fund Shares                                      - 1.98%   N/A     2.98%
------------------------------------------------------------------------------
    Russell 1000 Value Index                         - 5.59%   N/A     5.83%

                        TCW Galileo Income + Growth Fund

                         1992          12.26%
                         1993           9.25%
                         1994          -6.19%
                         1995          38.77%
                         1996          13.13%
                         1997          22.90%
                         1998           0.65%
                         1999          -4.14%
                         2000          45.63%
                         2001*          1.76%

*The Fund's Class N total return for December 2001 is: 1.52%.


            Best and worst quarterly performance during this period


  Fund                                   Performance
------------------------------------------------------
  . Income + Growth Fund
    Quarter ending September 30, 2000   16.84% (Best)
    Quarter ending September 30, 1998  - 8.51% (Worst)



  Average Annual Total Return as of
  December 31                                        1 year  5 years   10 years
-------------------------------------------------------------------------------
  . Income + Growth Fund                             1.75%     11.92%   12.08%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions              0.48%      8.87%    8.62%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of
    Fund Shares                                      1.82%      8.40%    8.33%
-------------------------------------------------------------------------------
    Lipper Equity Income Fund Index                  5.21%      8.58%   11.18%

                       TCW Galileo Large Cap Growth Fund


                                2000    -25.54%
                                2001*   -29.28%

*The Fund's Class N total return for the period October 31, 2001 to December 31, 2001 is: 10.12%

            Best and worst quarterly performance during this period


  Fund                                  Performance
------------------------------------------------------
  . Large Cap Growth Fund
    Quarter ending December 31, 2001    15.49% (Best)
    Quarter ending March 31, 2001     - 30.17% (Worst)



  Average Annual Total Return as of                            Since
  December 31                             1 year   5 years   inception
----------------------------------------------------------------------
  . Large Cap Growth Fund                - 29.28%    N/A      - 7.79%
----------------------------------------------------------------------
    Return After Taxes on Distributions  - 29.28%    N/A      - 8.80%
----------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares              - 17.83%    N/A      - 5.85%
----------------------------------------------------------------------
    S&P/BARRA Growth Index               - 12.72%    N/A      - 5.35%

                        TCW Galileo Large Cap Value Fund

                                2000      11.15%
                                2001*    -11.70%

*The Fund's Class N total return for the period October 31, 2001 to December 31, 2001 is: 9.59%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Large Cap Value Fund
    Quarter ending December 31, 2001     13.53% (Best)
    Quarter ending September 30, 2001  - 17.29% (Worst)



  Average Annual Total Return as of                            Since
  December 31                             1 year   5 years   inception
----------------------------------------------------------------------
  . Large Cap Value Fund                 - 11.70%    N/A       3.09%
----------------------------------------------------------------------
    Return After Taxes on Distributions  - 11.70%    N/A       3.01%
----------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares               - 7.13%    N/A       2.44%
----------------------------------------------------------------------
    S&P/BARRA Value Index                - 11.72%    N/A       2.00%

                          TCW Galileo Opportunity Fund

                              1992        4.92%
                              1993       31.55%
                              1994        3.89%
                              1995       15.52%
                              1996       25.23%
                              1997       11.31%
                              1998      -25.38%
                              1999       29.07%
                              2000       39.15%
                              2001*       7.17%

*The Fund's Class N total return for the December 2001 is: 6.70%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Opportunity Fund
    Quarter ending June 30, 1999         20.85% (Best)
    Quarter ending September 30, 1998  - 21.66% (Worst)



  Average Annual Total Return as of
  December 31                                        1 year 5 years 10 Years
----------------------------------------------------------------------------
  . Opportunity Fund                                 7.17%   9.84%   12.74%
----------------------------------------------------------------------------
    Return After Taxes on Distributions              5.49%   7.92%    9.26%
----------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of
    Fund Shares                                      5.09%   7.20%    8.79%
----------------------------------------------------------------------------
    Russell 2000 Index                               2.49%   7.52%   11.51%

                        TCW Galileo Select Equities Fund

                                2000     -6.53%
                                2001*   -19.51%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 14.66%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Select Equities Fund
    Quarter ending December 31, 2001     25.92% (Best)
    Quarter ending September 30, 2001  - 25.83% (Worst)



  Average Annual Total Return as of                                     Since
  December 31                                         1 year  5 years inception
-------------------------------------------------------------------------------
  . Select Equities Fund                             - 19.51%   N/A      1.04%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions              - 19.51%   N/A      0.00%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of
    Fund Shares                                      - 11.88%   N/A      0.64%
-------------------------------------------------------------------------------
    S&P 500 Index                                    - 11.87%   N/A    - 1.41%

                       TCW Galileo Small Cap Growth Fund

                                2000    -38.43%
                                2001*   -31.44%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 23.80%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Small Cap Growth Fund
    Quarter ending December 31, 2001     41.10% (Best)
    Quarter ending September 31, 2001  - 45.14% (Worst)



  Average Annual Total Return as of                            Since
  December 31                             1 year   5 years   inception
----------------------------------------------------------------------
  . Small Cap Growth Fund                - 31.44%    N/A      - 0.56%
----------------------------------------------------------------------
    Return After Taxes on Distributions  - 31.44%    N/A      - 1.09%
----------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares              - 19.14%    N/A      - 0.09%
----------------------------------------------------------------------
    Russell 2000 Index                      2.49%    N/A        9.53%

                          TCW Galileo Technology Fund

                                2001*   -41.17%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 21.20%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . Small Cap Growth Fund
    Quarter ending December 31, 2001     44.37% (Best)
    Quarter ending September 31, 2001  - 43.44% (Worst)



  Average Annual Total Return as of                                 Since
  December 31                                  1 year   5 years   inception
---------------------------------------------------------------------------
  .  Technology Fund                          - 41.17%    N/A     - 52.15%
---------------------------------------------------------------------------
     Return After Taxes on Distributions      - 41.17%    N/A     - 52.15%
---------------------------------------------------------------------------
     Return After Taxes on Distributions and
     Sale of Fund Shares                      - 25.07%    N/A     - 41.17%
---------------------------------------------------------------------------
     NASDAQ Composite                         - 21.04%    N/A     - 37.41%

                      TCW Galileo Value Opportunities Fund

                                2001*   33.02%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is: 19.31%.

            Best and worst quarterly performance during this period.


  Fund                                   Performance
-------------------------------------------------------
  . Value Opportunities Fund
    Quarter ending December 31, 2001     29.92% (Best)
    Quarter ending September 31, 2001  - 14.76% (Worst)



  Average Annual Total Return as of                          Since
  December 31                            1 year  5 years   inception
--------------------------------------------------------------------
  . Value Opportunities Fund             33.02%    N/A      33.17%
--------------------------------------------------------------------
    Return After Taxes on Distributions  31.82%    N/A      22.45%
--------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares              19.38%    N/A      18.02%
--------------------------------------------------------------------
    Russell Mid-Cap Value Index           2.34%    N/A       8.44%

                       TCW Galileo Core Fixed Income Fund

                                2000    7.51%
                                2001*   5.51%

*The Fund's Class N total return for the period October 31, 2001to December 31, 2001 is: 1.45%

          Best and worst quarterly performance during this period Fund


  Fund                                   Performance
------------------------------------------------------
  . Core Fixed Income Fund
    Quarter ending September 31, 2001    3.45% (Best)
    Quarter ending June 31, 2001       - 0.29% (Worst)



  Average Annual Total Return as of                           Since
  December 31                             1 year  5 years   inception
---------------------------------------------------------------------
  . Core Fixed Income Fund                5.51%     N/A       4.52%
---------------------------------------------------------------------
    Return After Taxes on Distributions   3.20%     N/A       2.32%
---------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares               3.33%     N/A       2.51%
---------------------------------------------------------------------
    Lehman Brothers Aggregate Bond Index  8.44%     N/A       7.06%

                        TCW Galileo High Yield Bond Fund

                                2000    -6.87%
                                2001*    3.99%

*The Fund's Class N total return for the period October 31, 2001 to December 31, 2001 is: 3.13%

            Best and worst quarterly performance during this period


  Fund                                  Performance
-----------------------------------------------------
  . High Yield Bond Fund
    Quarter ending December 31, 2001    5.60% (Best)
    Quarter ending December 31, 2000  - 5.12% (Worst)



  Average Annual Total Return as of                                     Since
  December 31                                       1 year  5 years   inception
-------------------------------------------------------------------------------
  . High Yield Bond Fund                            3.99%     N/A      - 0.23%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions             0.14%     N/A      - 3.76%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale
    of Fund Shares                                  2.42%     N/A      - 1.89%
-------------------------------------------------------------------------------
    Salomon Brothers High Yield Cash Pay Index      6.93%     N/A        0.93%

            TCW Galileo Total Return Mortgage-Backed Securities Fund

                                2000    13.63%
                                2001*    8.71%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is: - 0.45%

            Best and worst quarterly performance during this period


  Fund                                              Performance
-----------------------------------------------------------------
  . Total Return Mortgage-Backed Securities Fund
    Quarter ending December 31, 2000                5.71% (Best)
    Quarter ending June 30, 2001                  - 0.68% (Worst)



  Average Annual Total Return as of                                     Since
  December 31                                       1 year  5 years   inception
-------------------------------------------------------------------------------
  . Total Return Mortgage-Backed Securities Fund    8.71%     N/A       7.31%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions             6.05%     N/A       5.06%
-------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale
    of Fund Shares                                  5.15%     N/A       4.70%
-------------------------------------------------------------------------------
    Lehman Brothers Mortgage-Backed Securities
    Index                                           8.22%     N/A       7.32%

                       TCW Galileo European Equities Fund

                                2000    -14.31%
                                2001*   -25.26%

*The Fund's total return for the period October 31, 2001 to December 31, 2001 is 10.78%

            Best and worst quarterly performance during this period


  Fund                                   Performance
-------------------------------------------------------
  . European Equities Fund
    Quarter ending December 31, 2001     15.88% (Best)
    Quarter ending September 30, 2001  - 21.28% (Worst)



  Average Annual Total Return as of                            Since
  December 31                             1 year   5 years   inception
----------------------------------------------------------------------
  . European Equities Fund               - 25.26%    N/A      - 4.94%
----------------------------------------------------------------------
    Return After Taxes on Distributions  - 25.26%    N/A      - 5.92%
----------------------------------------------------------------------
    Return After Taxes on Distributions
    and Sale of Fund Shares              - 15.38%    N/A      - 3.96%
----------------------------------------------------------------------
    MSCI Europe Index                    - 19.63%    N/A      - 4.19%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees. However, the European Equities Fund has a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE (Continued next page)

                    Aggressive                  Income Large
                      Growth                      +     Cap        Large Cap                Select  Small Cap
                     Equities     Diversified   Growth Growth        Value     Opportunity Equities  Growth
                       Fund       Value Fund     Fund   Fund         Fund         Fund       Fund     Fund
                              ----------------------------------------------------------------------------------
Shareholder Transaction Fees
1) Redemption
  Fees............     None          None        None   None         None         None       None     None
2) Exchange Fees..     None          None        None   None         None         None       None     None
3) Contingent
  Deferred Sales
  Load............     None          None        None   None         None         None       None     None
4) Maximum Sales
   Charge (Load)
   on Reinvested
   Dividends......     None          None        None   None         None         None       None     None
5) Maximum Sales
   Charge (Load)
   on Purchases...     None          None        None   None         None         None       None     None
Annual Fund Operating Expenses
 Management Fees..    1.00%          0.75%      0.75%   0.55%        0.55%        0.90%     0.75%     1.00%
 Distribution
 (12b-1) Fees.....    0.25%          0.25%      0.25%   0.25%        0.25%        0.25%     0.25%     0.25%
 Other Expenses...    0.32%          2.04%      0.43%  13.16%        1.10%        0.44%     0.20%     0.19%
                              ----------------------------------------------------------------------------------
 Total Annual Fund
 Operating
 Expenses.........    1.57%(/1/)     3.04%(/2/) 1.43%  14.46%(/3/)   1.90(/4/)    1.59%     1.20%     1.44%
                              ----------------------------------------------------------------------------------

(/1/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.57% (the re-imbursement is less than (0.01%) of Net Assets through 10/31/01.
(/2/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.22% of Net Assets through 11/30/01.
(/3/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.45% of Net Assets through 10/31/01.
(/4/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.40% of Net Assets through 10/31/01.

                                                                                                        Total Return
                                                                                                         Mortgage-
                                   Small                         Value      Core Fixed                     Backed     European
                                  CapValue     Technology    Opportunities    Income      High Yield     Securities   Equities
                                    Fund          Fund           Fund          Fund       Bond Fund         Fund        Fund
                                  ---------------------------------------------------------------------------------------------
Shareholder Transaction Fees
1) Redemption Fees......          None          None           None          None          None           None        1.00%
2) Exchange Fees........          None          None           None          None          None           None        1.00%
3) Contingent Deferred
  Sales Load............          None          None           None          None          None           None        None
4) Maximum Sales Charge
   (Load) on Reinvested
   Dividends............          None          None           None          None          None           None        None
5) Maximum Sales Charge
   (Load) on Purchases..          None          None           None          None          None           None        None
Annual Fund Operating Expenses
 Management Fees........          1.00%          1.00%          0.80%        0.40%         0.75%        0.50%       0.75%
 Distribution (12b-1)
 Fees...................          0.25%          0.25%          0.25%        0.25%         0.25%        0.25%       0.25%
 Other Expenses.........          0.58%         19.59%          0.62%        7.70%         2.37%       12.53%       8.09%
                                  ---------------------------------------------------------------------------------------------
 Total Annual Fund
 Operating Expenses.....          1.58%(/5/)    20.84%(/6/)     1.62%(/7/)   8.35%(/8/)    3.37%(/9/)  13.28%(/10/) 9.09%(/11/)
                                  ---------------------------------------------------------------------------------------------

(/5/)Estimated. Class N has no operating history.
(/6/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.70% of Net Assets through 10/31/01.
(/7/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.49% of Net Assets through 10/31/01.
(/8/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.00% of Net Assets through 10/31/01.
(/9/)The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.30% of Net Assets through 10/31/01.
(/10/)The Adviser contractually agreed to reduce its fee or to pay the operat-ing expenses of the Fund to reduce Annual Fund operating expenses to 1.01% of Net Assets through 10/31/01.
(/11/)The Adviser contractually agreed to reduce its fee or to pay the operat-ing expenses of the Fund to reduce Annual Fund operating expenses to 1.81% of Net Assets through 10/31/01.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                1 Year 3 Years 5 Years 10 Years
                                      -----------------------------------------
Aggressive Growth Equities..................... $  160 $  496  $  855   $1,867
Diversified Value.............................. $  124 $  387  $  670   $1,477
Income + Growth................................ $  146 $  452  $  782   $1,713
Large Cap Growth............................... $1,378 $3,754  $5,702   $9,172
Large Cap Value................................ $  193 $  597  $1,026   $2,222
Opportunity.................................... $  162 $  502  $  866   $1,889
Select Equities................................ $  122 $  381  $  660   $1,455
Small Cap Growth Fund.......................... $  147 $  456  $  787   $1,724
Small Cap Value................................ $  166 $  514      --       --
Technology..................................... $1,919 $4,893  $7,000   $9,955
Value Opportunities............................ $  165 $  511  $  881   $1,922
Core Fixed Income.............................. $  821 $2,381  $3,839   $7,077
High Yield Bond................................ $  340 $1,036  $1,755   $3,658
Total Return Mortgage-Backed Securities........ $1,273 $3,512  $5,395   $8,897
European Equities.............................. $  890 $2,563  $4,102   $7,432

U.S. Equities

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approaches

The Aggressive Growth Equities Fund seeks long-term capital appreciation. To pursue this goal, the Aggressive Growth Equities Fund anticipates that at least 80% of the value of its net assets will be invested in equity securities (except when maintaining a temporary defensive position). The Fund will be primarily invested in equity securities of issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Aggressive Growth Equities Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand               The Adviser utilizes a "bottom-up"
                                     approach to identify securities for
                                     investment. First, the Adviser uses
                                     quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

Emerging growth companies are
companies that are likely to show
rapid growth through reinventing
an existing industry or
pioneering a new industry.

                                     . a demonstrated record of consistent
                                       earnings growth or the potential to
                                       grow earnings

                                     . an ability to earn an attractive return
                                       on equity

                                     . a price/earnings ratio which is less
                                       than the Adviser's internally estimated
                                       three-year earnings growth rate

                                     . a large and growing market share

                                     . a strong balance sheet

                                     . significant ownership interest by
                                       management and a strong management
                                       team.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Christopher J. Ainley and Douglas S.
                                     Foreman are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

TCW Galileo Diversified Value Fund

Investment Objectives/Approach

The Fund seeks capital appreciation, with a secondary goal of current income. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with a market capitalization of greater than $2 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand               In managing the Fund's investments, the
                                     Adviser blends a number of investment
                                     strategies. The Adviser emphasizes
                                     investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The
                                     Adviser seeks companies that it believes are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

Large capitalization companies
are established companies that
are considered known quantities.
Large capitalization companies
often have the resources to
weather economic shifts, though
they can be slower to innovate
than small companies.

Value companies are companies
that appear underpriced according
to certain financial measurements
of their intrinsic worth or
business prospects (such as
price-to-earnings or price-to-
book ratios). Because a stock can
remain undervalued for years,
value investors often look for
factors that could trigger a rise
in prices.

                                     The Fund will generally invest in equity securities which include common and preferred stock, rights or warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stocks, securities convertible into common and preferred stocks, such as convertible bonds and debentures; American Depository Receipts
                                     (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some its assets in
                                     covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Diane E. Jaffee is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is "price volatility risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Income + Growth Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities. In managing the Fund's investments, the Adviser will focus on companies that have a record of paying dividends.

Concepts to understand               The Adviser analyzes economic and market
                                     conditions and identifies securities that make the best investments in the pursuit of the Fund's investment objectives. In selecting the investments, the Adviser considers factors which may include one or more of the following:

Growth Companies are companies
exhibiting faster than average
gains in earnings and which are
expected to continue to show high
level of growth gain.


                                     . the company's current valuation

                                     . market capitalization

                                     . price/earnings ratio

                                     . current dividend yield

                                     . the company's potential for a
                                     strong positive cash flow and
                                     future dividend growth.

                                     The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks; securities convertible into common stock and preferred stock such as bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Diane E. Jaffee is the Fund's portfolio
                                     manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to invest in attractively
                                     valued equity securities of companies
                                     where the return on invested capital is
                                     improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

Large capitalization companies
are established companies that
are considered known quantities.
Large capitalization companies
often have the resources to
weather economic shifts, though
they can be slower to innovate
than small companies.


                                     . making company visits
Value companies are companies
that appear underpriced according
to certain financial measurements
of their intrinsic worth or
business prospects (such as
price-to-earnings or price-to-
book ratios). Because a stock can
remain undervalued for years,
value investors often look for
factors that could trigger a rise
in price.

                                     . financial screening to identify
                                       companies

                                     . maintaining a disciplined approach to
                                       stock selection and portfolio
                                       construction

                                     The Adviser will use both quantitative
                                     and qualitative screening criteria to
                                     supplement the scope of its fundamental
                                     research.


                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may invest some assets in
                                     options. This practice is used primarily to hedge the Fund's portfolio, but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Thomas K. McKissick and N. John Snider
                                     are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of large capitalization U.S. companies with above-average earning prospects. It will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in companies with a market capitalization of greater than $3 billion at the time of purchase.

Concepts to understand

                                     In managing the Fund's investments, the
Large capitalization companies       Adviser seeks to invest in companies that
are established companies that       will have reported earnings that exceed
are considered known quantities.     analysts' expectations (i.e., potential
Large capitalization companies       for earnings surprises). The Adviser
often have the resources to          utilizes "bottom-up" fundamental research
weather economic shifts, although    to identify these companies. The Adviser
they can be slower to innovate       performs fundamental research by using
than small companies.                techniques such as:


Growth companies are companies       . making company visits
exhibiting faster than average
gains in earnings and which are
expected to continue to show high
levels of growth gain.

                                     . attending industry conferences

                                     . maintaining communication with company
                                       management

                                     The Adviser then uses the information
                                     that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

                                     The Adviser uses quantitative and
                                     qualitative screening criteria to
                                     determine which companies to subject to
                                     its fundamental analysis.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Wendy S. Barker and Douglas S. Foreman
                                     are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Opportunity Fund

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser tries to identify those companies that have fallen out of favor and whose stock is selling below what the Adviser believes is its real value. The Adviser looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The
                                     Adviser analyzes each candidate's
                                     fundamental strength, looking for
                                     companies with well positioned product
                                     lines and experienced management with
                                     equity ownership. In the course of this
                                     analysis, the Adviser often discovers
                                     that many individual stocks in a
                                     particular industry or market sector
                                     offer attractive investment
                                     opportunities. The Adviser's analysis
                                     finds that frequently the market
                                     undervalues entire industries and
                                     sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may concentrate the Fund's investments in a number of industries that the Adviser's analysis has revealed as poised for growth.

Small-Sized Companies. The Fund
seeks long term capital
appreciation by focusing on
small, fast-growing companies
that offer cutting-edge products,
services or technologies. Because
these companies are often in
their early stages of
development, their stocks tend to
fluctuate more than most other
securities.

                                     The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

                                     The Fund may invest some its assets in
                                     covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seek to earn additional income
                                     by making loans of its portfolio
                                     securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     William R. Church is the Fund's portfolio manager

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and "foreign investing risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. witholding taxes

.. a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

                                     Typically, the Fund sells an individual
Concepts to understand               security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundmentals, in the Adviser's opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity

Large capitalization companies
are established companies that
are considered known quantities.
Large companies often have the
resources to weather economic
shifts, though they can be slower
to innovate than small companies.


                                     The Fund may invest some assets in
                                     options, futures and foreign currency
                                     futures, and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     Glen E. Bickerstaff is the Fund's
                                     portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

..a lack of political or economic
stability

.. foreign controls on investment and currency exchange rates

..withholding taxes

..a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

Concepts to understand

                                     In managing the Fund's investments, the
Small-Sized Companies seek long      Adviser pursues a small cap growth
term capital appreciation by         investment philosophy. That philosophy
focusing on small, fast-growing      consists of fundamental company-by-
companies that offer cutting-edge    company analysis to screen potential
products, services or                investments and to continuously monitor
technologies. Because these          securities in the Fund's portfolio.
companies are often in their
early stages of development,
their stocks tend to fluctuate
more than most other securities.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by value companies with market valuations, at the time of acquisition, within the range of the companies comprising the Standard & Poor's Small Cap 600 Index. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

Undervalued Assets: When a
company's securities are selling
below probable liquidation
values, net working capital or
tangible book value.

                                     . have undervalued assets or undervalued
                                       growth potential

Undervalued Growth Potential:
When a company has a strong
potential growth rate and a
strong balance sheet but has
securities selling at a market
multiple (based on normalized
earnings) and/or a price earnings
multiple at a discount to its
peer group of companies.

                                     .are in a turnaround situation

                                     .are emerging growth companies

                                     The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.


                                     Investments will be sold for reasons such
Turnaround Situation: When a         as when it is judged by the Adviser that
company has a sound balance sheet    a company will not achieve anticipated
but has securities that are          results or when the investment becomes
selling at a significant market      fully valued.
and/or pre-eminent market
position, with a price/earnings
multiple of generally not more
than half the expected growth
rate.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Emerging Growth Company: When a
company has the potential for a
significant annual growth rate, a
proprietary product and/or pre-
eminent market position, with a
price/earnings multiple of
generally not more than half the
expected growth rate.

                                     The Fund may engage in active portfolio
                                     trading which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Nicholas F. Galluccio and Susan I.
                                     Schottenfeld are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are "price volatility risk" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

TCW Galileo Technology Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of the value of its net assets in the equity securities of companies with superior earnings growth prospects that engage in the technology, telecommunications and information industries. It is expected that the Fund will concentrate its investment in knowledge and information intensive companies in the technology sector including companies in technology, communications, telecommunications, Internet, video, electronics, office and factory automation and robotics. Equity securities include common and preferred stocks, convertible securities and rights or warrants to purchase common or preferred stock. The Fund may invest in foreign securities.

                                     The Adviser utilizes a "bottom-up"
Concepts to understand               approach to identify securities for
                                     investment. First, the Adviser uses
                                     quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

Concentration in a specific
sector increases risk. A Fund
that invests in a relatively
small number of issuers or
concentrates its investments in a
particular industry is more
susceptible to risks associated
with a single economic, political
or regulatory occurrence than a
more broadly invested portfolio
might be.

                                     . a demonstrated record of consistent
                                       earnings growth or the potential to
                                       grow earnings


                                     . an ability to earn an attractive return
Technology Companies are               on equity
companies in technology,
communications,
telecommunications, Internet,
video, electronics, office and
factory automation and robotics.

                                     . a large and growing market share

                                     . a strong balance sheet

                                     . significant ownership interest by
                                       management and a strong management team

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     trading which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Christopher J. Ainley, Wendy S. Barker
                                     and Douglas S. Foreman are the Fund's
                                     portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are "concentration risk", "price volatility risk," "liquidity risk" and "foreign investing risk".

Concentration risk refers to the fact that the Fund has focused its investment in common stocks of companies in the technology sector. Therefore, the fund is considered to be concentrated in the technology sector, its primary risk. A portfolio concentrated in a single sector or industry may present more risk than a portfolio broadly invested over several sectors or industries. As a sector mutual fund that invests in technology companies, the Fund is subject to the risks associated with this industry sector. This makes the Fund more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology industry than a mutual fund that invests in securities of companies in a variety of sectors.

Investments in the technology sector include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Technology products are also dependent on innovation in their industry with the accompanying risk that new products will not meet expectations or even reach the marketplace. Technology related companies are strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles; fierce competition, aggressive pricing and reduced profit margins; the loss of patent copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and few experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

An additional risk affecting the Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investment go up or down. This Fund may be subject to greater price volatility than funds that invest in securities of companies in a variety of market sectors or larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized and small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than a fund that invests in the securities of large-sized companies.

Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment

.. withholding taxes

.. a lack of adequate company information

.. currency exchange rate fluctuations

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell MidCap Value Index. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

Undervalued Assets: When a
company's securities are selling
below probable liquidation
values, net working capital or
tangible book value.

                                     . have undervalued assets


                                     . have undervalued growth potential

Undervalued Growth Potential:        . are in a turnaround situation
When a company has a strong
potential growth rate and a
strong balance sheet but has
securities selling at less than a
market multiple (based on
normalized earnings) and/or a
price earnings multiple at a
discount to its peer group of
companies.

                                     . are emerging growth companies

                                     The Adviser also utilizes fundamental
                                     analysis on each company. This includes a review of available financial information, company visits and management interviews.

                                     Investments will be sold for reasons such as when it is judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

Turnaround Situation: When a
company has a sound balance sheet
but has securities that are
selling at a significant market
discount to the Adviser's
estimate of the company's 24
month sustainable earnings.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Emerging Growth company: When a
company has the potential for a
significant annual growth rate, a
proprietary product and/or pre-
eminent market position, with a
price/earnings multiple of
generally not more than half the
expected growth rate.

                                     The Fund may engage in active portfolio
                                     trading which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Nicholas F. Galluccio and Susan I.
                                     Schottenfeld are the Fund's portfolio
                                     managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

U.S. Fixed Income

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in fixed income securities. These fixed income securities include, U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser uses a controlled risk approach.
                                     The techniques of this approach attempt
                                     to control the principal risk components of the fixed income markets. These components include:

Duration is often used to measure
the potential volatility of a
bond's price: bonds with longer
durations are more sensitive to
changes in interest rates, making
them more volatile than bonds
with shorter durations. Bonds
with fixed maturities have a
readily determinable duration.
Bonds with uncertain payment
schedules, such as mortgage-
backed securities, which can be
prepaid, have durations which may
vary or lengthen in certain
interest rate environments,
making their values even more
volatile than when they were
acquired.

                                     . security selection within a given
                                       sector

                                     . relative performance of the various
                                       market sectors

                                     . the shape of the yield curve

                                     . fluctuations in the overall level of
                                       interest rates

                                     The Adviser also utilizes active asset
                                     allocation in managing the Fund's
                                     investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

                                     The Fund may invest some assets in
                                     options, futures and foreign currency
                                     futures, and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio, but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains.

                                     Mark L. Attanasio, Philip A. Barach and
                                     Jeffrey E. Gundlach are the Fund's
                                     portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities that may make the Fund subject to greater credit risk, especially during periods of economic uncertainty or during economic downturns. Debt securities that are rated below investment grade are considered to be speculative. Securities rated below investment grade are also known as "junk" bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund because it may hold securities with long terms to maturity as well as mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund may invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and changes in currency exchange rates

.. withholding taxes

.. a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below grade fixed income securities, it is more susceptible to liquidity risk than funds that invest in higher quality investments.

TCW Galileo High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and non-convertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand

                                     In managing the Fund's investments, the
Junk bonds are bonds that have a     Adviser places emphasis on securities at
credit rating of BB or lower by      the lower-risk end of the high yield
rating agencies such as Moody's      bond/below investment grade spectrum.
Investors Service, Inc. and          These securities are issued by companies
Standard & Poor's Corporation.       that the Adviser believes have stable to
These bonds are often issued by      improving business prospects. The
companies without long track         Adviser's investment approach also
records of sales and earnings, or    emphasizes consistent and high current
by those companies with              income. It attempts to reduce the Fund's
questionable credit strength. In     investment risk through diversification
the event of a prepayment problem    and by analysis of:
by the issuer of these bonds,
they will only be paid if there
is anything left after the
payment of senior debt, such as
bank loans and investment grade
bonds.

                                     . each issuer

                                     . each issuer's ability to make timely
                                       payments of principal and interest

                                     . broad economic trends and corporate
                                       developments

Junk bonds are considered to be
mostly speculative in nature.
This gives the Fund more credit
risk than Galileo's other fixed
income funds, but also gives it
the potential for higher returns.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     James M. Hassett, Mark D. Senkpiel, and
                                     Melissa V. Weiler are the Fund's
                                     portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

..a lack of political or economic stability

..foreign controls on investment and currency exchange rates

..withholding taxes

..a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Total Return Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in mortgage-backed securities consisting primarily of mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand

                                     In managing the Fund's investments, the
Duration is often used to measure    Adviser seeks to construct a portfolio
the potential volatility of a        with a weighted average effective
bond's price: bonds with longer      duration of no more than eight years.
durations are more sensitive to
changes in interest rates, making
them more volatile than bonds
with shorter durations. Bonds
with fixed maturities have a
readily determinable duration.
Bonds with uncertain payment
schedules, such as mortgage-
backed securities which can be
prepaid, have durations which may
vary or lengthen in certain
interest rate environments,
making their value even more
volatile than when they were
acquired.

                                     The Fund may invest some assets in
                                     inverse floaters and interest-only and
                                     principal-only securities, which are
                                     sometimes referred to as derivatives.
                                     These practices may reduce returns or
                                     increase volatility and may be very
                                     sensitive to changes in interest rates.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and other liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Weighted average duration is the
average duration of the
securities in the portfolio
weighted by market value.

Weighted average reset frequency
is the average time to the next
coupon reset date of the floating
rate securities in the portfolio
weighted by market value.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains for investors.

                                     Philip A. Barach, Jeffrey E. Gundlach and
                                     Frederick H. Horton are the Fund's
                                     portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

International

TCW Galileo European Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of issuers located in Europe. The Fund invests (except when maintaining temporary defensive position) at least 80% of the value of its net assets in equity securities issued by European Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund invests in companies based in at least three European countries.

Concepts to understand

                                     In managing the Fund's investments, the
European Company (i) is organized    Adviser seeks to emphasize companies
under the laws of a European         which are moving towards the North
country or has a principal office    American concept of shareholder value.
in Europe; or (ii) derives 50% or
more of its gross revenues or
profits from goods produced or
sold, investments made, or
services performed in European
countries or has at least 50% of
its assets situated in Europe; or
(iii) its equity securities are
traded principally on a stock
exchange or over-the-counter in a
European country.

                                     The Fund seeks to invest in companies
                                     with prospective earnings growth higher
                                     than the market average.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.


                                     The Fund may invest some assets in
                                     options, futures and foreign currency
                                     futures and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     James M. Burns, Saker A. Nusseibeh and
                                     Timothy S. Short are the Fund's
                                     portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

..a lack of political or economic stability

..foreign controls on investment and currency exchange rates

..withholding taxes

..a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

General Investment Risk              Prices of most securities tend to be more
                                     volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

Since shares of a Fund represent
an investment in securities with
fluctuating market prices, the
value of a Fund's shares will
vary as the value of each Fund's
portfolio securities increases or
decreases. Therefore, the value
of an investment in a Fund could
go down as well as up. This is
also true for funds that invest
primarily in fixed income
securities. High credit quality
investments also react in value
to interest rate changes.


                                     The Adviser may temporarily invest up to 100% of a Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing                    As compared to U.S. companies, foreign
                                     issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S, and foreign securities markets may be less liquid and more volatile than domestic markets.
                                     Investment in foreign securities involves higher costs than investment in U.S.
                                     securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Investing in foreign securities
involves risks in addition to the
risks associated with domestic
securities. An additional risk is
currency risk. While the price of
a Fund's shares is quoted in U.S.
dollars, a Fund generally
converts U.S. dollars to a
foreign market's local currency
to purchase a security in that
market. If the value of that
local currency falls relative to
the dollar, the U.S. dollar value
of the foreign currency will
decrease.

                                     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

With respect to the European Equities Fund especially, investors should recognize that investing in securities of emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Risks Associated With Emerging Market Countries
                                     Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

Investing in emerging market
countries involves substantial
risks due to limited information,
higher brokerage costs; different
accounting standards; thinner
trading markets as compared to
those in developed countries;
currency blockages or transfer
restrictions; and expropriation,
nationalization or other adverse
political or economic
developments.

                                     The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                                     In addition, emerging market countries'
                                     exchanges' and broker-dealers are
                                     generally subject to less government and exchange regulation than their counterparts in developed countries.

Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, the European Equities Fund has operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things;
(i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities              "Credit risk" refers to the likelihood
                                     that an issuer will default in the
                                     payment of principal and/or interest on
                                     an instrument. Financial strength and
                                     solvency of an issuer are the primary
                                     factors influencing credit risk. In
                                     addition, lack of or inadequacy of
                                     collateral or credit enhancements for a
                                     fixed income security may affect its
                                     credit risk. Credit risk of a security
                                     may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

Fixed income securities are
subject to two primary
types of risk: credit risk
and interest rate risk.

                                     The Aggressive Growth Equities,
                                     Diversified Value, Income + Growth, Large
                                     Cap Growth, Large Cap Value, Opportunity,
                                     Select Equities, Small Cap Growth, Small
                                     Cap Value,Technology and Value
                                     Opportunities Funds may invest in
                                     convertible securities rated below
                                     investment grade. The High Yield Bond
                                     Fund consists of below investment grade
                                     corporate securities while the Core Fixed
                                     Income Fund may invest in debt
                                     instruments rated below investment grade.
                                     Debt instruments that are rated below
                                     investment grade are considered to be
                                     speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Credit and Market Risks of Mortgage-Backed Securities. The investments by the Core Fixed Income and Total Return Mortgage-Backed Securities Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the

Mortgage-Backed Securities           instrument to decline). Many issuers or
                                     servicers of mortgage-backed securities
                                     guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities

Mortgage-Backed securities
represent participation
interests in pools of
residential mortgage loans
purchased from individual
lenders by a federal agency
or originated and issued by
private lenders.

will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Core Fixed Income and Total Return Mortgage-Backed Securities Funds may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds' higher yielding securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on a Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower a Fund's returns from stripped securities it holds.

Inverse Floaters. The Total Return Mortgage-Backed Securities Fund invests in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index
(COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Concentration                        The Technology Fund is also subject to
                                     "concentration risk". "Concentration
                                     risk" refers to focusing investment in
                                     the securities of sector or industry-
                                     specific issuers that could produce more volatile performance and greater risk relative to mutual funds that invest in numerous sectors or industries. The more concentrated the Fund's holdings are, the more likely it is that a sector's or industry's poor performance will hurt the Fund significantly.

Concentration means limiting
investing to particular sectors
or industries.

Non-Diversified Status                    The Aggressive Growth Equities,
                                          Large Cap Growth, Large Cap Value,
                                          Select Equities, Small Cap Growth,
                                          Small Cap Value, Technology, Value
                                          Opportunities and European Equities
                                          Funds are non-diversified for 1940
                                          Act purposes and as such may invest
                                          a larger percentage of their assets
                                          in individual issuers than a
                                          diversified investment company.

Because a relatively higher
percentage of the non-diversified
Funds' assets may be invested in
the securities of a limited
number of issuers, these Funds
may be more susceptible to any
single economic, political or
regulatory occurrence than a
diversified fund.

                                          To the extent each Fund makes
                                          investments in excess of 5% of its
                                          assets in a particular issuer, its
                                          exposure to credit and market risks
                                          associated with that issuer is
                                          increased. However, a Fund's
                                          investments will be limited so as to
                                          qualify for the special tax
                                          treatment afforded "regulated
                                          investment companies" under the
                                          Internal Revenue Code of 1986, as
                                          amended.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800,
Los Angeles, California 90017. As of December 31, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the European Equities Fund, is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)        Business Experience During Last Five Years*
-------------------------------------------------------------------------------
 Aggressive Growth
   Equities Fund
 Christopher J.       Group Managing Director, the Adviser, TCW Asset
   Ainley             Management Company and Trust Company of the West.
 Douglas S. Foreman   Group Managing Director and Chief Investment Officer-U.S.
                      Equities, the Adviser, TCW Asset Management Company and
                      Trust Company of the West.
 Diversified Value
   Fund
 Diane E. Jaffee      Managing Director, the Adviser, the TCW Asset Management
                      Company and Trust Company since January 2002. Previously,
                      she was an Investment Officer of SG Cowen Asset
                      Management, Inc. Prior to July 1998, Ms. Jaffee was a
                      Director and Portfolio Manager of Cowen Asset Management,
                      Inc.
 Income + Growth Fund
 Diane E. Jaffee      See above.
 Large Cap Growth
   Fund
 Douglas Foreman      See above.
 Wendy S. Barker      Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Large Cap Value Fund
 Thomas K. McKissick  Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 N. John Snider       Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West since April 2000.
                      Previously, Mr. Snider was a Vice President and Portfolio
                      Manager at Provident Investment Counsel from October 1998
                      to April 2000. Prior to that, he was a portfolio manager
                      at Arco Investment Management Company.

 Opportunity Fund
 William R. Church   Managing Director, the Adviser, TCW Asset Management
                     Company and Trust Company of the West since January 2002.
                     Previously, he was a Vice President and Senior Investment
                     Officer of SG Cowen Asset Management, Inc. Prior to July
                     1998, Mr. Church was a Class I Limited Partner of Cowen
                     Asset Management, Inc. and Managing Director of Cowen
                     Incorporated.
 Select Equities
   Fund
 Glen E. Bickerstaff Group Managing Director, the Adviser, TCW Asset
                     Management Company and Trust Company of the West since
                     May 1998. Previously, he was senior portfolio manager and
                     Vice President of Transamerica Investment Services.
 Small Cap
   Growth Fund
 Christopher J.
   Ainley            See above.
 Nicholas J. Capuano Managing Director, The Adviser, TCW Asset Management
                     Company and Trust Company of the West.
 Douglas S. Foreman  See above.
 Small Cap Value
   Fund
 Nicholas G.         Managing Director, The Adviser, TCW Asset Management
   Galluccio         Company and Trust Company of the West.
 Susan I.            Managing Director, The Adviser, TCW Asset Management
   Schottenfeld      Company and Trust Company of the West.
 Technology Fund
 Christopher J.
   Ainley            See above.
 Wendy S. Barker     See above.
 Douglas S. Foreman  See above.
 Value Opportunities
   Fund
 Nicholas F.
   Galluccio         See above.
 Susan I.
   Schottenfeld      See above.
 Core Fixed Income
   Fund
 Mark L. Attanasio   Group Managing Director and Chief Investment Officer--
                     Below Investment Grade Fixed Income, the Adviser, TCW
                     Asset Management Company and Trust Company of the West.
 Philip A. Barach    Group Managing Director and Chief Investment Officer--
                     Investment Grade Fixed Income, the Adviser, TCW Asset
                     Management Company and Trust Company of the West.
 Jeffrey E. Gundlach Group Managing Director and Chairman Multi-Strategy Fixed
                     Income Committee, the Adviser, TCW Asset Management
                     Company and Trust Company of the West.
 High Yield Bond
   Fund
 James M. Hassett    Managing Director, the Adviser, TCW Asset Management
                     Company and Trust Company of the West.
 Mark D. Senkpiel    Managing Director, the Adviser, TCW Asset Management
                     Company and Trust Company of the West.
 Melissa V. Weiler   Managing Director, the Adviser, TCW Asset Management
                     Company and Trust Company of the West.

 Total Return
   Mortgage-Backed
   Securities Fund
 Philip A. Barach    See above.
 Jeffrey E. Gundlach See above
 Frederick H. Horton Managing Director, the Adviser, TCW Asset Management
                     Company and Trust Company of the West.
 European Equities
   Fund
 James M. Burns      Managing Director and Executive Vice President, TCW
                     London International Limited and Managing Director, TCW
                     Asset Management Company.
 Saker A. Nusseibeh  Managing Director and Executive Vice President, TCW
                     London International, Limited and Managing Director, TCW
                     Asset Management Company since July 1996. Previously
                     Director of Mercury Asset Management (London).
 Timothy S. Short    Vice President, TCW London International, Limited and TCW
                     Asset Management Company since May 1997. Previously a
                     business analyst with SBC Warburg.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund                    Annual Management Fee (As Percent of Average Net Asset Value)
-------------------------------------------------------------------------------------
Aggressive Growth
  Equities                                          1.00%
Diversified Value                                   0.75%
Income + Growth                                     0.75%
Large Cap Growth                                    0.55%
Large Cap Value                                     0.55%
Opportunity                                         0.90%
Select Equities                                     0.75%
Small Cap Growth                                    1.00%
Small Cap Value                                     1.00%
Technology                                          1.00%
Value Opportunities                                 0.80%
Core Fixed Income                                   0.40%
High Yield Bond                                     0.75%
Total Return Mortgage-
  Backed Securities                                 0.50%
European Equities                                   0.75%

The Adviser has retained, at its sole expense TCW London to provide investment advisory services with the European Equities Fund. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Fund.

The Advisory and Sub-Advisory Agreements provides that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties or from reckless disregard by the Adviser or Sub-Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offer two classes of shares, Class I shares and Class N shares. The Select Equities Fund also offers a third class of shares, the Advisor Class. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N and Advisor Class shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N and Advisor Class shares for distribution and related services. Because these fees are paid out of the Fund's Class N and Advisor Class assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Advisor Class shares are also subject to an administrative services fee of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Class shares.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds' transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds' Board.

Minimums

             Initial IRA  Additional
------------------------------------
  All Funds  $2,000  $500    $250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. However, the European Equities Fund has a 1.00% short-term redemption fee on shares owned less than 90 days. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

.. amounts of $100,000 or more

.. amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

.. requests to send the proceeds to a payee or address different than what is on our records

A Medalion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. The European Equities Fund has a 1.00% short-term exchange fee on shares owned less than 90 days. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem a Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts

                                     Each Fund restricts excessive trading
The Funds also reserve the right     (usually defined as more than four
to make a "redemption in kind"--     exchanges out of the Fund within a
payment in portfolio securities      calendar year). You are limited to one
rather than cash--if the amount      exchange of shares in the same Fund
you are redeeming in any 90-day      during any 15-day period except investors
period is large enough to affect     in 401(k) and other group retirement
Fund operations (for example, if     accounts, investors who purchase shares
it equals more than $250,000 or      through certain broker dealers, and asset
represents more than 1% of a         allocation accounts managed by the
Fund's assets).                      Adviser or an affiliate. Each Fund
                                     reserves the right to:

                                     . refuse any purchase or exchange request
                                       that could adversely affect a Fund or
                                       its operations, including those from
                                       any individual or group who, in the
                                       Fund's view, are likely to engage in
                                       excessive trading

                                     . change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     . delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions).

      TO OPEN AN ACCOUNT                                   TO ADD TO AN ACCOUNT
-------------------------------------------------------------------------------
In Writing
Complete the New Account Form. Mail your New Account Form
and a check made payable to TCW Galileo      Fund to:

     Via Regular Mail
 TCW Galileo Funds, Inc.            (Same, except that you should include a note
                                    specifying
 PFPC Inc.                 the Fund name, your account number, and the name(s)
 P.O. Box 8909             your account is registered in.)
 Wilmington, DE 19899-
 8909

 Via Express, Registered
    or Certified Mail
 TCW Galileo Funds, Inc.
 c/o PFPC, Inc.
 400 Bellevue Parkway,
 Suite 108
 Wilmington, DE 19809
--------------------------------------------------------------------------------
 By Telephone
 Please contact the
 Investor Relations
 Department at
 (800) FUND TCW (386-
 3829) for a New Account
 Form.
 Wire: Have your bank      (Same)
 send your investment to:
 PNC Bank, Philadelphia,
 PA
 ABA No. 031-0000-53
 Account No. 86-1282-4023
 FBO TCW Galileo
 Fund
 (Name on the Fund
 Account)
 (Fund Account Number)
--------------------------------------------------------------------------------
 Via Exchange
 Call the Transfer Agent
 at (800) 248-4486.
 The new account will
 have the same
 registration as the
 account from which you
 are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

       TO SELL OR EXCHANGE SHARES

--------------------------------------
By Mail
Write a letter of instruction
that includes:
.. your name(s) and signature(s)
  as they appear on the account
  form
.. your account number
.. the Fund name
.. the dollar amount you want to
  sell or exchange
.. how and where to send the
  proceeds
--------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies--Selling
Shares").
Mail your letter of instruction
to:
        Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909
   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------
By Telephone
Be sure the Funds have your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your transaction.
Proceeds will be sent
electronically to your bank or a
check will be sent to the address
of record. Any undeliverable
checks or checks that remain
uncashed for six months will be
cancelled and will be reinvested
in the Fund at the per share net
asset value determined as of the
date of cancellation.
Telephone redemption requests
must be for a minimum of $1,000.
--------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.
Be sure to maintain an account
balance of $2,000 or more.
Systematic Withdrawal plans are
subject to a minimum annual
withdrawal of $500.

                                             To reach the transfer agent at
                                             PFPC Inc., call toll free in the
                                             U.S.

                                             (800) 248-4486
                                             Outside the U.S.
                                             (302) 791-3535 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of a Fund will be declared and paid annually. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Class N

                                                            March 1, 1999
                                                            (Commencement
                                                             of Offering
                                    Year Ended              of N Shares)
                                   October 31,                 Through
                                 ---------------------       October 31,
                                   2001         2000            1999
                                                     ---------------------------
 Net Asset Value per Share,
 Beginning of Period               $28.01       $22.27          $16.07
                                                     ---------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment (Loss)              (0.18)       (0.35)          (0.12)
 Net Realized and Unrealized
 Gain (Loss) on Investments        (16.86)        8.82            6.32
                                                     ---------------------------
 Total from Investment
 Operations                        (17.04)        8.47            6.20
                                                     ---------------------------
 Less Distributions:
 Distributions from Net
 Realized Gain                      (0.92)       (2.73)             --
                                                     ---------------------------
 Net Asset Value per Share, End
 of Period                         $10.05       $28.01          $22.27
                                                     ---------------------------
 Total Return                    (62.63)%       39.68%          38.58%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                       $23,018      $43,578          $2,367
 Ratio of Net Expenses to
 Average Net Assets                 1.57%(/3/)   1.48%(/3/)      1.47%(/2/)(/3/)
 Ratios of Net Investment
 (Loss) to Average Net Assets     (1.22)%      (1.15)%         (0.92)%(/2/)
 Portfolio Turnover Rate           25.47%       44.85%          64.12%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to 1.57%, 1.48% and 1.53% of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net as-sets, would have been 1.57% (the reimbursement is less than 0.01%) for the year ended October 31, 2001; 1.53% for the year ended October 31, 2000 and 6.83% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total Return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the three years ended November 30, 2001 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for period ended prior to November 30, 1999 has been audited by other independent auditors.

TCW Galileo Diversified Value Fund
Class N(/4/)

                                    Year Ended
                                    November 30
                               -----------------------  Period from 2/2/98(/2/)
                                2001     2000    1999   to \\11\\/\\30\\/\\98\\
                                                 ------------------------------
 Net Asset Value, Beginning
 of Period                      $11.19  $10.20   $9.53           $10.00
                                                 ------------------------------
 Investment Operations:
 Net Investment Income            0.02    0.06    0.10             0.08
 Net Realized and Unrealized
 Gain (Losses) Investments       (0.05)   0.98    0.67            (0.49)
                                                 ------------------------------
 Net from Investment
 Operations                      (0.03)   1.04    0.77            (0.41)
                                                 ------------------------------
 Less Distributions:
 Dividend From Net
 Investment Income               (0.03)  (0.05)  (0.10)           (0.06)
 Distributions from Net
 Realized Gains on
 Investments                        --      --      --               --
                                                 ------------------------------
 Total Distributions             (0.03)  (0.05)  (0.10)           (0.06)
                                                 ------------------------------
 Net Asset Value, End of
 Period                         $11.13  $11.19  $10.20            $9.53
                                                 ------------------------------
 Total Return(/3/)             (0.29)%  10.21%   8.14%            (4.08)(/1/)
 Ratios/Supplemental Data:
 Net Assets, End of Period
 (000 omitted)                  $5,098  $6,305  $8,343          $12,044
 Ratio of Net Expenses to
 Average Net Assets              1.22%   1.22%   1.22%            1.11%(/1/)
 Ratio of Net Investment
 Income to Average Net
 Assets                          0.20%    .51%    .96%             .85%(/1/)
 Decrease Reflected On Above
 Ratios Due To Expense:
 Reimbursements/Waivers          1.82%   1.66%   1.19%             .66%(/1/)
 Portfolio Turnover Rate           34%     83%     52%              67%(/1/)

(/1/)Not Annualized.
(/2/)Commencement of Operations.
(/3/)Exclusive of Sales Charges.
(/4/)Based upon average shares outstanding.
(/5/)The above table reflects the previous investment adviser's voluntary reim-bursement of expenses. The total operating expenses without the reimbursement for this Fund would be 3.04%.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total Return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the three years ended November 30, 2001 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.

TCW Galileo Income + Growth Fund
Class N(/2/)

                                           Year Ended November 30,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                            -----------------------------------
 Net Asset Value, Beginning of
 Period                             $13.97   $11.22   $12.34   $14.55   $14.40
                                            -----------------------------------
 Investment Operations:
 Net Investment Income                0.14     0.18     0.26     0.29     0.36
 Net Realized and Unrealized
 Gain (Losses) Investments            0.77     3.27    (0.39)    0.19     1.97
                                            -----------------------------------
 Net from investment operations       0.91     3.45    (0.13)    0.48     2.33
                                            -----------------------------------
 Less Distributions:
 Dividends from net investment
 income                              (0.16)   (0.20)   (0.27)   (0.30)   (0.36)
 Distributions from net realized
 gains on investments                (0.44)   (0.50)   (0.72)   (2.39)   (1.82)
                                            -----------------------------------
 Total Distributions                 (0.60)    (.70)   (0.99)   (2.69)   (2.18)
                                            -----------------------------------
 Net Asset Value, end of period     $14.28   $13.97   $11.22   $12.34   $14.55
                                            -----------------------------------
 Total Return(/1/)                   6.72%   33.04%  (1.12)%    3.98%   19.21%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000
 omitted)                          $34,578  $34,657  $34,116  $44,643  $55,383
 Ratio of Expenses to Average
 Net Assets                          1.43%    1.36%    1.33%    1.20%    1.21%
 Ratio of Net Investment Income
 to Average Net Assets                .98%    1.45%    2.18%    2.22%    2.65%
 Decrease Reflected On Above
 Ratios Due To Expense
 Reimbursements/Waivers                 --       --       --    0.05%    0.14%
 Portfolio Turnover Rate                1%      73%      71%      62%      75%

(/1/)Exclusive of Sales Charges
(/2/)Based upon average shares outstanding

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund
Class N

                                                           March 1, 1999
                                                           (Commencement
                                                            of Offering
                                       Year Ended          of N Shares)
                                      October 31,             Through
                                    -----------------       October 31,
                                      2001     2000            1999
                                                    ---------------------------
 Net Asset Value per Share,
 Beginning of Period                  $17.91   $16.60          $13.70
                                                    ---------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment (Loss)                 (0.09)   (0.17)          (0.08)
 Net Realized and Unrealized Gain
 (Loss) Investments                    (7.82)    2.42            2.98
                                                    ---------------------------
 Total from Investment Operations      (7.91)    2.25            2.90
                                                    ---------------------------
 Less Distributions:
 Distributions from Net Realized
 Gain                                  (1.40)   (0.94)             --
                                                    ---------------------------
 Net Asset Value per Share, End of
 Period                                $8.60   $17.91          $16.60
                                                    ---------------------------
 Total Return                       (47.55)%   13.58%          21.17%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                             $249     $317             $86
 Ratio of Net Expenses to Average
 Net Assets                            1.45%    1.40%(/3/)      1.46%(/2/)(/3/)
 Ratio of Net Investment (Loss) to
 Average Net Assets                  (0.82)%  (0.86)%         (0.74)%(/2/)
 Portfolio Turnover Rate             134.42%  113.62%          78.02%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.45%, 1.40% and 1.39 % of net assets through October 31, 2001, 2000 and 1999, respectively. Had such ac-tion not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 14.46% and 13.96% for the years ended Octo-ber 31, 2001 and 2000 and 392.27% for the period from March 1, 1999 (Commence-ment of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund Class N

                                                           March 1, 1999
                                                           (Commencement
                                                            of Offering
                                   Year Ended              of N Shares)
                                  October 31,                 Through
                                ---------------------       October 31,
                                  2001         2000            1999
                                                     --------------------------
 Net Asset Value per Share,
 Beginning of Period              $14.10       $11.79          $11.07
                                                     --------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment Income                --         0.02            0.06
 Net Realized and Unrealized
 Gain (Loss) on Investments        (3.12)        2.34            0.66
                                                     --------------------------
 Total from Investment
 Operations                        (3.12)        2.36            0.72
                                                     --------------------------
 Less Distributions:
 Distributions from Net
 Investment Income                 (0.03)       (0.05)             --
                                                     --------------------------
 Net Asset Value per Share,
 End of Period                    $10.95       $14.10          $11.79
                                                     --------------------------
 Total Return                   (22.19)%       20.04%           6.51%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                       $2,631       $3,829             $58
 Ratio of Net Expenses to
 Average Net Assets                1.40%(/3/)   1.28%(/3/)      1.46%(/2/)(/3/)
 Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                          (0.01)%        0.13%           0.71%(/2/)
 Portfolio Turnover Rate          82.83%      108.54%         142.36%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.

(/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40, 1.28% and 1.39 % of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.90% and 5.05% for the years ended October 31, 2001 and 2000 and 163.61% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. "Total Return" shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the three years ended November 30, 2001 of the SG Cowen Series Funds, Inc. has been audited by KPMG LLP, the independent auditors to the Fund's Predecessor Fund whose report thereon appears in the Annual Reports of the Predecessor Fund. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.

TCW Galileo Opportunity Fund Class N(/2/)

                                             Year Ended November 30
                                    --------------------------------------------
                                     2001     2000     1999      1998     1997
                                            -------------------------------------
 Net Asset Value, Beginning of
 Period                              $15.72   $11.92   $10.05    $16.47   $16.61
                                            -------------------------------------
 Investment Operations
 Net Investment Loss                  (0.12)   (0.08)   (0.07)    (0.08)   (0.08)
 Net Realized and Unrealized Gain
 (Loss) on Investments                 2.39     3.88     1.94     (3.40)    2.00
                                            -------------------------------------
 Net from investment operations        2.27     3.80     1.87     (3.48)    1.92
                                            -------------------------------------
 Less Distributions:
 Dividends From net investment
 income                                  --       --       --        --       --
 Distributions from net realized
 gains on investments                 (0.51)      --       --     (2.94)   (2.06)
                                            -------------------------------------
 Total Distributions                  (0.51)      --       --     (2.94)   (2.06)
                                            -------------------------------------
 Net Asset Value, end of period      $17.48   $15.72   $11.92  $  10.05   $16.47
                                            -------------------------------------
 Total Return(/1/)                   14.75%   31.88%   18.61%  (24.89)%   13.55%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000
 omitted)                           $20,428  $19,700  $19,787  $ 27,978  $54,809
 Ratio of Expenses to Average Net
 Assets                               1.59%    1.61%    1.59%     1.46%    1.38%
 Ratio of Net Investment (Loss)
 to Average Net Assets              (0.68)%  (0.52)%  (0.67)%   (0.67)%  (0.53)%
 Decrease Reflected On Above
 Ratios Due To Expense
 Reimbursements/Waivers                  --       --       --     0.01%    0.06%
 Portfolio Turnover Rate               111%     164%     150%      124%     159%

(/1/)Exclusive of Sales Charges
(/2/)Based upon average shares outstanding

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund Class N

                                                            March 1, 1999
                                                            (Commencement
                                                             of Offering
                                           Year Ended       of N Shares)
                                           October 31          Through
                                        ------------------   October 31,
                                          2001      2000        1999
                                                    ----------------------------
 Net Asset Value per Share, Beginning
 of Period                                $25.56    $20.67      $17.62
                                                    ----------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment (Loss)                     (0.15)    (0.16)      (0.07)
 Net Realized and Unrealized Gain
 (Loss) on Investments                     (9.77)     5.97        3.12
                                                    ----------------------------
 Total from Investment Operations          (9.92)     5.81        3.05
                                                    ----------------------------
 Less Distributions:
 Distributions from Net Realized Gain      (1.32)    (0.92)         --
                                                    ----------------------------
 Net Asset Value per Share,End of
 Period                                   $14.32    $25.56      $20.67
                                                    ----------------------------
 Total Return                           (40.58)%    28.92%      17.31%(/1/)
 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                             $191,638  $156,804     $19,111
 Ratio of Expenses to Average Net
 Assets                                    1.20%     1.17%       1.46%(/2/)(/3/)
 Ratio of Net Investment (Loss) to
 Average Net Assets                      (0.84)%   (0.64)%     (0.53)%(/2/)
 Portfolio Turnover Rate                  12.25%    52.37%      48.29%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.39% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.66% for the period from March 1, 1999 (Commencement of offering of Class N shares) to Octo-ber 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund Class N

                                                          March 1, 1999
                                                          (Commencement
                                                           of Offering
                                      Year Ended          of N Shares)
                                      October 31             Through
                                   -----------------       October 31,
                                     2001     2000            1999
                                                     -------------------------
 Net Asset Value per Share,
 Beginning of Period                 $37.54   $30.74          $20.62
                                                     -------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment (Loss)                (0.21)   (0.43)          (0.20)
 Net Realized and Unrealized
 Gain(Loss) on Investments           (21.43)    9.30           10.32
                                                     -------------------------
 Total from Investment Operations    (21.64)    8.87           10.12
                                                     -------------------------
 Less Distributions:
 Distributions from Net Realized
 Gain                                 (0.74)   (2.07)             --
                                                     -------------------------
 Net Asset Value per Share, End
 of Period                           $15.16   $37.54          $30.74
                                                     -------------------------
 Total Return                      (58.54)%   28.56%          49.08%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                         $72,209  $92,621            $671
 Ratio of Net Expenses to Average
 Net Assets                           1.44%    1.42%(/3/)      1.53%(/2/)(/3/)
 Ratios of Net Investment (Loss)
 to Average Net Assets              (0.95)%  (1.02)%         (1.15)%(/2/)
 Portfolio Turnover Rate             29.24%   50.94%          74.52%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.42% and 1.63% of net assets through October 31, 2000 and 1999, respectively. Had such action not been tak-en, total annualized operating expenses, as a percentage of net assets, would have been 1.44% for the year ended October 31, 2000 and 35.14% for the period from March 1, 1999 (Commencement of offering of Class N Shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the N class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on November 1, 2000). These figures have been audited by Deloitte & Touche LLP, whose reports, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Technology Fund Class N

                                                       November 1, 2000
                                                       (Commencement of
                                                         Operations)
                                                           through
                                                       October 31, 2001
                                                       ----------------
 Net Asset Value per Share, Beginning of Period              $10.00
                                                                  -----------
 (Loss) from Investment Operations:
 Net Investment (Loss)                                        (0.07)
 Net Realized and Unrealized (Loss) on Investments            (6.44)
                                                                  -----------
 Total from Investment Operations                             (6.51)
                                                                  -----------
 Net Asset Value per Share, End of Period                     $3.49
                                                                  -----------
 Total Return                                              (65.10)%

 Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)                      $899
 Ratio of Expenses to Average Net Assets                      1.70%(/1/)(/2/)
 Ratio of Net Investment (Loss) to Average Net Assets       (1.27)%(/1/)
 Portfolio Turnover Rate                                     41.01%

(/1/)Annualized.
(/2/)The Investment Advisor has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% of net assets through October 31, 2001. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 20.84% for the period November 1, 2000 (Commencement of Operations) though October 31, 2001.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on November 1, 2000). These figures have been audited by Deloitte & Touche LLP, whose reports, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Value Opportunities Fund Class N

                                                       November 1, 2000
                                                        (Commencement
                                                         of Offering
                                                         of N Shares)
                                                           Through
                                                       October 31, 2001
                                                       ----------------
 Net Asset Value per Share, Beginning of Period             $14.85
                                                                  -----
 Income (Loss) from Investment Operations:
 Net Investment (Loss)                                       (0.10)
 Net Realized and Unrealized Gain on Investments              2.42
                                                                  -----
 Total from Investment Operations                             2.32
                                                                  -----
 Less Distributions:
 Distributions in Excess of Net Investment Income            (0.02)
 Distributions from Net Realized Gain                        (1.24)
                                                                  -----
 Total Distributions                                         (1.26)
                                                                  -----
 Net Asset Value per Share, End of Period                   $15.91
                                                                  -----
 Total Return                                               17.00%

 Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)                  $56,327
 Ratio of Expenses to Average Net Assets                     1.49%(/1/)
 Ratio of Net Investment (Loss) to Average Net Assets      (0.62)%
 Portfolio Turnover Rate                                    75.80%

(/1/)The Investment Advisor had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.49% of net assets through October 31, 2001. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.62% for the year November 1, 2000 (Commencement of Offering of N Class shares) through october 31, 2001.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund
Class N

                                                             March 1, 1999
                                                             (Commencement
                                                              of Offering
                                      Year Ended             of N Shares)
                                      October 31                Through
                                    -------------------       October 31,
                                     2001        2000            1999
                                                      ---------------------------
 Net Asset Value per Share,
 Beginning of Period                 $9.32        $9.51           $9.74
                                                      ---------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment Income                0.52         0.55            0.37
 Net Realized and Unrealized Gain
 (Loss) on Investments                0.46        (0.21)          (0.35)
                                                      ---------------------------
 Total from Investment Operations     0.98         0.34            0.02
                                                      ---------------------------
 Less Distributions:
 Distributions from Net
 Investment Income                   (0.61)       (0.53)          (0.25)
                                                      ---------------------------
 Net Asset Value per Share, End
 of Period                           $9.69        $9.32           $9.51
                                                      ---------------------------
 Total Return                       10.75%        3.71%           0.17%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                         $3,944          $80             $83
 Ratio of Expenses to Average Net
 Assets                              1.00%(/3/)   1.13%(/3/)      1.00%(/2/)(/3/)
 Ratio of Net Investment Income
 to Average Net Assets               5.44%        5.90%           5.68%(/2/)
 Portfolio Turnover Rate            92.81%      107.59%         136.63%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00%, 1.13% and 1.00% of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 8.35% and 40.33% for the years ended October 31, 2001 and 2 000 and 134.10% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund
Class N

                                                            March 1, 1999
                                                            (Commencement
                                                             of Offering
                                    Year Ended              of N Shares)
                                    October 31                 Through
                                  --------------------       October 31,
                                   2001         2000            1999
                                                      --------------------------
 Net Asset Value per Share,
 Beginning of Period                $7.90        $8.91           $9.39
                                                      --------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment Income               0.72         0.78            0.55
 Net Realized and Unrealized
 Loss on Investments                (0.82)       (0.93)          (0.57)
                                                      --------------------------
 Total from Investment
 Operations                         (0.10)       (0.15)          (0.02)
                                                      --------------------------
 Less Distributions:
 Distributions from Net
 Investment Income                  (0.63)       (0.86)          (0.46)
 Distributions in Excess of Net
 Investment Income                  (0.16)          --              --
                                                      --------------------------
 Total Distributions                (0.79)       (0.86)          (0.46)
                                                      --------------------------
 Net Asset Value per Share, End
 of Period                          $7.01        $7.90           $8.91
                                                      --------------------------
 Total Return                     (1.51)%      (1.86)%         (0.24)%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                        $8,546         $316            $189
 Ratio of Expenses to Average
 Net Assets                         1.30%(/3/)   1.27%(/3/)      1.30%(/2/)(/3/)
 Ratio of Net Investment Income
 to Average Net Assets              9.88%        8.91%           8.78%
 Portfolio Turnover Rate           78.35%       64.29%         128.15%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.30%, 1.27% and 1.30% of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 3.37% and 2.05% for the years ended October 31, 2001 and 2000 and 47.83% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund
Class N

                                                             March 1, 1999
                                                             (Commencement
                                                              of Offering
                                        Year Ended           of N Shares)
                                        October 31              Through
                                     ----------------------   October 31,
                                      2001          2000         1999
                                                      ---------------------------
 Net Asset Value per Share,
 Beginning of Period                  $9.33           $9.23       $9.40
                                                      ---------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment Income                 0.60            0.58        0.43
 Net Realized and Unrealized Gain
 (Loss) on Investments                 0.71            0.12       (0.49)
                                                      ---------------------------
 Total from Investment Operations      1.31            0.70       (0.06)
                                                      ---------------------------
 Less Distributions:
 Distributions from Net Investment
 Income                               (0.58)          (0.60)      (0.11)
                                                      ---------------------------
 Net Asset Value per Share, End of
 Period                              $10.06           $9.33       $9.23
                                                      ---------------------------
 Total Return                        14.45%           8.09%     (0.69)%(/1/)
 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                            $568             $49         $37
 Ratio of Expenses to Average Net
 Assets                               1.01%(/3/) 1.02%(/3/)       1.02%(/2/)(/3/)
 Ratio of Net Investment Income to
 Average Net Assets                   6.08%           6.38%       7.00%(/2/)(/3/)
 Portfolio Turnover Rate             11.26%           8.44%      28.07%

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.01%, 1.02% and 1.00% of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 13.28% and 89.63% for the years ended October 31, 2001 and 2000 and 722.10% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund
Class N

                                                              March 1, 1999
                                                              (Commencement
                                                               of Offering
                                      Year Ended              of N Shares)
                                      October 31                 Through
                                   ---------------------       October 31,
                                     2001         2000            1999
                                                     ----------------------------
 Net Asset Value per Share,
 Beginning of Period                 $13.89       $13.14         $12.37
                                                     ----------------------------
 Income (Loss) from Investment
 Operations:
 Net Investment Income (Loss)         (0.06)       (0.09)          0.09
 Net Realized and Unrealized
 Gain (Loss) on Investments           (4.24)        1.43           0.68
                                                     ----------------------------
 Total from Investment
 Operations                           (4.30)        1.34           0.77
                                                     ----------------------------
 Less Distributions:
 Distributions from Net
 Investment Income                       --        (0.04)            --
 Distributions from Net Realized
 Gain                                 (0.96)       (0.55)            --
                                                     ----------------------------
 Total Distributions                  (0.96)       (0.59)            --
                                                     ----------------------------
 Net Asset Value, End of Period       $8.63       $13.89         $13.14
                                                     ----------------------------
 Total Return                      (33.15)%       10.08%          6.23%(/1/)

 Ratios/Supplemental Data:
 Net Assets, End of Period (in
 thousands)                          $1,019         $217           $149
 Ratio of Net Expenses to
 Average Net Assets                   1.81%(/3/)   1.77%(/3/)     1.69%(/1/)(/3/)
 Ratios of Net Investment Income
 to Average Net Assets              (0.58)%      (0.56)%          1.12%(/2/)
 Portfolio Turnover Rate             97.47%       96.40%         95.21%(/1/)

(/1/)For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Investment Adviser contractually agreed to reduce its fee, or to pay the operating expenses of the Fund to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.81%, 1.77% and 1.71% of net assets through October 31, 2001, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net as-sets, would have been 9.09% and 12.03% for the years ended October 31, 2001 and 2000 and 54.30% for the period March 1, 1999 (Commencement of offering of Class N Shares) through October 31, 1999.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:

                                     More information on the Fund is available free upon request, including the follow-ing:

Call (800) 248-4486


For information regarding the TCW    Annual / Semi-Annual Report
Galileo Funds, Inc.:

                                     Describes the Fund's performance, lists
                                     portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

Call (800) FUND TCW (386-3829)

In writing:


TCW Galileo Funds, Inc.              Statement of Additional Information (SAI)
c/o PFPC Inc.,

P.O. Box 8909                        Provides more details about the Fund and
Wilmington, DE 19899-8909            its policies. A current SAI is on file
                                     with the Securities and Exchange
                                     Commission (SEC) and is incorporated by
                                     reference and is legally considered part of this prospectus.

On the Internet:
TCW GALILEO FUNDS, INC.
http://www.tcw.com


You may visit the SEC's website      SEC file number: 811-7170
at http://www.sec.gov to view
text only versions of Fund
documents filed with the SEC.

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington, DC
(phone 1-800-SEC-0330 or 1-202-
942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-0102 or by
electronic request at the
following e-mail address:
www.publicinfo@sec.gov.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of five of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the Galileo International Funds.

TCW Galileo Asia Pacific Equities Fund

TCW Galileo Emerging Markets Equities Fund

TCW Galileo Emerging Markets Income Fund

TCW Galileo European Equities Fund

TCW Galileo Select International Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2002

[TCW GALILEO FUNDS, INC. LOGO]
Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   2
Principal Risks............................................................   3
Performance Summary........................................................   5
Fund Expenses..............................................................   9
Expense Example............................................................  10



TCW Galileo Asia Pacific Equities Fund
Investment Objectives/Approach.............................................  11
Main Risks.................................................................  13



TCW Galileo Emerging Markets Equities Fund
Investment Objectives/Approach.............................................  14
Main Risks.................................................................  17



TCW Galileo Emerging Markets Income Fund
Investment Objectives/Approach.............................................  18
Main Risks.................................................................  20



TCW Galileo European Equities Fund
Investment Objectives/Approach.............................................  21
Main Risks.................................................................  23



TCW Galileo Select International Equities Fund
Investment Objectives/Approach.............................................  24
Main Risks.................................................................  26
Risk Considerations........................................................  27
Management of the Funds....................................................  34
Multiple Class Structure...................................................  36



Your Investment
Account Policies and Services..............................................  37
To Open an Account/To Add to an Account....................................  40
To Sell or Exchange Shares.................................................  41
Distributions and Taxes....................................................  42
Financial Highlights.......................................................  43

For More Information.......................................................  48

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo International Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds,                                         Principal Investment
Inc.                        Investment Objective           Strategies
--------------------------------------------------------------------------------
TCW Galileo Asia            Long-term capital              Invests in equity
Pacific Equities Fund       appreciation                   securities of
                                                           companies in the Asia
                                                           Pacific Region,
                                                           except Australia,
                                                           Japan and New
                                                           Zealand, or
                                                           securities
                                                           convertible into such
                                                           equity securities.
--------------------------------------------------------------------------------
TCW Galileo Emerging        Long-term capital              Invests in equity
Markets Equities Fund       appreciation                   securities of
                                                           companies in emerging
                                                           market countries
                                                           around the world.
--------------------------------------------------------------------------------
TCW Galileo Emerging        High total return              Invests in debt
Markets Income Fund         from current income            securities issued by
                            and capital                    Emerging Market
                            appreciation                   Country governments
                                                           or their agencies or
                                                           instrumentalities or
                                                           private corporate
                                                           issuers.
--------------------------------------------------------------------------------
TCW Galileo European        Long-term capital              Invests in equity
Equities Fund               appreciation                   securities issued by
                                                           European companies.
--------------------------------------------------------------------------------
TCW Galileo Select          Long-term capital              Invests in equity
International               appreciation                   securities of non-
Equities Fund                                              U.S. companies in
                                                           both developed and
                                                           emerging market
                                                           countries around the
                                                           world.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Fund will do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

..  MARKET RISK

 There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

..  SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in the Funds' portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

..  FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it invests primarily in the assets of foreign governments or companies. Because each Fund invests in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Galileo International Funds hold various foreign currencies, the value of the net assets of these Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

Each Fund may also be subject (in varying degrees) to the following risks:

..  LIQUIDITY RISK

 There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

..  PRICE VOLATILITY

 There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Each Fund (except the Emerging Markets Income Fund) is subject to this risk. In addition, the Emerging Markets Income Fund is subject to price volatility because it invests in low rated emerging market debt.

Because the Galileo International Funds are non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, they may invest more than 5% of its total assets in the securities of any one issuer. Consequently, their exposure to credit and market risks associated with that issuer is increased.

A more detailed explanation of risks is presented under the "Risk
Considerations" section at page 27.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The tables below show each Fund's annual and after-tax returns and its long-term performance with respect to its Class I shares. The first table shows you how the Fund's performance has varied from year to year and includes the performance of the predecessor limited partnership of each Fund (except for the European Equities Fund), which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The second table compares the before and after tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 ("1940 Act"). Both tables assume reinvestment of dividends and distributions.

The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                     TCW Galileo Asia Pacific Equities Fund

                     [TCW GALILEO MONEY MARKET FUND GRAPH]

                                1994  -22.40%
                                1995    6.90%
                                1996   20.40%
                                1997  -35.35%
                                1998   -2.19%
                                1999  114.95%
                                2000  -30.59%
                                2001   -5.51%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 19.03%

                   TCW Galileo Emerging Markets Equities Fund


                         1994      -22.90%
                         1995       -8.90%
                         1996       16.40%
                         1997        0.15%
                         1998      -33.60%
                         1999       88.23%
                         2000      -31.93%
                         2001       -1.98%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 14.52%

                    TCW Galileo Emerging Markets Income Fund

                         1997       10.42%
                         1998      -23.71%
                         1999       31.86%
                         2000       10.36%
                         2001       16.24%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 7.12%

                       TCW Galileo European Equities Fund

                         1998       25.45%
                         1999       34.09%
                         2000      -13.77%
                         2001      -26.92%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 7.81%

                 TCW Galileo Select International Equities Fund

                         1994        3.70%
                         1995        4.90%
                         1996        5.15%
                         1997       -0.80%
                         1998       20.85%
                         1999       46.39%
                         2000      -17.04%
                         2001      -27.91%

 *The Fund's total return for the period October 31, 2001 to December 31, 2001 is 4.93%

            Best and worst quarterly performance during this period


   Fund                                   Performance
--------------------------------------------------------
  . Asia Pacific Equities Fund
   Quarter ending December 31, 1999       46.17% (Best)
   Quarter ending December 31, 1997     - 31.29% (Worst)
--------------------------------------------------------
  . Emerging Markets Equities Fund
   Quarter ending December 31, 1999       39.09% (Best)
   Quarter ending September 30, 1998    - 24.90% (Worst)
--------------------------------------------------------
  . Emerging Markets Income Fund
   Quarter ending December 31, 1998       18.60% (Best)
   Quarter ending September 30, 1998    - 32.60% (Worst)
--------------------------------------------------------
  . European Equities Fund
   Quarter ending December 31, 1999       32.91% (Best)
   Quarter ending September 30, 2001    - 21.16% (Worst)
--------------------------------------------------------
  . Select International Equities Fund
   Quarter ending December 31, 1999       29.72% (Best)
   Quarter ending September 30, 2001    - 21.58% (Worst)


                                                                    From
  Average annual total returns for the                     Inception/Registration
  periods ended December 31, 2001         1 year  5 years       or 10 years
---------------------------------------------------------------------------------
  . Asia Pacific Equities Fund
---------------------------------------------------------------------------------
   Return Before Taxes from Registration
   Date (3/1/94)                          - 5.51%  - 2.27%          0.03%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   from Registration Date                 - 5.51%  - 3.52%          0.96%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   and Sale of Fund Shares from
   Registration Date                      - 3.35%  - 2.24%        - 0.33%
---------------------------------------------------------------------------------
   MSCI Total Return For East Free (ex-
   Japan) Index from Registration Date    - 2.09% - 11.86%        - 6.22%
---------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                - 5.51%  - 2.27%          6.44%
---------------------------------------------------------------------------------
  . Emerging Markets Equities Fund
---------------------------------------------------------------------------------
   Return Before Taxes from Registration
   Date (3/1/94)                          - 1.98%  - 3.54%        - 4.01%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   from Registration Date                 - 2.44%  - 3.69%        - 4.14%

                                                                    From
  Average annual total returns for the                     Inception/Registration
  periods ended December 31, 2001          1 year  5 years      or 10 years
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   and Sale of Fund Shares from
   Registration Date                       - 1.21% - 2.85%        - 3.17%
---------------------------------------------------------------------------------
   MSCI Emerging Markets Index from
   Registration Date                       - 2.37% - 5.74%        - 4.57%
---------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                 - 1.98% - 3.54%          1.16%
---------------------------------------------------------------------------------
  . Emerging Markets Income Fund
---------------------------------------------------------------------------------
   Return Before Taxes from Registration
   Date (6/1/98)                            16.24%     N/A          6.95%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   from Registration Date                   10.58%     N/A          2.16%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   and Sale of Fund Shares from
   Registration Date                        11.09%     N/A          3.15%
---------------------------------------------------------------------------------
   JP Morgan EMBI Global Constrained
   Index from Registration Date              9.72%     N/A          8.05%
---------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                  16.24%   7.34%          8.60%
---------------------------------------------------------------------------------
  . European Equities Fund
---------------------------------------------------------------------------------
   Return Before Taxes from Registration
   Date (11/1/97)                         - 26.92%     N/A          1.87%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   from Registration Date                 - 27.26%     N/A          0.90%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   and Sale of Fund Shares from
   Registration Date                      - 16.40%     N/A          1.43%
---------------------------------------------------------------------------------
   MSCI Europe Markets Index from
   Registration Date                      - 19.63%     N/A          3.73%
---------------------------------------------------------------------------------
  . Select International Equities Fund
---------------------------------------------------------------------------------
   Return Before Taxes from Registration
   Date (11/1/97)                         - 27.91%     N/A          0.72%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   from Registration Date                 - 27.91%     N/A        - 0.63%
---------------------------------------------------------------------------------
   Return After Taxes on Distributions
   and Sale of Fund Shares from
   Registration Date                      - 17.00%     N/A          0.21%
---------------------------------------------------------------------------------
   MSCI EAFE Index from Registration
   Date                                   - 21.21%     N/A          0.88%
---------------------------------------------------------------------------------
   Return Before Taxes Including Limited
   Partnership Performance                - 27.91%   0.97%          3.17%

Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees. However, the Asia Pacific Equities, European Equities and Select International Equities Funds have a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

                            Asia       Emerging Emerging             Select
                          Pacific      Markets  Markets  European International
                          Equities     Equities  Income  Equities   Equities
                          --------     -------- -------- -------- -------------
Shareholder Transaction Fees
1)Redemption Fees.......   1.00%         None     None    1.00%       1.00%
2)Exchange Fees.........   1.00%         None     None    1.00%       1.00%
3)Contingent Deferred
    Sales Load..........    None         None     None     None        None
4)Maximum Sales Charge
    (Load) on Reinvested
    Dividends...........    None         None     None     None        None
5)Sales Charges (Load)
    on Purchases........    None         None     None     None        None

Annual Fund Operating
  Expenses

 Management Fees........   1.00%        1.00%    0.75%    0.75%       0.75%
 Distribution (12b-1)
   Fees.................    None         None     None     None        None
 Other Expenses.........   1.42%        0.65%    0.33%    0.57%       0.39%
 Total Annual Fund
   Operating Expenses...   2.42%(/1/)   1.65%    1.08%    1.32%       1.14%(/2/)

(/1/)The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 2.17% of Net Assets through October 31, 2001.
(/2/)The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating expenses to 0.90% of Net Assets through October 31, 2001.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                 1 Year 3 Years 5 Years 10 Years
                                      ------------------------------------------
Asia Pacific Equities...........................  $245   $755   $1,291   $2,756
Emerging Markets Equities.......................   168    520      897    1,955
Emerging Markets Income.........................   110    343      595    1,317
European Equities...............................   134    418      723    1,590
Select International Equities...................   116    362      628    1,386

TCW Galileo Asia Pacific Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region ("Asia-Pacific Countries"), except Australia, Japan and New Zealand. At least 80% of the value of the Fund's net assets will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies, or securities convertible into such equity securities.

Concepts to understand               The Fund will generally invest its
                                     portfolio securities among at least three
Asia Pacific Company (i) is          Asia-Pacific Countries.
organized under the laws of an
Asia-Pacific Country or has a
principal office in Asia; or
(ii) derives 50% or more of its
gross revenues or profits from
goods produced or sold,
investments made, or services
performed in Asia-Pacific
Countries or has at least 50% of
its assets situated in Asia-
Pacific Countries; or (iii) its
equity securities are traded
principally on a stock exchange or
over-the-counter in an Asia-
Pacific country.

                                     In managing the Fund's investments, the
                                     Adviser utilizes an investment process
                                     that incorporates both a "top-down" and
                                     "bottom-up" analysis of the Asia-Pacific
                                     Countries. The "top-down" analysis
                                     focuses on an evaluation of the global
                                     environment. The Adviser then complements its "top-down" analysis with a "bottom-up" analysis. The Adviser uses "bottom-up" analysis to determine country allocation based on estimated earnings. The key factors that may be used by the Adviser in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market's earnings multiple are:

                                     . liquidity

                                     . historical valuations

                                     . the sustainability of economic growth
                                       and political environment

                                     The Adviser then performs an industry
                                     analysis and screens companies based on
                                     certain quantitative analyses.

                                     The Fund may invest some assets in
                                     foreign currency futures, forward
                                     contracts, options and futures. These
                                     practices are used primarily to hedge the

                                     Fund's portfolio but may be used to
                                     increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Jeffrey M. Atherton and Saker A.
                                     Nusseibeh are the Fund's portfolio manag-ers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk" and "price volatility." Because the Fund invests almost all of its assets in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. withholding taxes

.. a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Emerging Markets Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

The Fund will generally invest its assets among at least five Emerging Market Countries. At least 80% of the value of its net assets will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser utilizes both a "top-down view"
Emerging Market Country is a         and a "bottom-up analysis". In allocating
country that has a developing        investments among Emerging Market
economy or market and is             Counties, the Adviser attempts to
considered an emerging or            integrate an assessment of how the global
developing country by the            environment affects a particular country,
International Bank of                with an analysis of internal political,
Reconstruction and Development or    market and economic factors. The country
any affiliate thereof (the "World    economic variables can include such
Bank"), as well as Greece, Hong      factors as:
Kong, Israel, Singapore and
Taiwan.

                                     . level of economic activity or GDP
                                       growth
Emerging Market Company (i) is
organized under the laws of an       . level and direction of local inflation
Emerging Market Country or has a
principal office in an Emerging      . level and direction of interest rates
Market Country; or (ii) derives
50% or more of its gross revenues    . monetary policy and money supply growth
or profits from goods produced or
sold, investments made, or           . current account balances and financing
services performed in Emerging         requirements
Market Countries or has at least
50% of its assets situated in        . the pace and degree of privatization
Emerging Market Countries; or
(iii) its equity securities are      Based on these analyses, the Adviser
traded principally on a stock        estimates the overall earnings growth
exchange or over-the-counter in      rate (in local currency and in U.S.
an Emerging Market Country.          dollars) of the corporate sector within
                                     each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging
                                     Market Countries that have gone through
                                     similar stages of economic development.
                                     These analyses
                                     and estimates form the basis for a
                                     calculation of the expected return for
                                     each market, which is a key element of
                                     country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes.
                                     The Adviser also considers the possible
                                     impact of short-term cyclical factors,
                                     such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

                                     In selecting Emerging Market Companies
                                     for investment, the Adviser can take into account a variety of factors, such as price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies.

                                     The Fund may invest some assets in
                                     options, futures, foreign currency
                                     futures and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Saker A. Nusseibeh and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and changes in currency exchange rates

.. withholding taxes

.. a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities.

Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Emerging Markets Income Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund will generally invest in at least four Emerging Market Countries.

Concepts to understand               In allocating investments among the
                                     various Emerging Market Countries, the
Emerging Market Country is a         Adviser attempts to analyze internal
country that has a developing        political, market and economic factors.
economy or market and is             The factors include:
considered an emerging or
developing country by the
International Bank of
Reconstruction and Development or
any affiliate thereof (the "World
Bank") as well as Greece, Hong
Kong, Israel, Singapore and
Taiwan.

                                     . public finances

                                     . monetary policy

                                     . external accounts

                                     . financial markets

                                     . foreign investment regulations

                                     . stability of exchange rate policy and
                                       labor conditions


Emerging Market Company (i) is       The Fund may invest up to 20% of its
organized under the laws of an       total assets in structured investments
Emerging Market Country or has a     that may be either subordinated or
principal office in an Emerging      unsubordinated, and in indexed debt
Market Country; or (ii) derives      securities.
50% or more of its gross revenues
or profits from goods produced or
sold, investments made, or
services performed in Emerging
Market Countries or has at least
50% of its assets situated in
Emerging Market Countries; or
(iii) its equity securities are
traded principally on a stock
exchange or over-the-counter in
an Emerging Market Country.

                                     The Fund may invest some assets in
                                     options swaps, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences, such as increased realized gains, for investors.

                                     Luz M. Padilla and Nathan B. Sandler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," "credit risk," "interest rate risk," and "price volatility." Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and changes in currency exchange rates

.. withholding taxes

.. a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade and have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers.

TCW Galileo European Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of European issuers. The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by European companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund generally invests in companies based in at least three European Countries.

The Fund seeks to invest in companies with prospective earnings growth higher than the market average.

Concepts to understand               In managing the Fund's investments, the
                                     Adviser seeks to emphasize companies
European Company (i) is organized    which are moving towards the North
under the laws of a European         American concept of shareholder value.
country or has a principal office
in Europe; or (ii) derives 50% or
more of its gross revenues or
profits from goods produced or
sold, investments made, or
services performed in European
countries or has at least 50% of
its assets situated in Europe; or
(iii) its equity securities are
traded principally on a stock
exchange or over-the-counter in a
European country.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund may invest some assets in
                                     options, futures, foreign currency
                                     futures and forward contracts. These
                                     practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     management which may have tax
                                     consequences, such as increased realized gains, for investors.

                                     James M. Burns, Saker A. Nusseibeh and
                                     Timothy S. Short are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. withholding taxes

.. a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund is also subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Select International Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of its net assets in equity securities. The Fund will invest primarily in companies that are outside the United States in both developed and emerging market countries. The Fund's assets will be allocated among developed and emerging market countries in accordance with the Adviser's judgement as to where the best investment opportunities exist. However, the Adviser will normally invest in at least three countries outside the United States.

                                     The Adviser seeks to identify successful
Concepts to understand               businesses operating outside the United
                                     States, where success is defined as a
Capital appreciation is an           substantial, above-market increase in
investment objective of having       profitability. This may be due to secular
the goal of selecting securities     economic shifts, technological changes,
with the potential to rise in        niche products or superior business
price rather than payout income.     models. In addition, as the international
                                     corporate landscape comes to terms with
                                     globalization, the Adviser seeks to
                                     invest in companies that have managements which adopt American corporate values to release shareholder value. The Adviser's goal is to create an investment portfolio with higher earnings growth potential than the market but which, on a weighted basis, sells at a small premium to the overall market valuation.

                                     The Fund invests in a portfolio generally no more than 40 issuers. In analyzing a particular company, the Adviser lookers for one or more of the following characteristics in relation the price of the company's stock: prospects for above average earnings growth; return on invest capital; sound balance sheet and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management and general operating characteristics that will enable the company to compete successfully in the marketplace.

                                     Typically, the Fund sells an individual
                                     security when the company fails to meet
                                     expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

                                     The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                                     The Fund may engage in active portfolio
                                     trading which may result in increased
                                     Fund transaction expenses and have tax
                                     consequences such as increased realized
                                     gains for investors.

                                     Saker A. Nusseibeh and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting the Fund are "foreign investing risk," "liquidity risk" and "price volatility," . Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

.. a lack of political or economic stability

.. foreign controls on investment and currency exchange rates

.. withholding taxes

.. a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current

General Investment Risk

Since shares of a Fund represent     attitudes about type of security, market
an investment in securities with     reactions to political or economic
fluctuating market prices, the       events, and tax and regulatory effects
value of Fund shares will vary as    (including the lack of adequate
the value of each Fund's             regulations for a market or particular
portfolio securities increases or    type of instrument). Market restrictions
decreases. Therefore, the value      on trading volume can also affect price
of an investment in a Fund could     and liquidity.
go down as well as up.

                                     Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

                                     The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing                    As compared to U.S. companies, foreign
                                     issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. Foreign securities markets may be less liquid and more volatile than domestic markets.
                                     Investment in foreign securities involves higher costs than investment in U.S.
                                     securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Investing in foreign securities
involves risks in addition to the
risks associated with domestic
securities. An additional risk is
currency risk. While the price of
a Fund's shares is quoted in U.S.
dollars, a Fund generally
converts U.S. dollars to a
foreign market's local currency
to purchase a security in that
market. If the value of that
local currency falls relative to
the U.S. dollar, the U.S. dollar
value of the foreign security
will decrease.

                                     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S.

dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Galileo International Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Emerging Markets Equities, Emerging Markets Income and Select International Equities Funds, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries is not highly developed, and, in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Funds may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regard to forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.


Risks Associated With                Political and economic structures in many
Emerging Market Countries            emerging market countries may be
                                     undergoing significant evolution and
                                     rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

Investing in emerging market
countries involves substantial
risk due to limited information;
higher brokerage costs; different
accounting standards; thinner
trading markets as compared to
those in developed countries;
currency blockages or transfer
restrictions; and expropriation,
nationalization or other adverse
political or economic
developments.

                                     The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                                     In addition, emerging market countries'
                                     exchanges and broker-dealers are
                                     generally subject to less government and
exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things,
(i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk". These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities              "Credit risk" refers to the likelihood
                                     that an issuer will default in the
                                     payment of principal and/or interest on
                                     an instrument. Financial strength and
                                     solvency of an issuer are the primary
                                     factors influencing credit risk. In
                                     addition, lack of or inadequacy of
                                     collateral or credit enhancements for a
                                     fixed income security may affect credit
                                     risk. Credit risk of a security may
                                     change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

Fixed income securities are
subject to two primary types of
risk: credit risk and interest
rate risk.

                                     The Emerging Markets Income Fund may
                                     invest in debt instruments rated below
                                     investment grade. Debt securities that
                                     are rated below investment grade are
                                     considered to be speculative. Those
                                     securities rated below investment grade
                                     are also commonly known as "junk" bonds.
                                     Generally, lower-rated debt securities
                                     provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Each of the Galileo International Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets
Non-Diversified Status               in a particular issuer, its exposure to
                                     credit and market risks associated with
                                     that issuer is increased. However, the
                                     Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Because a relatively high
percentage of a Fund's assets may
be invested in the securities of
a limited number of issuers, a
Fund may be more susceptible to
any single economic, political or
regulatory occurrence than a
diversified fund.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2001, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $85 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities and International Equities Funds, is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)        Business Experience During Last Five Years*
-------------------------------------------------------------------------------
 Jeffrey M. Atherton  Vice President, TCW London International, Limited and TCW
                      Asset Management Company since February 2001. Previously,
                      Head of Japanese Funds at Equitable Life Assurance
                      Society (London).
 James M. Burns       Managing Director and Executive Vice President, TCW
                      London International Limited and Managing Director, TCW
                      Asset Management Company.
 Saker A. Nusseibeh   Managing Director and Executive Vice President, TCW
                      London International, Limited and Managing Director, TCW
                      Asset Management Company since July 1996. Previously
                      Director of Mercury Asset Management (London).
 Luz M. Padilla       Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West
 Michael P. Reilly    Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Nathan B. Sandler    Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.
 Timothy S. Short     Vice President, TCW London International, Limited and TCW
                      Asset Management Company since May 1997. Previously a
                      business analyst with SBC Warburg.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund                     Annual Management Fee (As Percent of Average Net Asset Value)
--------------------------------------------------------------------------------------
Asia Pacific Equities                                1.00%
Emerging Markets                                     1.00%
  Equities
Emerging Markets Income                              0.75%
European Equities                                    0.75%
Select International                                 0.75%
  Equities

The Adviser has retained, at its sole expense, TCW London to provide investment advisory services with respect to the Asia Pacific Equities, Emerging Markets Equities, European Equities and Select International Equities Funds. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Funds.

The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

Multiple Class Structure

Each International Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board.

Minimums

                           Initial  Additional
----------------------------------------------
  All International Funds  $250,000  $25,000

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. However, the Asia Pacific Equities, European Equities and Select International Equities Funds have a 1.00% short-term redemption fee on shares owned less than 90 days. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

.. amounts of $100,000 or more

.. amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

.. requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. The Asia Pacific Equities, European Equities and Select International Equities Funds have a 1.00% short-term exchange fee on shares owned less than 90 days. You must meet the investment minimum of the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

For any International Fund, if your account falls below $250,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts             Each Fund restricts excessive trading
                                     (usually defined as more than four
                                     exchanges out of the Fund within a
                                     calendar year). You are limited to one
                                     exchange of shares in the same Fund
                                     during any 15-day period except for
                                     401(k) and other group retirement
                                     accounts, investors who purchase shares
                                     through certain broker-dealers and asset allocation accounts managed by the
                                     Adviser or an affiliate. Each Fund
                                     reserves the right to:

Each Fund also reserves the right
to make a "redemption in kind"--
payment in portfolio securities
rather than cash--if the amount
you are redeeming in any 90-day
period is large enough to affect
Fund operations (for example, if
it equals more than $250,000 or
represents more than 1% of the
Fund's assets).


                                     . refuse any purchase or exchange request
                                       that could adversely affect a Fund or
                                       its operations, including those from
                                       any individual or group who, in the
                                       Fund's view, are likely to engage in
                                       excessive trading

                                     . change or discontinue its exchange
                                       privilege, or temporarily suspend this
                                       privilege during unusual market
                                       conditions

                                     . delay sending out redemption proceeds
                                       for up to seven days (generally applies
                                       only in cases of very large
                                       redemptions, excessive trading or
                                       during unusual market conditions)

      TO OPEN AN ACCOUNT                                   TO ADD TO AN ACCOUNT
-------------------------------------------------------------------------------
In Writing
Complete the New Account Form. Mail your New Account Form
and a check made payable to TCW Galileo      Fund to:

     Via Regular Mail
 TCW Galileo Funds, Inc.            (Same, except that you should include a note
                                    specifying
 PFPC Inc.                 the Fund name, your account number, and the name(s)
 P.O. Box 8909             your account is registered in.)
 Wilmington, DE 19899-
 8909

 Via Express, Registered
    or Certified Mail
 TCW Galileo Funds, Inc.
 c/o PFPC, Inc.
 400 Bellevue Parkway,
 Suite 108
 Wilmington, DE 19809
--------------------------------------------------------------------------------
 By Telephone
 Please contact the
 Investor Relations
 Department at
 (800) FUND TCW (386-
 3829) for a New Account
 Form.
 Wire: Have your bank      (Same)
 send your investment to:
 PNC Bank
 ABA No. 031-0000-53
 Account No. 86-1282-4023
 FBO TCW Galileo     Fund
 (Name on the Fund
 Account)
 (Fund Account Number)
--------------------------------------------------------------------------------
 Via Exchange
 Call the transfer agent
 at (800) 248-4486 or
 the Investor Relations
 Department at
 (800) FUND TCW (386-
 3829).
 The new account will
 have the same
 registration
 as the account from
 which you are
 exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

       TO SELL OR EXCHANGE SHARES

--------------------------------------
By Mail
Write a letter of instruction
that includes:
.. your name(s) and signature(s)
  as they appear on the account
  form
.. your account number
.. the Fund name
.. the dollar amount you want to
  sell or exchange
.. how and where to send the
  proceeds
--------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies--Selling
Shares").
Mail your letter of instruction
to:
        Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE 19899-8909
   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809
--------------------------------------
By Telephone
Be sure the Fund has your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your transaction.
Proceeds will be wired to your
bank.
Telephone redemption requests
must be for a minimum of $1,000.
--------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.
Be sure to maintain an account
balance of $25,000 or more.
Systematic Withdrawal plans are
subject to a minimum annual
withdrawal of $500.

                                             To reach the transfer agent, PFPC
                                             Inc. call toll free in the U.S.

                                             (800) 248-4486
                                             Outside the U.S.
                                             (302) 791-3535 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Emerging Markets Income Fund will be declared and paid monthly. Dividends from the net investment income of each other Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Asia Pacific Equities Fund

                                      Year Ended October 31
                            ----------------------------------------------------------
                              2001         2000         1999          1998      1997
                                          ---------------------------------------------
 Net asset value per
 share, beginning of year      $8.16        $8.37        $5.09         $7.37     $9.61
                                          ---------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income
 (loss)                           --        (0.06)       (0.02)         0.02     (0.01)
 Net realized and
 unrealized gain (loss)
 on investments
 and foreign currency          (1.69)       (0.15)        3.30         (1.04)    (2.10)
                                          ---------------------------------------------
 Total from investment
 operations                    (1.69)       (0.21)        3.28         (1.02)    (2.11)
                                          ---------------------------------------------
 Less Distributions:
 Distributions from net
 investment income                --           --           --            --     (0.08)
 Distributions in excess
 of net investment income         --           --           --            --     (0.05)
 Distributions from net
 realized gains                   --           --           --         (1.26)       --
                                          ---------------------------------------------
 Total Distributions           (0.27)          --           --         (1.26)    (0.13)
                                          ---------------------------------------------
 Net asset value per
 share, end of year            $6.20        $8.16        $8.37         $5.09     $7.37
                                          ---------------------------------------------
 Total return               (21.33)%      (2.51)%       64.44%      (14.80)%  (22.40)%
 Ratios/Supplemental
 Data:
 Net assets, end of
 period (in thousands)        $7,996      $12,858      $22,070        $8,482   $21,327
 Ratio of expenses to
 average net assets            2.17%(/1/)   1.80%(/1/)   2.03%(/1/)    2.48%     1.49%
 Ratio of net investment
 income (loss) to average
 net assets                    0.01%      (0.56)%      (0.34)%         0.36%   (0.02)%
 Portfolio turnover rate      45.49%       79.17%      119.72%       190.33%    81.92%

(/1/)The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ra-tios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis, through October 31, 2001. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.42%, 1.94% and 2.05% for the years ended Octo-ber 31, 2001, 2000 and 1999, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Equities Fund

                                         Year Ended October 31
                               -------------------------------------------------
                                 2001     2000     1999          1998     1997
                                           --------------------------------------
 Net asset value per share,
 beginning of year                $7.61    $7.87    $5.57         $8.32    $8.18
                                           --------------------------------------
 Income (Loss) from
 investment operations:
 Net investment income
 (loss)                            0.07     0.01    (0.02)         0.09     0.03
 Net realized and unrealized
 gain (loss) on investments
 and foreign currency             (1.44)   (0.27)    2.32         (2.83)    0.22
                                           --------------------------------------
 Total from investment
 operations                       (1.37)   (0.26)    2.30         (2.74)    0.25
                                           --------------------------------------
 Less Distributions:
 Distributions from net
 investment income                   --       --       --         (0.01)   (0.11)
                                           --------------------------------------
 Total Distributions                 --       --       --         (0.01)   (0.11)
 Net asset value per share,
 end of year                      $6.24    $7.61    $7.87         $5.57    $8.32
                                           --------------------------------------
 Total return                  (18.00)%  (3.30)%   41.29%      (32.97)%    2.82%
 Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)                 $27,981  $35,406  $26,591       $18,763  $47,726
 Ratio of expenses to
 average net assets               1.65%    1.47%    2.02%(/1/)    1.70%    1.50%
 Ratio of net investment
 income to average net
 assets                           1.03%    0.08%  (0.24)%         1.15%    0.36%
 Portfolio turnover rate         43.10%   84.76%  152.93%       102.28%   79.80%

(/1/)The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ra-tios as reported by Lipper, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, through December 31, 1999. Had such ac-tion not been taken, total operating expenses, as a percentage of net assets, would have been 2.50% for the year ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Income Fund

                                                                June 3, 1998
                                                               (Commencement
                                                               of Operations)
                                    Year Ended October 31         through
                                   --------------------------   October 31,
                                    2001      2000     1999         1998
                                             ----------------------------------
 Net asset value per share,
 beginning of period                 $8.15     $7.84    $6.58       $10.00
                                             ----------------------------------
 Income (Loss) from investment
 operations:
 Net investment income                0.78      0.85     0.84         0.37
 Net realized and unrealized
 gain (loss) on investments and
 foreign
  currency                            0.13      0.30     1.25        (3.41)
                                             ----------------------------------
 Total from investment
 operations                           0.91      1.15     2.09        (3.04)
                                             ----------------------------------
 Less Distributions:
 Distributions from net
 investment income                   (0.78)    (0.84)   (0.83)       (0.37)
 Distributions in excess of net
 investment income                      --        --       --        (0.01)
 Distributions from Net Realized
 Gain                                (0.07)       --       --           --
                                             ----------------------------------
 Total Distributions                 (0.85)    (0.84)   (0.83)       (0.38)
                                             ----------------------------------
 Net asset value per share, end
 of period                           $8.21     $8.15    $7.84        $6.58
                                             ----------------------------------
 Total return                       11.77%    15.12%   33.31%     (30.67)%(/1/)
 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                        $21,374  $110,961  $81,113     $ 30,090
 Ratio of expenses to average
 net assets                          1.08%     0.99%    1.01%        1.53%(/2/)
 Ratio of net investment income
 to average net assets               9.50%    10.22%   11.37%       11.90%(/2/)
 Portfolio turnover rate            58.46%   109.20%  113.00%       68.46%(/1/)

(/1/)For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
(/2/)Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund

                                                                November 3, 1997
                                                                 (Commencement
                                                                 of Operations)
                                     Year Ended October 31          through
                                    --------------------------    October 31,
                                      2001     2000     1999         1998
                                           -------------------------------------
 Net asset value per share,
 beginning of period                  $13.94   $13.11   $11.70       $10.00
                                           -------------------------------------
 Income (Loss) from investment
 operations:
 Net investment income                    --    (0.01)    0.07         0.06
 Net realized and unrealized gain
 (loss) on investments
  and foreign currency                 (4.27)    1.44     1.65         1.64
                                           -------------------------------------
 Total from investment operations      (4.27)    1.43     1.72         1.70
                                           -------------------------------------
 Distributions:
 Distribution from net investment
 income                                   --    (0.05)   (0.03)          --
 Distribution from net realized
 gains                                 (0.96    (0.55)   (0.28)          --
                                           -------------------------------------
 Total Distributions                   (0.96)   (0.60)   (0.31)          --
                                           -------------------------------------
 Net asset value per share, end of
 period                                $8.71   $13.94   $13.11       $11.70
                                           -------------------------------------
 Total return                       (32.79)%   10.82%   15.16%       17.00%(/1/)

 Ratios/Supplemental Data:
 Net assets, end of period (in
 thousands)                          $18,502  $65,054  $95,489      $63,994
 Ratio of expenses to average net
 assets                                1.32%    1.12%    1.01%        1.06%(/2/)
 Ratio of net investment income to
 average net assets                    0.01%  (0.09)%    0.58%        0.52%(/2/)
 Portfolio turnover rate              97.47%   96.40%   95.21%       72.05%(/1/)

(/1/)For the period November 3, 1997 (commencement of operations) through Octo-ber 31, 1998 and not indicative of a full year's operating results. (/2/)Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select International Equities Fund

                                                                 November 3, 1997
                                                                 Commencement (Of
                                                                   Operations)
                                      Year Ended October 31          through
                                    ---------------------------    October 31,
                                      2001     2000      1999          1998
                                         ----------------------------------------
 Net asset value per share,
 beginning of period                  $14.25   $13.67    $10.75       $10.00
                                         ----------------------------------------
 Income (Loss) from investment
 operations:
 Net investment income                  0.79     1.93      0.21         0.05
 Net realized and unrealized gain
 (loss) on investments                 (5.07)   (0.80)     2.73         0.70
                                         ----------------------------------------
 Total from investment operations      (4.28)    1.13      2.94         0.75
                                         ----------------------------------------
 Less Distributions:
 Distributions from Net
 Investment Income                     (1.65)      --     (0.02)          --
 Distributions from Net Realized
 Gain                                     --    (0.55)       --           --
                                         ----------------------------------------
 Total Distributions                   (1.65)   (0.55)    (0.02)          --
 Net asset value per share, end
 of period                             $8.32   $14.25    $13.67       $10.75
                                         ----------------------------------------
 Total return (%)                   (33.69)%    8.07%    27.39%        7.50%(/1/)
 Ratios/Supplemental Data
 Net assets, end of period (in
 thousands)                          $43,230  $46,909  $112,336      $74,853
 Ratio of expenses to average net
 assets                                0.90%    0.25%     0.18%        0.17%(/2/)
 Ratio of net investment income
 to average net assets                 7.45%   12.28%     1.70%        0.50%(/2/)
 Portfolio turnover rate             193.27%   36.08%    27.78%       21.12%(/1/)

(/1/)For the period November 3, 1997 (commencement of operations) through Octo-ber 31, 1998 and not indicative of a full year's operating results. (/2/)Annualized.
(/3/)The Adviser had voluntarily agreed to reduce its fee from the Fund, to the extend necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Inc. for the Fund's investment objective, which is subject to change on a monthly basis through De-cember 3, 2001. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 1.14% for the year ended October 31, 2001.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:

                                     More information on the Fund is available free upon request, including the follow-ing:

Call (800) 248-4486


For information regarding the TCW    Annual / Semi-Annual Report
Galileo Funds, Inc.:

                                     Describes the Fund's performance, lists
                                     portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

Call (800) FUND TCW (386-3829)

In writing:


TCW Galileo Funds, Inc.              Statement of Additional Information (SAI)
PFPC, Inc.

P.O. Box 8909                        Provides more details about the Fund and
Wilmington, DE 19899-8909            its policies. A current SAI is on file
                                     with the Securities and Exchange
                                     Commission (SEC) and is incorporated by
                                     reference and is legally considered part of this prospectus.

On the Internet:
TCW GALILEO FUNDS, INC.
www.tcw.com


You may visit the SEC's website      SEC file number: 811-7170
at http://www.sec.gov. to view
text-only versions of Fund
documents filed with the SEC. You
can also obtain copies by
visiting the SEC's Public
Reference Room in Washington, DC
(phone 1-800-SEC-0330) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section, 450
Fifth Street, N.W., Washington,
DC 20549-0102 or by electronic
request at the following e-mail
address:
www.public info@sec.gov.

                             TCW GALILEO FUNDS, INC.
                      865 South Figueroa Street, Suite 1800

                          Los Angeles, California 90017
                                 (800) FUND TCW

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2002

                        ---------------------------------

Equity Funds                             Fixed Income Funds

Aggressive Growth Equities               Money Market
Convertible Securities                   Core Fixed Income
Diversified Value                        Flexible Income
Earnings Momentum                        High Yield Bond
Focused Large Cap Value                  Mortgage-Backed Securities
Growth Insights                          Total Return Mortgage-Backed Securities
Health Sciences
Income + Growth                          International Funds
Large Cap Growth
Large Cap Value                          Asia Pacific Equities
Opportunity                              Emerging Markets Equities
Select Equities                          Emerging Markets Income
Small Cap Growth                         European Equities
Small Cap Value                          Japanese Equities
Technology                               Select International Equities
Value Opportunities

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes each of the separate investment series (each, a "Fund") of TCW Galileo Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention:
Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at
(800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

INVESTMENT PRACTICES......................................................     1
RISK CONSIDERATIONS.......................................................    17
PORTFOLIO TURNOVER........................................................    28
BROKERAGE PRACTICES.......................................................    29
INVESTMENT RESTRICTIONS...................................................    31
DIRECTORS AND OFFICERS OF THE COMPANY.....................................    34
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS...........................    40
DISTRIBUTION OF COMPANY SHARES............................................    44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    45
ADMINISTRATION AGREEMENT..................................................    59
CODE OF ETHICS............................................................    60
DETERMINATION OF NET ASSET VALUE..........................................    61
HOW TO BUY AND REDEEM SHARES..............................................    61
HOW TO EXCHANGE SHARES....................................................    62
PURCHASES-IN-KIND.........................................................    62
DISTRIBUTIONS AND TAXES...................................................    62
INVESTMENT RESULTS........................................................    65
ORGANIZATION, SHARES AND VOTING RIGHTS....................................    66
TRANSFER AGENT AND CUSTODIANS.............................................    67
INDEPENDENT AUDITORS......................................................    67
LEGAL COUNSEL.............................................................    67
FINANCIAL STATEMENTS......................................................    67
DESCRIPTION OF S&P AND MOODY'S RATINGS....................................   A-1

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Funds, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies and Investments Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and
--------------------------
interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan
Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations including certificates of deposit, bankers'
----------------
acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by
----------------------------------
foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

Obligations of Savings Institutions. Certificates of deposit of savings banks
-----------------------------------
and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

Fully Insured Certificates of Deposit. Certificates of deposit of banks and
-------------------------------------
savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. The Funds may purchase commercial paper rated within the two
----------------
highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, the security is determined by the Adviser to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment
-------------------------
companies, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

Other Short-Term Obligations. Debt securities that have a remaining maturity of
----------------------------
397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would insure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. TCW Investment Management Company (the "Adviser") does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. The Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies and Investments Available to All Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds)

Options. The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

Covered Call Writing. The Funds (except the Aggressive Growth Equities and Money Market Funds) are permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) are permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Funds may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Futures Contracts. The Funds (except the Aggressive Growth Equities, Small Cap Value, Value Opportunities and Money Market Funds) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the

Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

Strategies and Investments Available to the Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund

Options on Foreign Currencies. The Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Forward Currency Transactions. The Equity Funds (except the Aggressive Growth Equities, Small Cap Value and Value Opportunities Funds), International Funds and Core Fixed Income Fund may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies and Investment, Available to the Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund

Convertible Securities. The Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies and Investments Available to the Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds

Sovereign Debt Obligations of Emerging Market Countries. The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds may invest in sovereign debt of emerging market countries. Political conditions, in terms of a country or agency's willingness to meet the terms of its debt obligations, are considerable significance. Investors should be aware that the sovereign debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling to such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds' net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies and Investments Available to the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds

Guaranteed Mortgage Pass-Through Securities. The Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government ("Federal Agency") or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit cards receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Strategies and Investments Available to the Core Fixed Income, Money Market, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Strategies and Investments Available to the Mortgage-Backed Securities and Total Return Mortgage-Backed Securities

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Strategies and Investments Available to the Equity Funds and International Funds

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box. The Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Investment in Small and Medium Capitalization Companies

Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that the Adviser considers appropriate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

Fixed Income Securities

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Risks Associated With Lower Rated Securities

The Equity Funds, International Funds, Flexible Income Fund and High Yield Bond Fund may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. The Convertible Securities, Flexible Income and High Yield Bond Funds will invest in below investment grade securities. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

High yield securities or "junk bonds" can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and a Fund's assets may be more difficult because there is less reliable, objective data available. In addition, a Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Rating Categories

A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

The Equity Funds, International Funds, Core Fixed Income, Flexible Income Fund and High Yield Bond Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Fund's current policies may not exceed 15% of the Fund's net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid", the security will not be included within the category "illiquid securities." However, investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Options Transactions

The effective use of options depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations ("CMOs"). There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds may involve the purchase of interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. The Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages ("ARMs"). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investments, a portfolio turnover rate is not applicable) are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Convertible Securities Fund exceeded 100%. This was due to tax loss selling.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Earnings Momentum Fund was 103% due to the Fund having to raise cash to meet a large redemption.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Growth Insights Fund exceeded 100%. This was due to increased market volatility which created opportunities for the Fund to initiate new positions in companies.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Large Cap Growth Fund exceeded 100%. This was due to tax loss selling.

For the fiscal year ended November 30, 2001, the portfolio turnover rate for the Opportunity Fund exceeded 100%. This was due to sector reallocations.

For the fiscal year ended October 31, 2001, the portfolio turnover rate for the Select International Equities Fund exceeded 100%. This was due to (i) the extraordinary events of the third quarter led to the sale of several holdings and (ii) the continued weakness of growth stocks throughout the year led us to continuously reduce our tracking error ratio.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as "block trades". When executing block trades, securities are allocated using procedures that the Advisers consider fair and equitable.

When a small number of shares are allocated to the Adviser and its affiliates in a public offering, allocations may be done disproportionately, taking into consideration performance and resulting lot sizes. In some cases, various forms of pro rata allocations are used and, in other cases, random allocation processes are used. More particularized allocations may result from considerations such as lot size, cash availability, diversification or concentration requirements and investment objectives, restrictions and time horizons.

The following table sets forth the amounts of brokerage commission paid to broker-dealers by each Fund for the fiscal year ended October 31, 2001.

                                                      Aggregate              Aggregate
                                                      Brokerage              Brokerage
                                                   Commissions Paid       Commissions Paid
                                                  on Transactions in        for Research
                                                 the Funds' Securities   Services Provided
                                                 ---------------------   -----------------
Aggressive Growth Equities ...................           221,829                  385
Convertible Securities .......................           325,338                9,962
Earnings Momentum ............................            51,192                  345
Focused Large Cap Value ......................             1,549                  317
Growth Insights ..............................            17,646                    0
Health Sciences ..............................             2,097                    0
Large Cap Growth .............................            67,887                4,446
Large Cap Value ..............................           299,205               90,247
Select Equities ..............................         1,007,256              129,463
Small Cap Growth .............................           507,841               36,027
Small Cap Value ..............................            36,807               10,893
Technology ...................................             4,078                    7
Value Opportunities ..........................         1,213,591               59,055
Flexible Income ..............................            13,927                    6
Asia Pacific Equities ........................            48,177                    0
Emerging Markets Equities ....................            81,216                3,784
European Equities.............................           200,778                  420
Japanese Equities ............................           104,380                    0
Select International Equities ................           274,698                1,090

The aggregate brokerage commissions paid by the Funds on transactions for the fiscal years ended October 31, 2000 and October 31, 1999 were: $3,880,102 and $3,944,380 respectively.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 10 and 11 with respect to a Fund may be changed by vote of a majority of the Board of Directors at any time.

No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the Core Fixed Income, Mortgage-Backed Securities, Total Return Mortgage-Backed Securities and Money Market Funds may each enter into reverse repurchase agreements; (c) the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds may utilize mortgage-dollar rolls; and (d) each Fund, other than the Money Market Fund, may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of the Money Market Fund, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5%(or, in the case of the Money Market Fund, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of the Money Market Fund, to the purchase of obligations of domestic branches of United States banks. The Health Sciences and Technology Funds will invest more than 25% of the value of their assets in industries in the health sciences and technology sectors, respectively. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country; the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in re-al estate or interests therein and except that the Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities Funds are not prohibited investing in real estate.

No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

For each of the Diversified Value, Opportunity, and Income + Growth Funds, no Fund will, with respect to 75 percent of its assets, purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies if as a result more than five percent of the value of the Funds' total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an "industry" is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular "industry" is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the Funds' affairs. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below. Each director oversees each Fund in TCW Galileo Funds, Inc., which, as of the date of this Statement of Additional Information, number 28.

Independent Directors
---------------------

                                                                          Principal
Name, Address, Age and                  Term of Office and           Occupation(s) During        Other Directorships
 Position  with Funds                 Length of Time Served              Past 5 Years              held by Director
--------------------------------     --------------------------    ------------------------     ------------------------
John C. Argue (70)                   Mr. Argue has served as a     Chairman of the Rose         Apex Mortgage Capital
444 South Flower Street              director since inception      Hill Foundation, the         Inc. (real estate
Los Angeles, CA 90071                of TCW Galileo Funds,         Amateur Athletic             investment trust), Avery
Director                             Inc. in September 1992.       Foundation and the           Dennison Corporation
                                                                   University of Southern       (manufacturer of
                                                                   California Board of          self-adhesive Nationwide
                                                                   Trustees.  Former Senior     Health Properties Inc.
                                                                   Partner and Of Counsel,      (real estate investment
                                                                   Argue Pearson Harbison       trust), TCW Convertible
                                                                   & Myers.                     Securities Fund, Inc.
                                                                                                (closed-end fund.)

Norman Barker, Jr. (79)              Mr. Barker has served as      Private Investor.            ICN Pharmaceuticals,
9601 Wilshire Blvd.                  a director since                                           Inc., TCW Convertible
Beverly Hills, CA.  90210            inception of TCW Galileo                                   Securities Fund, Inc.
Director                             Funds, Inc. in September                                   (closed end fund).
                                     1992.

Richard W. Call (77)                 Mr. Call has served as a      Private Investor.            TCW Convertible
c/o Mayer, Brown & Platt Counsel     director of TCW Galileo       Former President of The      Securities Fund, Inc.
to the Independent Directors         Funds, Inc. since             Seaver Institute (a          (closed-end fund).
1675 Broadway                        February 1994.                private foundation).
New York, NY  10019
Director

Matthew K. Fong (48)                 Mr. Fong has served as a      Of Counsel Sheppard,         ESS Technology, Inc.,
333 South Hope Street                director of TCW Galileo       Mullin, Richter &            American National Title,
Los Angeles, CA.  90071              Funds, Inc. since April       Hamilton since 1999.         TCW Convertible
Director                             1999.                         From 1995 to 1998, Mr.       Securities Funds, Inc.
                                                                   Fong served as Treasurer     (closed-end fund).
                                                                   of the State of
                                                                   California.

John A. Gavin (70)                   Mr. Gavin has served as a     Founder and Chairman of      Apex Mortgage Capital
c/o Mayer, Brown & Platt             director of TCW Galileo       Gamma Holdings               Inc. (real estate
Counsel to the Independent           Funds, Inc., since May        (international capital       investment trust), TCW
Directors                            2001.                         consulting firm).            Convertible Securities
1675 Broadway                                                                                   Fund, Inc. (closed-end
New York, NY  10019                                                                             fund).
Director

Patrick C. Haden (49)                Mr. Haden has served as a     General Partner,             Elkay Plastics Co.,
300 South Grand Avenue               director of TCW Galileo       Riordan, Lewis & Haden       Inc., Indy Mac Mortgage
Los Angeles, CA.  90071              Funds, Inc. since May         (venture capital firm).      Holdings (mortgage
Director                             2001.                                                      banking), Tetra Tech,
                                                                                                Inc. (environmental
                                                                                                consulting), TCW
                                                                                                Convertible Securities
                                                                                                Fund, Inc.(closed-end
                                                                                                fund).

Interested Directors
--------------------

Each of these directors are "interest persons" of TCW Galileo Funds, Inc. ("Corporation") as defined in the 1940 Act because they are directors and officers of the Adviser, and shareholders and directors of The TCW Group, Inc. the parent company of the Adviser.

                                                                    Principal
Name, Address, Age and          Term of Office and            Occupation(s) During        Other Directorships
 Position  with Funds          Length of Time Served              Past 5 Years              held by Director
--------------------------    ----------------------        -----------------------    -----------------------
Marc I. Stern (57)            Mr. Stern has served as a    President and Director,     Apex Mortgage Capital
865 South Figueroa Street     director since inception     The TCW Group, Inc.,        Inc. (real estate
Los Angeles, CA.  90017       of TCW Galileo Funds,        Chairman, the Adviser,      investment trust),
Chairman                      Inc. in September 1992.      President and Vice          Qualcomm Incorporated
                                                           Chairman, TCW Asset         (wireless
                                                           Management Company, Vice    communications).
                                                           Chairman, Trust Company
                                                           of the West.

Thomas E. Larkin, Jr. (62)    Mr. Larkin has served as     Vice Chairman, The TCW      None.
865 South Figueroa Street     a director since             Group, Inc., the
Los Angeles, CA.  90017       inception of TCW Galileo     Adviser, TCW Asset
Director                      Funds, Inc., in September    Management Company and
                              1992.                        Trust Company of the
                                                           West.

Committees
----------

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee's members consist of Messrs. Argue, Barker, Call, Fong, Gavin and Haden. During the fiscal year ended October 31, 2001, the Audit Committee held three meetings.

Derivatives Committee. The Derivatives Committee approves parameters for and monitors the activities of the funds with respect to derivatives investments, if any, made by a Fund. The Derivative Committee's members consist of Messrs. Argue, Barker, Call, Fong, Gavin and Haden. During the fiscal year ended October 31, 2001, the Derivatives Committee held no meetings. However, derivative investments, if any, are reviewed at each quarterly regular meeting of the Board of Directors.

Equity Ownership of Directors

Independent Directors
---------------------

The following tables sets forth the equity ownership of the directors in each Fund as of December 31, 2001. The code for the dollar range of equity securities owned by the directors is: (a) $1-$10,000, (b) $10,001 - $50,000, (c) $50,001 -
$100,000; and (d) over $100,000.

                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in All
                                                                                   Registered Investment
                                                                                   Companies Overseen by
                                            Dollar Range of Equity                 Director in Family of
Name of Director                         Securities in the Corporation             Investment Companies
----------------                         -----------------------------             --------------------
John C. Argue                            Aggressive Growth Equities (a)                        (d)
                                         Large Cap Value (c)
                                         Select Equities (b)
                                         Small Cap Growth (c)
                                         Value Opportunities (b)

Norman Barker, Jr.                       Core Fixed Income (d)                                 (d)

Richard W. Call                          Aggressive Growth Equities (c)                        (d)

Matthew K. Fong                                         None                                    None

John A. Gavin                                           None                                    None

Patrick C. Haden                                        None                                    None

Interested Directors
--------------------

                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in All
                                                                                    Registered Investment
                                                                                    Companies Overseen by
                                          Dollar Range of Equity                    Director in Family of
Name of Director                         Securities inthe Corporation               Investment Companies
----------------                         ----------------------------             -------------------------
Marc I. Stern                            Core Fixed Income (d)                               (d)
                                         Growth Insights (d)
                                         High Yield Bond (d)
                                         Money Market (d)
                                         Select Equities (d)
                                         Small Cap Growth (b)

Thomas E. Larkin, Jr.                    Money Market (d)                                    (d)
                                         Select Equities (d)
                                         Value Opportunities (d)

Compensation of Independent Directors

The Corporation pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the director prorated among the Funds. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation for the fiscal year ended October 31, 2001.

Name of Independent Director      Aggregate Compensation From the Corporation
----------------------------      -------------------------------------------

John C. Argue                                     $38,500

Norman Barker, Jr.                                $38,500

Richard W. Call                                   $38,500

Matthew K. Fong                                   $38,500

John A. Gavin                                     $18,500

Patrick C. Haden                                  $18,500

The following table illustrates the total compensation paid to Corporation's Independent Directors for the calendar year ended December 31, 2001 by the TCW Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker, Call, Fong, Gavin and Haden as well as from the Corporation. TCW Convertible Securities Funds, Inc. is included solely because the Corporation's Adviser, TCW Investment Management Company also serves as its investment adviser.

                       For Service as Director
                           and Committee           Total Cash Compensation from
                         Member of the TCW         TCW Galileo Funds, Inc. and
Name of Independent    Convertible Securities      TCW Convertible Securities
      Director               Funds, Inc.                   Funds, Inc.
------------------     ----------------------      ---------------------------
John C. Argue                 $12,250                       $50,750

Norman Barker, Jr.            $12,250                       $50,750

Richard W. Call               $12,250                       $50,750

Matthew K. Fong                $5,250                       $43,750

John A. Gavin                  $5,250                       $23,750

Patrick C. Haden               $5,250                       $23,750

The officers of the Company who are not also directors of the Company are:

                                       Position(s) Held                   Principal Occupation(s)
                                       ----------------                   -----------------------
Name and Address                         with Company                     During Past 5 Years(1)
----------------                         -------------                    ----------------------
Alvin R. Albe, Jr. (48)*               President                     President and Director,
                                                                     the Adviser,Executive Vice
                                                                     President and Director of TCW
                                                                     Asset Management Company
                                                                     and Trust Company of the West;
                                                                     Executive Vice President, The
                                                                     TCW Group, Inc.

Michael E. Cahill (51)*                Senior Vice                   Managing Director, General Counsel and
                                       President,                    Secretary, the Adviser, The TCW Group,
                                       General                       Inc., Trust Company of the West and TCW
                                       Counsel                       Asset Management Company.
                                       and Assistant
                                       Secretary

Charles W. Baldiswieler (43)*          Senior Vice President         Managing Director, the Adviser, Trust
                                                                     Company of the West and TCW Asset
                                                                     Management Company.

Dennis J. McCarthy (44)*               Senior Vice President         Senior Vice President, the Adviser,
                                                                     Trust Company of the West and TCW Asset
                                                                     Management Company since October, 1999.
                                                                     Previously, Vice President with Founders
                                                                     Asset Management.

Ronald R. Redell (31)*                 Senior Vice President         Senior Vice President, the Adviser,
                                                                     Trust Company of the West and TCW Asset
                                                                     Management Company since August, 2000.
                                                                     Previously, National Sales Manager with
                                                                     RS Investment Management (formerly
                                                                     Robertson Stephens).

Philip K. Holl (52)*                   Secretary                     Senior Vice President and Associate
                                                                     General Counsel, the Adviser, Trust
                                                                     Company of the West and TCW Asset
                                                                     Management Company; Secretary to TCW
                                                                     Convertible Securities Fund, Inc.

                                       Position(s) Held                   Principal Occupation(s)
                                       ----------------                   -----------------------
Name and Address                         with Company                     During Past 5 Years(1)
----------------                         -------------                    ----------------------
David S. DeVito (39)                   Treasurer                     Managing Director and Chief Financial
                                                                     Officer, the Adviser, Trust Company of
                                                                     the West and TCW Asset Management
                                                                     Company; Treasurer to TCW Convertible
                                                                     Securities Fund, Inc.

----------
(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*    Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California
     90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company and George N. Winn, Vice President of Trust Company of the West, TCW Asset Management Company and the Adviser is Assistant Treasurer of the Corporation.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

TCW Galileo Funds, Inc. (the "Corporation") and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Societe Generale Asset Management, S.A., is a wholly-owned subsidiary of Societe Generale Asset Management, S.A. Under the Advisory Agreement, the Corporation retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Corporation's business affairs subject to control by the Board of Directors of the Corporation. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

The Adviser has retained, at it sole expense, TCW London International, Limited (regulated by I.M.R.O.) to act as a sub-adviser to Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and Select International Equities. TCW London International, Limited (the "Sub-Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. The Sub-Adviser provides the Funds with investment advice and portfolio management services subject to the overall supervision of the Adviser.

The Adviser furnishes to the Corporation office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Company if desired and reasonably required by the Corporation.

The fee allocable to each Fund is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund's net asset value. The fee is payable monthly. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

Equity Funds

               Aggressive Growth Equities                              1.00%
               Convertible Securities                                  0.75%
               Diversified Value                                       0.75%
               Earnings Momentum                                       1.00%
               Focused Large Cap Value                                 0.65%
               Growth Insights                                         0.90%
               Health Sciences                                         0.90%
               Income + Growth                                         0.75%
               Large Cap Growth                                        0.55%
               Large Cap Value                                         0.55%
               Opportunity                                             0.90%
               Select Equities                                         0.75%
               Small Cap Growth                                        1.00%
               Small Cap Value                                         1.00%
               Technology                                              1.00%
               Value Opportunities                                     0.80%

Fixed Income Funds

                Money Market                                           0.25%
                Core Fixed Income                                      0.40%
                Flexible Income                                        0.75%
                High Yield Bond                                        0.75%
                Mortgage-Backed Securities                             0.50%*
                Total Return Mortgage-Backed Securities                0.50%

*The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2002.

International Funds

                Asia Pacific Equities                                  1.00%
                Emerging Markets Equities                              1.00%
                Emerging Markets Income                                0.75%

                European Equities                                      0.75%
                Japanese Equities                                      0.75%
                Select International Equities                          0.75%

The Adviser has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses of a Fund to the extent necessary to limit the Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund for the period or year ended:

                            Fund                     2001                2000            1999
                            ----                  ----------          ----------      -----------
Aggressive Growth Equities                        $1,739,000          $2,744,000      $1,384,000
Convertible Securities                               466,000             463,000         330,000
Diversified Value                                     46,000              56,000          92,000
Earning Momentum                                      84,000             304,000         280,000
Focused Large Cap Value                                4,000                 ---             ---
Growth Insights                                       20,000                 ---             ---
Health Sciences                                        3,000                 ---             ---
Income + Growth                                      285,000             260,000         351,000
Large Cap Growth                                      97,000             166,000          97,000
Large Cap Value                                      788,000             487,000         330,000
Opportunity                                          325,000             307,000         353,000
Select Equities                                    6,469,000           3,770,000       1,824,000
Small Cap Growth                                   3,011,000           4,430,000       1,706,000
Small Cap Value                                       23,000               3,000             ---
Technology                                             9,000                 ---             ---
Value Opportunities                                1,423,000             311,000         235,000
Money Market                                         734,000             591,000         541,000
Core Fixed Income                                    285,000             239,000         307,000
Flexible Income                                       13,000                 ---             ---
High Yield Bond                                    1,845,000           1,544,000       1,553,000
Mortgage-Backed Securities                           283,000             322,000         232,000
Total Return Mortgage-Backed Securities              421,000             408,000         470,000
Asia Pacific Equities                                106,000             190,000         143,000
Emerging Markets Equities                            326,000             570,000         212,000
Emerging Markets Income                              416,000             782,000         464,000
European Equities                                    273,000             528,000         593,000
Japanese Equities                                    129,000             392,000         371,000
Select International Equities                        355,000                 ---             ---

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of directors who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto the Fund's shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class. In addition, the administrative services fee applicable the Advisor Class Shares will be allocated to that class.

The Advisory Agreement also provides that each Fund will reimburse the Adviser for the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

The Advisory and Sub-Advisory Agreements were approved by each Fund's shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Corporation or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory and Sub-Advisory Agreements may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. The Advisory and Sub-Advisory Agreements terminate automatically in the event of their assignment.

In determining whether to approve the Advisory and Sub-Advisory Agreements the Board of Directors, including the Independent Directors considered various materials provided by the Adviser including information relating to comparative advisory fees, expenses and performance data of the Funds and the Independent Directors were advised by independent legal counsel with respect to these matters. In particular, the Board of Directors considered the nature, quality and services provided by the Adviser and Sub-Adviser, the Adviser's and Sub-Adviser's personnel, the Funds' long-term performance records compared to other similar mutual funds, the Funds' lower overall expense ratios compared to similar mutual funds and the profitability of the Adviser derived from its relationship with the Funds. The Board of Directors also considered the rankings given the Funds by third party ranking entities. In addition, in approving the Advisory and Sub-Advisory Agreements, the Board of Directors considered that the Adviser agreed to reduce its investment advisory fee or to pay the ordinary operating expenses of each Fund to the extent necessary to limit the Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as calculated by Lipper Inc.

The Independent Directors met separately with their independent legal counsel to consider the foregoing factors in light of the advice provided by their independent legal counsel with respect to the law applicable to the review of investment advisory agreements. Following their separate meeting, the entire Board of Directors, including the Independent Directors, approved the continuance of the Advisory and Sub-Advisory Agreements for another year.

The Corporation has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Advisory and Sub-Advisory Agreements also provides that the Adviser shall not be liable to the Corporation for any actions or omissions if they acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of each class of the Company's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement") with the Corporation which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Corporation's Board of Directors, by vote of holders of a majority of the Corporation's shares, or by the Distributor.

The Corporation offers three classes of shares: Institutional Class or Class I shares, Investor Class or Class N shares and Advisor Class shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the

Distributor and other financial intermediaries. Advisor Class shares of certain Funds may be offered through institutional channels such as retirement plans and financial intermediaries.

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (" Rule 18f-3 Plan"). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Corporation also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") with respect to the Class N and Advisor Class shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N or Advisor Class shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N or Advisor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N or Advisor Class, and by vote of a majority of both

(i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not "interested persons" of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Corporation's Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Directors of the Corporation, and
(ii) those Directors of the Corporation who are not "interested persons" of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of January 31, 2002:

Class I
-------

Aggressive Growth Equities Fund

         BNY Western Trust Company Custodian
         Santa Barbara Cottage Hospital
         700 S. Flower Street
         Los Angeles, CA 90017
         (10.32%)

         Northern Trust Company Custodian
         Westlake Health Foundation
         P.O. Box 92956
         Chicago, IL  60675
         (5.95%)

Convertible Securities Fund

         Maine State Retirement System
         State Office Building
         Augusta, ME  04333
         (20.23%)

         Buck Foundation
         666 Camino Aquajito
         Monterey, CA  93940
         (7.37%)

         Daniel J. Donohue Living Trust
         c/o Trust Company of the West
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (7.37%)

         City of Tallahassee
         City Hall
         Tallahassee, FL 32301
         (7.21%)

         The Seaver Institute
         555 S. Flower Street
         Los Angeles, CA 90071
         (5.17%)

Earnings Momentum Fund

         United Jewish Communities Inc.
         111 Eighth Avenue
         New York, NY 10011
         (78.77%)

         Whitney Museum of American Art
         945 Madison Avenue
         New York, NY 10021
         (15.46%)

Large Cap Growth Fund

         Carpenters Health & Welfare Trust
         533 S. Fremont Avenue
         Los Angeles, CA 90071
         (50.69%)

         Sema & Co.
         12 East 49th Street
         New York, NY 10020
         (22.29%)

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (5.67%)

Large Cap Value Fund

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (16.84%)

         Carol Barnett Charitable Trust
         5815 Live Oak Road
         Lakeland, FL 33813
         (15.75%)

         Salk Institute
         P.O. Box 85800
         San Diego, CA 92186
         (15.46%)

         Bank of America Custodian
         Hilton Charitable Remainder Trust
         P.O. Box 831575
         Dallas, TX 75283
         (10.76%)

         Mac & Co. RHFF 0406002
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (7.12%)

Opportunity Fund

         Reliastar Life Insurance Co. of NY
         20 Washington Avenue South
         Minneapolis, MN 55401
         (57.76%)

         Value Trust Company Trustee
         City of Boulder Fire & Police Money Purchase Pension Plan 2929 Allen Parkway
         Houston, TX 77019
         (29.29%)

Select Equities Fund

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (21.96%)

         Fidelity Investments Custodian
         100 Magellan Way
         Covington, KY 41015
         (9.54%)

         Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients
         4800 Deer Lake Drive East
         Jacksonville, FL 32246
         (7.05%)

Small Cap Growth Fund

         University of Tennessee
         Office of the Treasurer
         Knoxville, TN 37996
         (7.36%)

Small Cap Value Fund

         JP Morgan/Chase Custodian
         The Animal Medical Center
         4 New York Plaza
         New York, NY 10004
         (26.03%)

         Firstar Bank FBO
         H.D. Bader Lead
         P.O. Box 1787
         Milwaukee, WI 53202
         (14.74%)

         Firstar Bank FBO
         H.D. Bader Lead
         P.O. Box 1787
         Milwaukee, WI 53202
         (9.22%)

         Firstar Bank FBO
         H.D. Bader Lead
         P.O. Box 1787
         Milwaukee, WI 53202
         (9.22%)

         Klitsner Family & Co.
         777 E. Wisconsin Avenue
         Milwaukee, WI 53202
         (8.33%)

         TCW Investment Management Company
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (5.47%)

         Nicola & Teresa Galluccio
         c/o Trust Company of the West
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (5.28%)

Value Opportunities Fund

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (12.10%)

         Sears 401(K) Profit Sharing Plan
         c/o State Street Corporation
         105 Rosemont Avenue
         Westwood, MA 02090
         (10.65%)

         Vanguard Fiduciary Trust Company FBO
         BASF Employee Savings Plan
         P.O. Box 2600
         Valley Forge, PA 19482
         (8.73%)

Core Fixed Income Fund

         Mead Foundation
         P.O. Box 2218
         Napa, CA 94558
         (11.32%)

         Cedars-Sinai Medical Center
         8700 Beverly Boulevard
         Los Angeles, CA 90048
         (10.64%)

         Bank of America Custodian
         Hilton Charitable Remainder Trust
         P.O. Box 831575
         Dallas, TX 75283
         (9.18%)

         Robert Lynn Revocable Trust
         25 Bay Avenue
         Balboa, CA 92661
         (8.27%)

         Joseph B. Gould Foundation
         101 Convention Center Drive
         Las Vegas, NV 89109
         (7.80%)

         The Christ Child Society of Washington D.C.
         7101 Wisconsin Avenue N.W.
         Washington, D.C. 20016
         (5.32%)

High Yield Bond Fund

         Maine State Retirement System
         State Office Building
         Augusta, ME 04333
         (31.94%)

         City of Tallahassee
         City Hall
         Tallahassee, FL 32301
         (9.58%)

         First Insurance Company of Hawaii
         c/o Conning Asset Management Co.
         700 Market Street
         St. Louis, MO 63101
         (7.00%)

         Connecticut Medical Insurance Co.
         P.O. Box 71
         Glastonbury, CT 06033
         (5.15%)

Money Market Fund

         SG Cowen Omnibus Account
         Financial Square
         New York, NY 10005
         (33.36%)

         Saxon & Co.
         P.O. Box 7780-1888
         Philadelphia, PA 19182
         (17.87%)

Mortgage-Backed Securities Fund

         Mac & Co. CLSF 5049522
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (76.33%)

Total Return Mortgage-Backed Securities Fund

         Mac & Co. FSPF 8631262
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (28.09%)

         Bost & Co. CWCF 00012002
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (24.84%)

         Mac & Co. GEKF 1000092
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (19.20%)

         Mac & Co. GCIF 2000092
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburgh, PA 15230
         (9.27%)

         Cedars-Sinai Medical Center
         8700 Beverly Boulevard
         Los Angeles, CA 90048
         (8.30%)

Asia Pacific Equities Fund

         Northern Trust Co. Custodian
         Sobra Development Co.
         P.O. Box 92956
         Chicago, IL 60675
         (85.88%)

Emerging Markets Equities Fund

         Worchester Polytechnic Institute
         100 Institute Road
         Worchester, MA 01609
         (25.10%)

         Salk Institute
         P.O. Box 85800
         San Diego, CA 92186
         (23.57%)

         Chase Manhattan Bank Custodian
         Via Health Pension Plan
         P.O. Box 1412
         Rochester, NY 14603
         (13.78%)

         Bank of America Custodian
         Hilton Charitable Remainder Trust
         P.O. Box 831575
         Dallas, TX 75283
         (12.27%)

         Fleet National Bank Custodian
         University of Massachusetts
         P.O. Box 92800
         Rochester, NY 14692
         (7.62%)

Emerging Markets Income Fund

         Maine State Retirement System
         State Office Building
         Augusta, ME 04333
         (32.44%)

         City of Tallahassee
         City Hall
         Tallahassee, FL 32301
         (18.61%)

         Bank of America Custodian
         Hilton Charitable Remainder Trust
         P.O. Box 831575
         Dallas, TX 75283
         (12.72%)

         Hook Investments LLC
         5810 E. Skelly Drive
         Tulsa, OK 74135
         (7.48%)

         Kresge Foundation
         3215 W. Big Beaver Road
         Troy, MI 48084
         (7.42%)

European Equities Fund

         Northern Trust Co. Custodian
         Modern Woodmen of America
         P.O. Box 92956
         Chicago, IL 60675
         (43.53%)

         Wilmington Trust Co. Custodian
         FBO Global Investment Trust
         1100 N. Market Street
         Wilmington, DE 19890
         (32.13%)

         Morley Group Inc.
         2901 28th Street
         Santa Monica. CA 90405
         (6.02%)

Japanese Equities Fund

         Bank of America Custodian
         Hilton Charitable Remainder Trust
         P.O. Box 831575
         Dallas, TX 75283
         (88.91%)

Select International Equities Fund

         Salk Institute
         P.O. Box 85800
         San Diego, CA 92186
         (36.16%)

         First Insurance Company of Hawaii
         c/o Conning Asset Management Co.
         700 Market Street
         St. Louis, MO 63101
         (15.65%)

         Buck Foundation
         666 Camino Aguajito
         Monterey, CA 93940
         (11.95%)

         Northern Trust Co. Custodian
         McCarthy Trust
         P.O. Box 92956
         Chicago, IL 60675
         (8.54%)

Class N
-------

Aggressive Growth Equities Fund

         Fidelity Investments Custodian
         100 Magellan Way
         Covington, KY 41015
         (57.96%)

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (21.90%)

Diversified Value Fund

         SG Cowen Securities Corporation
         Financial Square
         New York, NY 10005
         (5.77%)

Flexible  Income Fund

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (100%)

Focused Large Cap Value Fund

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (100%)

Growth Insights Fund

         Lombos Holdings
         P.O. Box 829, Charles House
         Charles Street
         St. Helier, Jersey
         Channel Islands JEYOUE
         (50.47%)

         Brian Beitner & Mary Beitner
         c/o Trust Company of the West
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (22.15%)

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (21.74%)

         Beatrice B. Trust
         c/o Trust Company of the West
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (5.36%)

Health Sciences Fund

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (100%)

Income & Growth Fund

         Lehman Brothers, Inc.
         Account No. 735-22753-12
         101 Hudson Street
         Jersey City, NJ 07302
         (7.21%)

Large Cap Growth

         National Financial Services Corp. FBO Customers
         200 Liberty Street
         New York, NY 10281
         (44.05%)

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (23.27%)

         D. Jane Ruch
         6378 FM #545
         Anna, TX 75409
         (6.83%)

         Wexford Clearing Services Corp. FBO
         Tucker Anthony, Inc.
         45789 Turtlehead Drive
         Plymouth, MI 48170
         (5.96%)

Select Equities Fund

         Charles Schwab & Co. Inc Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (43.47%)

         National Financial Services Corp. FBO Customers
         200 Liberty Street
         New York, NY 10281
         (10.68%)

         IMS & Co. FBO Customers
         P.O. Box 3865
         Englewood, CO 80155
         (5.19%)

Small Cap Growth Fund

         Merrill Lynch Pierce Fenner & Smith Inc.
         FBO Clients
         4800 Deer Lake Drive East
         Jacksonville, FL 32246
         (25.73%)

         Fidelity Investments Custodian
         100 Magellan Way
         Covington, KY 41015
         (24.05%)

         Charles Schwab & Co Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (20.17%)

         National Financial Services Corp. FBO Customers
         200 Liberty Street
         New York, NY 10281
         (10.61%)

         Prudential Securities Inc. FBO Clients
         1 New York Plaza
         New York, NY 10292
         (6.66%)

Technology Fund

         Douglas & Terri Foreman
         c/o Trust Company of the West
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (47.49%)

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (20.12%)

         United California Bank Custodian
         Ellison Rollover IRA
         P.O. Box 7476
         Incline Village, NV 89452
         (8.01%)

         PaineWebber Inc. FBO Riverside Women's
         Health PS Trust
         Pine Street
         Poughkeepsie, NY 12601
         (5.12%)

Value Opportunities Fund

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94106
         (43.20%)

         National Financial Services Corp. FBO Customers
         200 Liberty Street
         New York, NY 10281
         (22.38%)

         National Investor Services Corp. FBO Customers
         55 Water Street
         New York, NY 10041
         (8.87%)

Core Fixed Income Fund

         The TCW Group, Inc.
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (98.19%)

High Yield Bond Fund

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (93.28%)

Total Return Mortgage-Backed Securities Fund

         National Financial Services Corp. FBO Customers
         200 Liberty Street
         New York, NY 10281
         (46.38%)

         PFPC Brokerage Services
         211 South Gulph Road
         King of Prussia, PA 19406
         (10.91%)

         Steve & Rose Ratlift
         1923 Edgewood Lane
         Walnut Creek, CA 94598
         (6.81%)

         Charles Schwab & Co. Inc. Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (6.35%)

         Michael & Janet Brandt
         3210 Grandview Boulevard
         Madison, WI 53713
         (5.69%)

European Equities Fund

         Prudential Securities Inc. FBO Clients
         1 New York Plaza
         New York, NY 10292
         (75.08%)

         Charles Schwab & Co. Inc.
         Reinvest Account
         101 Montgomery Street
         San Francisco, CA 94104
         (9.96%)

         Gerard & Roberta Davis
         391 Round Hill Road
         Greenwich, CT 06831

Class K (Advisor Class)
-----------------------

Select Equities Fund

         TCW Capital Investment Corporation
         865 S. Figueroa Street
         Los Angeles, CA 90017
         (100%)

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company ("Administrator") serves as the administrator of the Corporation pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Corporation's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Corporation; and preparing the Corporation's Form N-SAR. The Administrator receives an administration fee based on the assets of the Corporation as follows: 0.0375% of the first $750 million in assets; 0.0300% of the next $750 million in assets; and 0.0200% thereafter.

CODE OF ETHICS

The Adviser is subject to the Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Corporation will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Corporation. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemption's of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Corporation reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Corporation.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause
(a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Any realized gains will be distributed as described in the Prospectus. See "Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as "equalization") would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund's total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund's methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to: (a) taxable dividends and distributions, and,
(b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

INVESTMENT RESULTS

From time to time, the Corporation may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

Each Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:


P(1+T)/n/=ERV

Where:

     P =  hypothetical initial payment of $1,000

     T =  average annual total return

     n =  number of years

     ERV Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return  [ ( ERV ) - 1 ]
                            ---
                             P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in publishing information about the Corporation's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Corporation was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Corporation has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Funds offers two classes of shares: Class I shares and the Class N shares. In addition, the Select Equities Fund offers an Advisor Class. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. The Advisor Class shares are offered at current net asset value but are also subject to distribution or service fees imposed under the Distribution Plan and an administrative fee. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Corporation's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Corporation may form in the future on all matters affecting the Corporation, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent for the Company. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Corporation. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 101 Barclay Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462

LEGAL COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The audited financial statements for the period ended October 31, 2001, including the financial highlights, appearing in the Corporation's Annual Report to shareholders are incorporated by reference and made a part of this document. In addition, the audited financial statements for the Diversified Value Fund, the Opportunity Fund and the Income + Growth Fund for the period ended November 30, 2001, including the financial highlights, appearing in the Annual Report to shareholders of the Cowen Series Fund, SG Cowen Funds, Inc. and the SG Cowen Income + Growth Fund, Inc. respectively are incorporated by reference and made a part of this document.

                                   APPENDIX A

Description of S&P and Moody's Ratings

     S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     Moody's

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating


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category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


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